UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington DE 19808

United States

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a) The Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Annual Report

June 30, 2021

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings International Investments Limited

20 Old Bailey

London, UK

EC4M 7BF

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The funds in the Trust file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an attachment to Form N-PORT. The funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

ALPS Distributors, Inc. is the distributor for the Barings mutual funds. ALPS and Barings are separate and unaffiliated.

Daniel McGee

President

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Global Emerging Markets Equity Fund

Barings U.S. High Yield Fund

Dear Shareholder,

In the first half of the year, global markets continued to experience positive momentum as vaccinations became more prevalent and businesses re-opened. While the U.S. Federal Reserve’s hawkish turn in June has kept inflation and rates at the forefront, economic growth remains strong and inflation still looks transitory, in our view.

From a bottom-up research perspective, our investment teams continue to find a generally supportive environment. While many asset classes have experienced impressive performance since the depths of the pandemic, we believe value can still be found in both developing and emerging markets. That said, there are a number of lingering uncertainties as we look toward the second half of the year. For one, although developed markets may be through the worst of the pandemic – and further extensive lockdowns seem unlikely – there are questions as to whether new strains of the virus could slow the economic recovery. There are also a number of macro and geopolitical risks on the horizon, from the ongoing U.S.-China and U.S.-Russia tensions, to conflicts in the Middle East.

Against this backdrop, we believe selectivity is as critical as ever. Whereas market beta has been a significant driver of returns over the last several months, corporate and country fundamentals have come decidedly back to the forefront. This means that simply owning the index – whether in high yield, investment grade credit or emerging markets debt – may lead to disappointing outcomes.

As active managers, and with some of the industry’s largest fixed income research teams, we believe we are well-positioned to provide access to relative value opportunities as they arise across geographies and asset classes.

You have previously received a proxy statement/prospectus with respect to the proposed reorganization of the Barings funds. The proposed reorganizations will be voted on at a virtual joint special meeting of shareholders scheduled to be held on September 29, 2021. In this unprecedented time, we appreciate your continued trust and partnership, and we look forward to helping you achieve your investment objectives.

Sincerely,

Daniel McGee

President

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Barings Global Floating Rate Fund 2021 Annual Report

Investment Objective

Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the annual reporting period from July 1, 2020 through June 30, 2021 of +14.19%, outperforming the Credit Suisse Global Loan Benchmark (the “Benchmark”), which returned +11.42%.[1,6]

What factors influenced performance of the Fund?

∎

Trading levels across the broadly syndicated loan market continued to recover throughout the period from the drawdown that occurred in March 2020. The initial recovery at the start of the period was in higher rated loans (double-B rated), although there was a more material recovery in the lower rating categories (single-B and lower rated loans) through the rest of the period. As the Fund had a higher exposure to loans rated single-B and lower, this positively contributed to outperformance during the period.

∎

Broadly speaking, outperformance by Fund holdings within industry sectors (based on the Benchmark’s industry sectors) was the main driver of outperformance for the period, with the top performing sectors including the wireless communications, financial and healthcare sectors. Additionally, an overweight position to the gaming/leisure sector and credit selection within that sector was a positive contributor to relative results.

∎

From a regional perspective, the Fund’s allocations between the North American and European markets did not have a material impact on performance. The Fund’s holdings in both regions (North America and Europe) outperformed the Benchmark and outperformance was fairly balanced between the two regions.

∎	Due to the elevated returns across the market, the Fund’s modest allocation to cash (for which the average weight was approximately 6%) was a modest detractor from attribution results.

Describe recent portfolio activity.

∎

During the reporting period, the Fund did not make material shifts between geographic regions as relative value was viewed as comparable between the two regions and therefore the focus was on individual credit decisions.

∎

From an asset class perspective, the Fund’s strategy remained focused primarily on first lien senior secured loans in which the exposure increased by approximately 3% with modest decreases in exposure to senior secured bonds and second lien senior secured loans.

∎

Over the reporting period, the Fund’s top two industry exposures, healthcare/education/childcare and diversified/conglomerate service (based on Moody’s industries) remained the same. During the period, the leisure/amusement/entertainment sector decreased from third largest to the fourth largest position. This change was not a reflection of relative value positioning, rather was due to the Fund reducing exposure to positions in that sector that had provided meaningful value during the market’s recovery.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index..

Barings Global Floating Rate Fund 2021 Annual Report

∎

The Fund’s exposure to triple-C rated loans modestly decreased as a result of positive catalysts for individual credits that has provided opportunities to exit those positions at what we believe were viewed as attractive levels. Recent purchases were primarily in the single-B rated loans and as a result exposure to that rating category modestly increased.

Describe portfolio positioning at period end.

∎	The Fund finished the twelve-month reporting period, ending June 30, 2021, with 89.4% allocated to global senior secured loans, 4.0% to global senior secured high yield bonds, and 6.0% to cash.

∎

From an industry perspective (based on Moody’s industries), the Fund remained well diversified across a number of sectors, with concentrations in healthcare/education/childcare (13.8%), diversified/conglomerate services (13.6%), and telecommunications (8.0%) as of June 30, 2021.

∎

As of June 30, 2021, the Fund had the following credit quality breakdown: 1.0% in triple-B assets, 13.0% in double-B assets, 68.9% in single-B assets, and 9.0% in triple-C and below assets. Approximately 2.1% of the Fund’s assets are non-publicly rated. Cash and accrued income accounted for the remaining 6.0% of the portfolio assets.[2]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (66.4%), the U.K. (8.4%), Germany (5.2%), France (2.8%) and the Netherlands (2.6%). Overall, the Fund had exposure to 16 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎

From a fundamental standpoint, we believe high yield appears to be on solid footing with upgrades outnumbering downgrades and default rates back below longer-term averages. At the same time, we expect company earnings, revenues and cash flows to remain well-supported by the resurgence in consumer demand this year and into 2022.

∎

While the economy appears to be on a positive trajectory, and companies remain well-supported by ample liquidity, there are plenty of uncertainties on the horizon. Therefore we continue to believe that an actively managed strategy focused on prudent asset selection is crucial in this environment.

∎

With expectations for continued economic growth coming out of the pandemic, we believe it is reasonable to expect the Federal Reserve will at some point move toward tapering and rates will eventually rise. Against this backdrop, in our view, there are benefits to considering variable or floating rate assets such as loans.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2021 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2021.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2021.

Barings Global Floating Rate Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8,9]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	10.48%	3.35%	4.67%	3.59%
Class A No Load	09/16/2013	13.90%	4.40%	5.31%	4.00%
Class C With Load	09/16/2013	12.08%	3.63%	4.54%	3.24%
Class C No Load	09/16/2013	13.08%	3.63%	4.54%	3.24%
Class I With Load	09/16/2013	14.19%	4.69%	5.60%	4.30%
Class I No Load	09/16/2013	14.19%	4.69%	5.60%	4.30%
Class Y With Load	09/16/2013	14.19%	4.66%	5.58%	4.28%
Class Y No Load	09/16/2013	14.19%	4.66%	5.58%	4.28%

3.

Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index..

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

9.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the annual reporting period from July 1, 2020 through June 30, 2021 of +17.52%, and outperformed the 3 Month USD LIBOR +500 basis points (bps)[1] benchmark, which returned +5.22%.[2,6]

What factors influenced performance of the Fund?

∎

The material recovery in trading levels across high yield credit markets during the reporting period, following the drawdown in March 2020, was the primary driver for the Fund’s outperformance relative to the benchmark. We note that a large portion of the benchmark is static and therefore is not generally impacted by mark-to-market changes.

∎

For the core asset classes, high yield bonds outperformed senior secured loans over the full period and were the top contributor to the Fund’s total return. Furthermore, the Fund’s holdings within each of these asset classes outperformed their respective markets.

∎

By region, the Fund’s North American high yield bond holdings modestly outperformed the Fund’s European high yield bond holdings and for senior secured loans, the Fund’s European holdings modestly outperformed the Fund’s North American holdings. As a result, performance was fairly balanced between the two regions.

∎

From a ratings category perspective, the Fund’s lower rated credits in the high yield bond and senior secured loan markets outperformed higher rated credits during the reporting period, particularly in the second half of the period.

∎

For the opportunistic asset classes, the total return for the Fund’s collateralized loan obligation (CLOs) holdings outperformed the core asset classes and therefore was a positive contributor to the Fund’s overall total return.

Describe recent portfolio activity.

∎

During the first half of the reporting period, there were minimal shifts between regions for core asset classes or between asset classes as the focus was on individual credit relative value decisions. In the second half of the period, the Fund modestly increased exposure in floating rate senior secured loans, reducing exposure to fixed rate high yield bonds. Within high yield bonds, the Fund modestly added exposure to emerging markets corporate debt.

∎

In general, as these portfolios build over time, the Fund intends to deploy cash into asset classes which we believe offer the best relative value at that time, and will shift exposure between asset classes as relative value opportunities change.

∎	In regards to the opportunistic asset classes, the Fund’s exposure to CLOs modestly decreased over the period.

∎	Within rating categories, the Fund’s exposure to single-B and triple-C rated credits increased and exposure to double-B rated credits decreased over the period.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

∎

Over the reporting period, the Fund’s top two industry exposures, healthcare/education/childcare and diversified/conglomerate service (based on Moody’s industries) remained the same. During the period, the Fund’s exposure to the oil and gas sector increased to the third largest sector exposure. This was primarily due to purchases in higher quality high yield bonds in that sector, including some fallen angels early in the period.

Describe portfolio positioning at period end.

∎

The Fund finished the annual reporting period, ended June 30, 2021, with an allocation of 40.6%, 42.1% and 8.8% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in equities at 0.9%, special situations at 0.6%, and cash/other at 7.0%. A significant portion of the portfolio (approximately 63.9%) was senior secured in nature (including CLOs backed by secured loans), which we believe can potentially mitigate principal loss in default situations.

∎

From an industry perspective, the Fund was well diversified across a number of sectors, with concentrations in healthcare, education and childcare (9.1%), diversified/conglomerate services (6.8%), and the oil and gas sector (6.1%) as of June 30, 2021.

∎

As of June 30, 2021, the Fund had the following credit quality breakdown: 1.7% in triple-B assets, 20.8% in double-B assets, 49.2% in single-B assets, and 16.2% in triple-C and below assets. Approximately 5.1% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 7.0% of the portfolio assets.[3]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (55.7%), the U.K. (8.6%), Germany (4.5%), France (3.3%) and India (2.2%). The Cayman Islands exposure related to the Fund’s CLO holdings was included in the U.S. Overall, the Fund had exposure to 32 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎

From a fundamental standpoint, we believe high yield appears to be on solid footing, with upgrades outnumbering downgrades and default rates back below longer-term averages. At the same time, we expect company earnings, revenues and cash flows to remain well-supported by the resurgence in consumer demand this year and into 2022.

∎

While the economy appears to be on a positive trajectory, and companies remain well-supported by ample liquidity, there are plenty of uncertainties on the horizon. Therefore we continue to believe that an actively managed strategy focused on prudent asset selection is crucial in this environment. Furthermore, while there is potential for shorter-term bouts of volatility, we see particular benefits to a multi-credit strategy that has the ability to invest across asset classes and regions based on relative value.

∎

With expectations for continued economic growth coming out of the pandemic, it is reasonable to expect the Federal Reserve will at some point move toward tapering and rates will eventually rise. Against this backdrop, we believe there are benefits to considering variable or floating rate assets such as loans and CLOs. However, in our view, high yield bonds still look relatively well-positioned in a reflationary environment given their shorter duration relative to other longer duration fixed income asset classes and investors focused on yield in an overall low rate environment.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2021.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2021.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8],9	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	12.50%	3.52%	5.59%	4.40%
Class A No Load	09/16/2013	17.18%	4.94%	6.46%	4.92%
Class C With Load	09/16/2013	15.42%	4.19%	5.68%	4.14%
Class C No Load	09/16/2013	16.42%	4.19%	5.68%	4.14%
Class I With Load	09/16/2013	17.51%	5.21%	6.73%	5.18%
Class I No Load	09/16/2013	17.51%	5.21%	6.73%	5.18%
Class Y With Load	09/16/2013	17.52%	5.21%	6.73%	5.18%
Class Y No Load	09/16/2013	17.52%	5.21%	6.73%	5.18%

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

9.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

Barings Active Short Duration Bond Fund 2021 Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2020 through June 30, 2021 of 7.00%, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Benchmark”), which returned 0.06%.[1,5]

What factors influenced performance of the Fund?

∎

A shorter-duration position contributed positively to performance relative to the Benchmark as rates rose over the period. The Fund used Treasury bonds and futures to help manage duration. The front end of the Treasury yield curve remained flat between three months and three years. The U.S. Federal Reserve (Fed) continued its accommodative monetary policy with rates held at a target of 0.00% to 0.25%. If the market sees a sustainable inflationary environment, we will likely see technical pressure to bring rates higher; a return to the trend seen in the first quarter of 2021. The Fund ended the period with a 0.52 year duration in accordance with our rules-based duration management process.

∎

We continued to favor securitized credit over corporate credit, emphasizing structure over unsecured positions. The Fund’s allocation to consumer asset-backed securities (ABS) was a positive contributor to performance. Auto, Student loans, Aviation, and Consumer Loan collateral were among the top contributors within the ABS sector. The market’s risk-on tone brought a majority of market segments tighter amid the backdrop of shrinking dealer balance sheets. Demand remained robust despite high levels of new issue ABS supply. The allocation took advantage of tightening by selling into strength in areas where pricing has gotten ahead of fundamentals.

∎

The Fund’s allocation to commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS) also contributed positively to performance over the period. Non-Agency CMBS continued to show resiliency given recent periods of rate volatility in prior months despite limited dealer risk taking given tight absolute spread levels.

∎

The 35% allocation to investment grade corporate credit contributed positively to performance. Corporate index spreads finished the period at 80 basis points. Index spread remains 40bps inside of 2-year average levels – the last time the index was at this level was March 2005. As corporate spreads continued to ratchet closer to historical tights, the fundamental picture remained robust, and improving, as issuers gained steadier footing amidst the market recovery.

∎

The Fund’s small position in high-quality collateralized loan obligation (CLO) tranches was also a positive contributor. CLOs remained an attractive subordinated investment given attractive yields, however with high quality spreads trading at tight historical levels, return from the top of the capital stack was expected to come primarily from carry.

∎	The allocation to BB-rated high yield corporate bonds contributed positively to performance, while the fund’s underweight to U.S. Treasuries detracted.

Describe recent portfolio activity.

∎	The Fund ended the period with a duration positioning of 0.52 years, as the front end of the U.S. Treasury curve remained flat.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2021 Annual Report

∎

The Fund increased its allocation to hard currency EMD by 10% over the period as relative value was identified. CMBS positioning was increased by 2%. ABS, Cash, and RMBS positioning was reduced. The Fund’s developed market corporate and high quality CLO weight remained unchanged.

∎	The Funds allocation to AAA-rated and BB-rated positions decreased, while BB, Single-A, and AA quality increased over the reporting period.

Describe portfolio positioning at period end.

∎

The Fund continued to be well diversified across corporate and securitized sectors. The securitized ABS allocation was 23.3% at the end of the period. Automotive loan collateral represented the largest allocation, followed by Student Loan collateral. Further commercial ABS sub-sectors include Timeshare, Personal Consumer Loan, Aircraft Leasing and Franchise Receivables deals. The Fund maintained an active position in RMBS and CMBS securities, ending the period at 8.8% and 6.8%, respectively.

∎

At the end of the period, the Fund’s credit allocation was 51.0%. This allocation was comprised of 35.3% in investment grade corporates, 5.7% in BB-rated high yield corporates, and 10.0% in U.S. dollar-denominated emerging markets debt (EMD). Banks/Brokers and Independent Finance represent the Fund’s largest corporate sector allocations, followed by various Financial and Insurance industries.[2]

∎	High-quality AAA and AA CLO tranches represented a combined 5.6% allocation for the Fund.

Describe market and portfolio outlook.

∎

All eyes continue to be on the U.S. Fed as investors look for hints of guidance on the future of monetary action amidst the economic recovery. The Fed’s most recent meeting minutes included hints from the FOMC that officials may consider paring down bond-buying efforts “at some point in upcoming meetings” if the economy continues to strengthen on its current trajectory. The ensuing weeks since brought a surprisingly weak jobs report and a stronger-than-expected consumer inflation report, which now has the market waiting for the next meeting for an indication of the Fed’s path forward.

∎

As we move into the summer months, in our view, the Fed’s monthly purchases of $80 billion of Treasuries and $40 billion of MBS may be the first change in policy. Some Economists are predicting the US Fed could reduce its MBS purchases by a relatively larger proportion than its purchases of Treasuries. This discussion coincides with a growing debate about the need for buying housing-backed assets given the strength of the US housing market. The market is now predicting the US Fed could announce some initial indication of a slowing of MBS purchases as early as August 2021. We continue to anticipate more guidance leading up to the Jackson Hole meeting later this summer.

∎

1Q2021 investment grade credit fundamentals were released last month that showed modest continuation of positive trends as the economies emerge from the COVID19 pandemic. High grade issuer revenue declined 3.6% year over year (YoY) but it was up by 1.7% from the previous quarter. With the surge in Energy prices in 2Q these figures are expected to improve in the coming quarters. EBITDA was up 3.6% quarter over quarter (QoQ) and down just 1.1% YOY. Excluding commodities, EBITDA growth came in at positive 5.3%. As revenue from 2Q2020 rolls off the trailing yearly statistics, the market is expecting to see stronger YOY numbers in the coming quarters.

∎

Debt levels are reported to be up only 2% YOY, after companies refinanced, reissued, and issued new debt to insulate balance sheets during the pandemic volatility. If positive fundamental trends continue, we expect that the need for additional cash may be somewhat muted in the coming periods. We believe that the outlook for ABS remains bright given the economic recovery on track and labor market improving.

∎	ABS delinquencies are at current cycle lows, and relative value opportunities across collateral sectors remain robust while also offering diversification to multi-sector credit portfolios.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Active Short Duration Bond Fund 2021 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of June 30, 2021.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2021.

Barings Active Short Duration Bond Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7,8,9]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	6.75%	2.81%	2.33%	2.14%
Class A No Load	07/08/2015	6.75%	2.81%	2.33%	2.14%
Class C With Load	07/08/2015	6.04%	2.54%	2.17%	1.88%
Class C No Load	07/08/2015	6.54%	2.54%	2.17%	1.88%
Class L With Load	05/01/2020	4.62%	n/a	n/a	7.08%
Class L No Load	05/01/2020	6.75%	n/a	n/a	8.95%
Class Y With Load	07/08/2015	7.00%	3.06%	2.58%	2.38%
Class Y No Load	07/08/2015	7.00%	3.06%	2.58%	2.38%

3.	Inception date: July 8, 2015.

4.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

8.	Class L share class launched effective 05/01/2020.

9.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2020 through June 30, 2021 of 13.61%. The net total rate of return for the Fund’s performance benchmark – a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified – was 7.43%. The Fund is not managed relative to the benchmark; however, the comparison is provided to show how the Fund’s returns compare with those of a broad measure of market performance.[1,4]

∎

All three of the Fund’s sub-strategies – emerging market (EM) corporates, EM sovereign and EM local – generated positive performance over the period. This occurred as economies around the world re-opened after months long shutdowns as a result of the Covid-19 pandemic. Strong growth numbers reported by many EM countries along with loose monetary conditions have been a supportive market for EM returns. U.S Treasury rates have been a headwind as 10-year rates have risen 82 basis points (bps) over the past 12 months. Local rates in EM countries fell, while EM currencies appreciated over the period.

What factors influenced performance of the Fund?

∎

The Fund’s positioning, and active allocations across countries and credits, were additive to performance. EM local rallied, as we saw monetary stimulus and rate cuts across EM countries in reaction to COVID-19’s economic toll. EM debt flows were strong to end 2020, with $50.6 billion of positive flows, which was followed by six months accounting for $44.6 billion in net inflows for the first half of 2021.

∎

For the 12-month reporting period ending June 30, 2021, the Fund’s positioning in Brazil, Mexico, South Africa, India and Ukraine contributed positively to Fund performance. However, the Fund’s positions in Israel, Hungary, Colombia, Singapore and Czech Republic detracted from performance.

Describe recent portfolio activity.

∎

The fund decreased its exposure to Sovereign hard currency bonds mainly as a result of a decrease to short CDS exposure within the portfolio. Alternatively, the Fund allocated more to EM Corporates, while our positioning remained similar to 2020, backed by healthy balance sheets and bonds offering strong yields compared to some sovereign credits. The Fund recently decreased some FX exposure following an increase in the first quarter of 2021, back to the same exposure seen twelve months ago. The Fund maintained most positions, as we believe fiscal stimuli will allow for moderate growth, low inflation and lower rates in select EM local markets.

Describe portfolio positioning at period end.

∎

The Fund finished the reporting period, ending June 30, 2021, with a 26% exposure to sovereign hard currency bonds (inclusive of credit default swaps), 42% to corporate debt, 29% to sovereign local currencies, and an 8% settled cash position.

∎

The top five countries in the portfolio at the end of the reporting period were Brazil (11.4%), Mexico (11.0%), South Africa (7.9%), Colombia (6.5%) and Ukraine (5.8%). The top five corporate issuers were Piraeus Bank (2.3%), Vedanta Resources (2.3%), Tullow Oil (1.8%), PEMEX (1.7%), and Kaisa Group Holdings (1.4%). Overall, the Fund had exposure to 40 countries, 66 corporates and 19 different currencies.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

4.	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

Describe market and portfolio outlook.

∎

The Fed may have taken some wind out of emerging markets’ sails, but we believe that not all asset classes and issuers will be impacted to the same extent. In our view, while a rising rate environment likely won’t derail the positive growth story or materially hurt performance across sovereign and corporate credit markets, there may be greater challenges in store for local rates and currencies. In this environment, and as we move to the second half of the year, we believe a strict focus on bottom-up analysis – including the impact of ESG factors on companies and countries – will be a crucial differentiator in performance. Ultimately, we can’t predict exactly when rates are going to move, or how tensions between the U.S. and China or the U.S. and Russia will play out. We do have the ability, based on bottom-up analysis, to choose countries and companies that are well-positioned to withstand a changing environment.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2021.

REGIONAL COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value, excluding cash and accrued income, and may vary over time. As of June 30, 2021.

***	CEEMEA: Central Europe, Eastern Europe, Middle East and Africa.

LATAM: Latin America (includes countries in Central and South America).

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class A With Load	10/21/2015	8.79%	10.48%	8.10%	7.57%
Class A No Load	10/21/2015	13.32%	12.00%	8.99%	8.34%
Class C With Load	10/21/2015	11.51%	11.18%	8.20%	7.56%
Class C No Load	10/21/2015	12.51%	11.18%	8.20%	7.56%
Class I With Load	10/21/2015	13.70%	12.31%	9.28%	8.63%
Class I No Load	10/21/2015	13.70%	12.31%	9.28%	8.63%
Class Y With Load	10/21/2015	13.61%	12.26%	9.26%	8.61%
Class Y No Load	10/21/2015	13.61%	12.26%	9.26%	8.61%

2.	Inception date: October 21, 2015.

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

7.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

Investment Objective

Barings Global Emerging Markets Equity Fund (the “Fund”) seeks to achieve long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net rate of return for the period from July 1, 2020, through June 30, 2021 of 32.74%, underperforming the MSCI Emerging Markets Index (the Benchmark), which returned 40.90%.[1,4]

What factors influenced performance of the Fund?

∎	A strong style shift over the period saw value outperform quality and growth, which had a negative impact on relative performance.

∎	Contributors to relative Fund performance included the following:

∎

Taiwan Semiconductor Manufacturing Co was a significant contributor to relative returns, helped by strong quarterly earnings, better than expected orders, and encouraging guidance regarding future growth opportunities.

∎	LG Chem outperformed, as the company continues to benefit from the increased demand for electric vehicle batteries and slowly improving margins in their petrochemical business.

∎

Infosys Limited outperformed, helped by robust earnings growth, driven in part by increased demand from clients migrating services to the cloud and expanding their consumer facing digital capabilities.

∎	Detractors from relative Fund performance included the following:

∎

China Overseas Land & Investment Limited detracted due to concerns that policy measures introduced to cool the residential market may lead to a decline in new sales. We have since sold out of the holding.

∎

China Construction Bank also underperformed particularly over the first half of the reporting period on concerns that asset quality would deteriorate. This underperformance has begun to reverse in recent months as these concerns have eased due to the rebound in the domestic economy.

∎	Tencent Holdings detracted, following broader weakness across some technology stocks, stemming from heightened regulatory risk.

Describe recent portfolio activity.

∎

We continuously review all holdings in the portfolio and compare against other potential investment opportunities in our universe. As part of this process, we exited a number of positions over the period and replaced them with more attractive alternatives, as identified through our internal investment research:

∎

Q3/Q4 2020: New purchases included Brazilian hypermarket Atacadão, a company we believe has compelling future growth prospects and which we purchased at an attractive valuation. Elsewhere, we sold out of video surveillance company Hikvision after a period of strong performance and exited positions in Lukoil and Banco do Brasil, in favor of opportunities elsewhere.

∎

Q1/Q2 2021: New purchases included Chinese e-commerce company JD.com, Taiwanese electronics company Hon Hai Precision and Indian private sector bank Axis. These were funded through the sale of positions such as South African insurance group Sanlam, Brazilian bank Itau and Taiwanese electronics company Chicony.

∎

As medium- to long-term investors, we would expect the average annual turnover rate of the strategy to be 20-40%. The turnover for the Fund for the period from July 1, 2020, through June 30, 2021 was 35.4%.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

4.

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

Describe portfolio positioning at period end.

∎

The Fund’s positioning at the end of the period reflects our bottom-up investment process, where we aim to identify companies with sustainable business franchises, and with future growth potential that is not fully reflected in the current share price. As a result, our active country and sector positioning relative to the Benchmark is not driven by a deliberate top-down strategy, but is a by-product of our bottom-up stock selection process.

∎

Relative to the Benchmark, the largest active country position was in China & Hong Kong and the largest active sector exposure was to Information Technology, where in each case we continue to identify many companies that we believe have strong medium-term growth prospects and are attractively valued.

∎

Despite the country and sector active position, we believe that the performance of the underlying holdings will be predominantly influenced by company-specific factors (i.e. that these companies will be largely in control of their own destiny), rather than by their respective country or sector. As bottom-up investors, we always seek these types of companies.

∎

As of the end of the reporting period, the top five country weightings in the Fund, on an absolute basis, were China & Hong Kong (41.4%), Korea (14.5%), Taiwan (13.6%), India (10.2%) and Brazil (4.6%).

∎	Consistent with our investment process, we continue to seek out bottom-up investment opportunities where we believe the future earnings potential is not fully reflected in the current share price.

Describe market and portfolio outlook.

∎

In the short term, we believe markets are likely to remain volatile as investors closely monitor progress on containing COVID-19 outbreaks across many EM countries. However, in our view, the ongoing trend of improving economic and earnings momentum is encouraging, while the rolling out of vaccination programs gives grounds for optimism.

∎	Supply-side bottlenecks could lead to higher near-term inflationary pressure, however we expect this to begin easing in the second half of the year.

∎

A weaker USD would provide an additional welcome boost while the relative valuation of EM equities versus developed equities continues to remain very attractive, suggesting investor expectations for the asset class may remain overly depressed.

∎

In our opinion, the combination of steadily improving earnings, receding COVID-19 risk and attractive valuations should create a positive backdrop for equity markets as we navigate through 2021 and beyond.

∎

We will continue our process of building new or adding to existing positions in companies with strong and sustainable business franchises where our proprietary bottom-up research has identified undervaluation relative to their future growth potential.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6,7]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	9/17/2018	32.40%	13.17%
Class A No Load	9/17/2018	32.40%	13.17%
Class C With Load	9/17/2018	31.41%	12.32%
Class C No Load	9/17/2018	31.41%	12.32%
Class I With Load	9/17/2018	32.74%	13.45%
Class I No Load	9/17/2018	32.74%	13.45%
Class Y With Load	9/17/2018	32.74%	13.45%
Class Y No Load	9/17/2018	32.74%	13.45%

2.	Inception date: September 17, 2018. A fund’s performance for very short time periods may not be indicative of future performance

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

7.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

Barings U.S. High Yield Fund 2021 Annual Report

Investment Objective

Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2020 through June 30, 2021 of 17.65%, outperforming the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark”), which returned 15.37%.[1,4]

What factors influenced performance of the Fund?

∎

For the one-year period, the U.S. high yield bond market saw strong positive returns, driven by the COVID-19 recovery and the reopening of the economy in addition to sizeable fiscal and monetary policy support. These measures helped support businesses as well as consumer spending and hence provided a positive macroeconomic backdrop for credit markets over the past year.

∎

Across the market, lower rated credits (triple-C rated bonds) notably outperformed the higher end of the ratings spectrum during the one-year period. As a result, the Fund’s overweight allocation to triple-C rated holdings and underweight allocation to the higher rating categories relative to the Benchmark were drivers of relative performance drivers.

∎

Within rating categories, security selection across single-B rated credits was a positive contributor to Fund performance versus the Benchmark. The return for the Fund’s triple-C rated credits was below the return for the Benchmark in that category and detracted from relative performance, although this detraction was offset by the higher allocation to the category.

∎

From an industry perspective (based on Barclays industry categories), the communications and capital goods sectors were the largest contributors to relative performance vs the Benchmark during the period, due to credit selection.

Describe recent portfolio activity.

∎

The Fund’s allocation to single-Bs increased during the course of the one-year period, primarily through a shift from double-B rated holdings. The Fund selectively invested in new issue deals, as the U.S. high yield bond market saw strong new issuance activity. The Fund’s triple-C allocation also increased modestly during the period.

∎

Across industries, the Fund’s top three sectors remained largely unchanged, led by oil & gas, telecommunications, and Healthcare, Education & Childcare. The Fund’s position in the Broadcasting and Entertainment was reduced, while the Energy sector increased during the year.

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund finished June 30, 2021 with a 66.5% weighting to senior unsecured bonds and a 17.9% weighting to senior secured high yield bonds. The remaining balance of the portfolio was invested in senior secured loans (10.8%), and cash, accrued and other holdings (4.8%).

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

4.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2021 Annual Report

∎

From a sector perspective (based on Moody’s industries), the Fund remained well-diversified across a number of Moody’s-based industries, with higher concentrations, as mentioned above, in oil & gas (17.6%), telecommunications (10.1%), and healthcare, education & childcare (7.9%) as of June 30, 2021.

∎

In terms of portfolio credit quality, the Fund had the following weighting breakdown: 4.1% in BBB, 40.8% in BB, 31.6% in single-B, 18.7% in CCC and below, and 4.1% in cash and accrued income. The Fund’s weighting in not-publicly rated holdings finished the period at 0.7%.[2]

Describe market and portfolio outlook.

∎

From a fundamental standpoint, in our view, high yield appears to be on solid footing with upgrades outnumbering downgrades and default rates back below longer-term averages. At the same time, we expect company earnings, revenues and cash flows to remain well-supported by the resurgence in consumer demand this year and into 2022.

∎

With expectations for continued economic growth coming out of the pandemic, we believe it is reasonable to expect the Fed will at some point move toward tapering and rates will eventually rise. That said, in our view, high yield bonds still look relatively well-positioned in a reflationary environment given their shorter duration relative to other fixed income asset classes and will benefit greatly from a stronger economy.

∎

The strong economic backdrop, coupled with improving default expectations, have caused spreads to tighten. However, while high yield spreads are currently hovering near post-financial crisis tights, they remain wider than all-time tights and look favorable relative to higher-rated corporates.

∎

As we look ahead to the coming months, and with many investors still facing challenges when it comes to meeting their yield targets, we expect to see continued demand for higher-yielding bonds and favorable conditions for the high yield credit markets.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2021 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	As of June 30, 2021.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2021.

Barings U.S. High Yield Fund 2021 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,5,6],7	INCEPTION DATE	ONE YEAR	THREE YEARS	FIVE YEARS	INCEPTION TO DATE
Class C With Load	10/30/2015	15.49%	5.37%	5.72%	5.91%
Class C No Load	10/30/2015	16.49%	5.37%	5.72%	5.91%
Class I With Load	10/30/2015	17.66%	6.42%	6.78%	6.97%
Class I No Load	10/30/2015	17.66%	6.42%	6.78%	6.97%
Class Y With Load	10/30/2015	17.65%	6.42%	6.78%	6.97%
Class Y No Load	10/30/2015	17.65%	6.42%	6.78%	6.97%

3.	Inception date: October 30, 2015.

4.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

7.

Total return includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Funds Trust 2021 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,042.10	$1,021.05	$5.06
Hypothetical	1.00%	1,000.00	1,019.80	1,009.90	5.01

Class C
Actual	1.75%	1,000.00	1,038.50	1,019.25	8.85
Hypothetical	1.75%	1,000.00	1,016.10	1,008.05	8.75

Class I
Actual	0.75%	1,000.00	1,043.40	1,021.70	3.80
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,043.40	1,021.70	3.80
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2021 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,057.50	$1,028.75	$6.12
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,054.20	1,027.10	9.93
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,058.80	1,029.40	4.85
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,058.80	1,029.40	4.85
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,017.50	$1,008.75	$3.25
Hypothetical	0.65%	1,000.00	1,021.60	1,010.80	3.26

Class C
Actual	0.90%	1,000.00	1,016.70	1,008.35	4.50
Hypothetical	0.90%	1,000.00	1,020.30	1,010.15	4.51

Class Y
Actual	0.40%	1,000.00	1,018.60	1,009.30	2.00
Hypothetical	0.40%	1,000.00	1,022.80	1,011.40	2.01

Class L
Actual	0.65%	1,000.00	1,017.50	1,008.75	3.25
Hypothetical	0.65%	1,000.00	1,021.60	1,010.80	3.26

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2021 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,009.00	$1,004.50	$5.98
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,005.50	1,002.75	9.70
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,011.10	1,005.55	4.74
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,010.20	1,005.10	4.73
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Global Emerging Markets Equity Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.15%	$1,000.00	$1,024.90	$1,012.45	$5.77
Hypothetical	1.15%	1,000.00	1,019.10	1,009.55	5.76

Class C
Actual	1.90%	1,000.00	1,021.10	1,010.55	9.52
Hypothetical	1.90%	1,000.00	1,015.40	1,007.70	9.49

Class I
Actual	0.90%	1,000.00	1,026.10	1,013.05	4.52
Hypothetical	0.90%	1,000.00	1,020.30	1,010.15	4.51

Class Y
Actual	0.90%	1,000.00	1,026.10	1,013.05	4.52
Hypothetical	0.90%	1,000.00	1,020.30	1,010.15	4.51

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2021 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class C
Actual	1.75%	$1,000.00	$1,043.60	$1,021.80	$8.87
Hypothetical	1.75%	1,000.00	1,016.10	1,008.05	8.75

Class I
Actual	0.75%	1,000.00	1,048.80	1,024.40	3.81
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,048.80	1,024.40	3.81
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 181/365.

Barings Funds Trust 2021 Annual Report

FINANCIAL REPORT

Barings Funds Trust 2021 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND

Assets
Investments, at fair value (cost $347,281,275, $194,594,991 and $1,088,896,158, respectively)	$347,284,309	$195,702,948	$1,099,825,841
Cash	57,486,535	21,317,683	20,465,623
Foreign currency, at value (cost $703,938, $825,639 and $0, respectively)	703,724	823,837	–
Receivable for investments sold	3,830,189	3,841,376	–
Receivable for Fund shares sold	811,106	56,798	6,010,272
Interest receivable	1,724,368	2,282,306	5,624,053
Foreign tax reclaims receivable	–	–	686
Unrealized appreciation on forward foreign currency exchange contracts	2,141,767	1,472,124	–
Unrealized appreciation on unfunded loan commitments	465	1,058	–
Prepaid expenses	55,299	38,626	137,988

Total assets	414,037,762	225,536,756	1,132,064,463

Liabilities
Payable for investments purchased	38,336,845	13,205,394	61,824,925
Payable for Fund shares repurchased	213,292	270,897	1,021,750
Payable for variation margin on open futures contracts	–	–	233,989
Investment advisory fee payable (see Note 3)	105,133	90,670	60,358
Cash collateral Due to Broker	1,670,000	1,250,000	1,560,000
Distribution fees payable	14,180	6,910	28,159
Shareholder service fees payable	19,095	16,175	132,103
Dividends payable	134,816	282,448	136,924
Accrued expenses and other liabilities	211,195	168,517	406,789

Total liabilities	40,704,556	15,291,011	65,404,997

Total net assets	$373,333,206	$210,245,745	$1,066,659,466

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$397	$232	$1,075
Additional paid-in capital	385,291,272	227,470,027	1,073,281,090
Total distributable earnings (accumulated loss)	(11,958,463)	(17,224,514)	(6,622,699)

Total net assets	$373,333,206	$210,245,745	$1,066,659,466

Class A
Net assets applicable to outstanding shares	$45,630,081	$9,794,901	$49,255,785

Shares of beneficial interest outstanding	4,854,099	1,078,888	4,959,415

Net asset value per share outstanding	$9.40	$9.08	$9.93

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00% and 0.00%, respectively)	$9.69	$9.46	$9.93

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND

Class C
Net assets applicable to outstanding shares	$6,714,068	$5,845,924	$1,411,221

Shares of beneficial interest outstanding	716,716	644,073	142,217

Net asset value per share outstanding	$9.37	$9.08	$9.92

Class I
Net assets applicable to outstanding shares	$64,969,123	$21,492,272	$–

Shares of beneficial interest outstanding	6,892,005	2,367,105	–

Net asset value per share outstanding	$9.43	$9.08	$–

Class Y
Net assets applicable to outstanding shares	$256,019,934	$173,112,648	$929,669,877

Shares of beneficial interest outstanding	27,189,442	19,066,127	93,694,149

Net asset value per share outstanding	$9.42	$9.08	$9.92

Class L
Net assets applicable to outstanding shares			$86,322,583

Shares of beneficial interest outstanding			8,692,930

Net asset value per share outstanding			$9.93

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $113,164,773, $10,064,573 and $48,990,313, respectively)	$114,345,328	$13,369,142	$51,616,160
Cash	11,292,931	342,952	1,981,932
Foreign currency, at value (cost $161, $19,641 and $1,030, respectively)	159	19,653	1,030
Receivable for investments sold	6,411,391	69,062	807,768
Receivable for Fund shares sold	158,472	–	8,687
Interest receivable	1,965,212	80,525	862,607
Receivable from adviser (see Note 3)	29,190	18,183	5,632
Cash collateral due from broker	2,252,000	–	–
Foreign tax reclaims receivable	25,027	509	–
Swap contracts, at fair value (up-front net premiums paid of $16,402, $0, $0, respectively)	255,845	–	–
Unrealized appreciation on forward foreign currency exchange contracts	2,611,998	–	–
Prepaid expenses	39,041	–	29,093

Total assets	139,386,594	13,900,026	55,312,909

Liabilities
Payable for investments purchased	6,662,295	70,954	1,405,656
Payable for Fund shares repurchased	135,544	–	1,149
Swap contracts, at fair value (up-front net premiums received of $175,988, $0, $0, respectively)	557,899	–	–
Payable for variation margin on open swap contracts	118,463	–	–
Payable for variation margin on open futures contracts	30,802	–	–
Cash collateral Due to Broker	1,750,000	–	–
Distribution fees payable	3,877	140	102
Shareholder service fees payable	13,379	–	1,244
Dividends payable	35,968	–	105,841
Written options, at fair value (premiums of $617,147, $0 and $0, respectively)	57,131	–	–
Unrealized depreciation on forward foreign currency exchange contracts	711,769	–	–
Accrued expenses and other liabilities	133,625	103,242	79,387

Total liabilities	10,210,752	174,336	1,593,379

Total net assets	$129,175,842	$13,725,690	$53,719,530

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$118	$10	$54
Additional paid-in capital	124,682,856	10,059,104	54,371,031
Total distributable earnings (accumulated loss)	4,492,868	3,666,576	(651,555)

Total net assets	$129,175,842	$13,725,690	$53,719,530

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2021

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Class A
Net assets applicable to outstanding shares	$17,490,928	$136,148	$–

Shares of beneficial interest outstanding	1,591,351	10,000	–

Net asset value per share outstanding	$10.99	$13.61	$–

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$11.45	$14.18	$–

Class C
Net assets applicable to outstanding shares	$463,099	$134,976	$99,396

Shares of beneficial interest outstanding	42,131	10,000	10,000

Net asset value per share outstanding	$10.99	$13.50	$9.94

Class I
Net assets applicable to outstanding shares	$1,012	$6,689,424	$12,324,198

Shares of beneficial interest outstanding	92	490,000	1,240,000

Net asset value per share outstanding	$11.00	$13.65	$9.94

Class Y
Net assets applicable to outstanding shares	$111,220,803	$6,765,142	$41,295,936

Shares of beneficial interest outstanding	10,120,011	495,547	4,155,112

Net asset value per share outstanding	$10.99	$13.65	$9.94

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND

Investment Income
Interest income (net of withholding tax of $0, $0 and $9,021, respectively)	$12,266,468	$10,931,028	$23,553,837
Dividends (net of withholding tax of $0, $1,108 and $0, respectively)	642	6,404	625,827
Net bank loan fee income	148,811	46,433	–
Other income	45,751	239,107	–

Total investment income	12,461,672	11,222,972	24,179,664

Operating Expenses
Advisory fees	1,666,618	1,316,998	3,114,500
12b-1 distribution and servicing plan
Class A	98,756	50,210	106,694
Class C	67,434	72,792	10,668
Class L	–	–	237,801
Shareholder service fee
Class A	31,713	9,012	35,855
Class C	3,639	4,259	1,181
Class Y	64,821	64,993	552,214
Class L	–	–	86,171
Administrator fees	63,258	47,903	183,102
Custody fees	114,960	90,130	433,683
Professional fees	155,994	149,713	263,197
Transfer agent fees	38,731	33,403	139,493
Directors’ fees	91,142	75,087	225,469
Registration fees	91,428	70,544	190,105
Printing and mailing expenses	52,756	40,237	174,300
Other operating expenses	80,113	60,238	274,208

Total operating expenses	2,621,363	2,085,519	6,028,641
Waiver/Reimbursement of expenses
Class A	(99,623)	(37,944)	(107,751)
Class C	(20,012)	(17,806)	(9,830)
Class I (1)	(77,391)	(29,146)	(5,525)
Class Y	(335,126)	(209,424)	(1,761,331)
Class L	–	–	(229,612)

Net operating expenses	2,089,211	1,791,199	3,914,592

Net investment income	10,372,461	9,431,773	20,265,072

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2021

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND

Realized and Unrealized Gains (Losses)
Net realized gain (loss) on investments	$(3,119,797)	$(3,997,231)	$7,226,653
Net realized gain (loss) on forward foreign currency exchange contracts	(3,866,893)	(3,416,982)	–
Net realized gain on foreign currency and translation	347,689	225,403	–
Net realized gain (loss) on futures contracts	–	–	2,767,984
Net realized gain (loss) on swap contracts	–	–	(340,586)
Net realized gain on written options	–	403,346	–
Net realized gain (loss) on purchased options	–	(692,562)	–

Net realized gain (loss)	(6,639,001)	(7,478,026)	9,654,051

Net change in unrealized appreciation on investments	25,430,154	24,653,784	25,190,050
Net change in unrealized appreciation on unfunded loan commitments	465	1,058	–
Net change in unrealized appreciation on forward foreign currency exchange contracts	1,581,637	1,024,985	–
Net change in unrealized appreciation on foreign currency and translation	10,491	20,125	–
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	1,889,061
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	121,089
Net change in unrealized appreciation on written option contracts	–	18,451	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	(37,712)	165,691

Net change in unrealized appreciation (depreciation)	27,022,747	25,680,691	27,365,891

Net realized and unrealized gains	20,383,746	18,202,665	37,019,942

Net increase in net assets resulting from operations	$30,756,207	$27,634,438	$57,285,014

(1)	Class I for Active Short Duration Bond Fund was liquidated on June 8, 2021.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2021

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $18,965, $0 and $0, respectively)	$4,998,930	$–	$3,113,808
Dividends (net of withholding tax of $0, $35,428 and $366, respectively)	–	307,433	2,075
Net bank loan fee income	–	–	2,927
Other income	6,450	–	–

Total investment income	5,005,380	307,433	3,118,810

Operating Expenses
Advisory fees	636,946	115,960	280,188
12b-1 distribution and servicing plan
Class A (2)	27,754	321	3,668
Class C	3,372	1,279	956
Shareholder service fee
Class A (2)	17,492	5	2,809
Class C	80	–	–
Class Y	38,663	–	5,922
Administrator fees	45,777	15,748	42,140
Custody fees	87,408	17,292	25,958
Professional fees	108,250	103,005	83,244
Transfer agent fees	39,272	15,067	22,279
Directors’ fees	55,789	34,757	49,025
Registration fees	72,382	103,912	59,028
Printing and mailing expenses	21,100	2,685	11,622
Other operating expenses	31,278	7,303	24,313

Total operating expenses	1,185,563	417,334	611,152
Waiver/Reimbursement of expenses
Class A (2)	(59,207)	(6,386)	(12,476)
Class C	(8,273)	(6,779)	(5,681)
Class I	(28,684)	(137,060)	(50,455)
Class Y	(251,474)	(137,505)	(155,842)

Net operating expenses	837,925	129,604	386,698

Net investment income	4,167,455	177,829	2,732,112

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2021

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Realized and Unrealized Gains (Losses)
Net realized gain (loss) on investments	$1,715,946 (3)	$641,489	$(893,344)
Net realized gain on forward foreign currency exchange contracts	931,956	–	–
Net realized gain (loss) on foreign currency and translation	97,240	(3,350)	(2,081)
Net realized gain (loss) on futures contracts	374,429	–	–
Net realized gain on swap contracts	2,399,797	–	–

Net realized gain (loss)	5,519,368	638,139	(895,425)

Net change in unrealized appreciation on investments	2,339,476 (4)	2,563,627	6,313,453
Net change in unrealized appreciation on forward foreign currency exchange contracts	1,045,623	–	–
Net change in unrealized appreciation on foreign currency and translation	27,976	114	6
Net change in unrealized appreciation (depreciation) on futures contracts	(137,074)	–	–
Net change in unrealized appreciation (depreciation) on swap contracts	(4,228,925)	–	–
Net change in unrealized appreciation on written option contracts	560,016	–	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	429	–	–

Net change in unrealized appreciation (depreciation)	(392,479)	2,563,741	6,313,459

Net realized and unrealized gains	5,126,889	3,201,880	5,418,034

Net increase in net assets resulting from operations	$9,294,344	$3,379,709	$8,150,146

(2)	Class A for U.S. High Yield Fund was liquidated on June 8, 2021.
(3)	Includes realized foreign capital gains taxes of $2,457.
(4)	Net of change in unrealized appreciation/(depreciation) of foreign capital gains taxes of $4,271.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$10,372,461	$11,934,842	$9,431,773	$10,927,198
Net realized loss	(6,639,001)	(8,284,095)	(7,478,026)	(9,309,427)
Net change in unrealized appreciation (depreciation)	27,022,747	(13,188,700)	25,680,691	(12,349,471)

Net increase (decrease) in net assets from operations	30,756,207	(9,537,953)	27,634,438	(10,731,700)

Dividends and distributions
Class A	(1,442,871)	(1,752,333)	(1,036,691)	(2,270,709)

Class C	(196,711)	(263,597)	(312,103)	(321,702)

Class I	(1,790,541)	(1,584,124)	(1,177,641)	(1,091,239)

Class Y	(6,243,052)	(7,063,704)	(6,573,572)	(5,901,580)

Total dividends and distributions	(9,673,175)	(10,663,758)	(9,100,007)	(9,585,230)

Return of Capital

Class A	–	(360,351)	–	(356,912)

Class C	–	(52,291)	–	(51,371)

Class I	–	(369,841)	–	(174,380)

Class Y	–	(1,382,565)	–	(870,042)

Total return of capital	–	(2,165,048)	–	(1,452,705)

Capital Share Transactions
Net proceeds from sale of shares	200,034,796	106,125,221	102,024,351	64,702,295
Net Asset Value of shares issued to shareholders in payment of distributions declared	8,405,707	10,443,892	6,482,307	8,443,894
Cost of shares redeemed	(70,900,335)	(153,128,901)	(80,935,136)	(99,727,481)

Net increase (decrease) in net assets resulting from capital stock transactions	137,540,168	(36,559,788)	27,571,522	(26,581,292)

Total increase (decrease) in net assets	158,623,200	(58,926,547)	46,105,953	(48,350,927)

Net Assets
Beginning of year	214,710,006	273,636,553	164,139,792	212,490,719

End of year	$373,333,206	$214,710,006	$210,245,745	$164,139,792

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$20,265,072	$24,970,866	$4,167,455	$3,720,549
Net realized gain (loss)	9,654,051	(24,682,091)	5,519,368	(237,910)
Net change in unrealized appreciation (depreciation)	27,365,891	(20,585,735)	(392,479)	2,688,775

Net increase (decrease) in net assets from operations	57,285,014	(20,296,960)	9,294,344	6,171,414

Dividends and distributions
Class A	(844,633)	(4,268,051)	(780,889)	(150,461)

Class C	(38,716)	(61,754)	(20,356)	(14,353)

Class I (1)	(2,054)	(6,754)	(697,507)	(1,361,075)

Class Y	(16,325,650)	(20,482,090)	(4,615,618)	(2,004,219)

Class L (2)	(1,909,400)	(108,096)	–	–

Total dividends and distributions	(19,120,453)	(24,926,745)	(6,114,370)	(3,530,108)

Return of capital
Class A	(45,129)	–	–	–

Class C	(1,658)	–	–	–

Class I (1)	(105)	–	–	–

Class Y	(992,762)	–	–	–

Class L (2)	(96,295)	–	–	–

Total return of capital	(1,135,949)	–	–	–

Capital Share Transactions
Net proceeds from sale of shares	675,216,622	686,580,548	114,778,090	28,149,569
Net Asset Value of shares issued to shareholders in payment of distributions declared	17,417,274	20,314,845	4,382,808	647,379
Cost of shares redeemed	(466,500,047)	(573,907,960)	(47,824,829)	(27,212,488)

Net increase in net assets resulting from capital stock transactions	226,133,849	132,987,433	71,336,069	1,584,460

Total increase in net assets	263,162,461	87,763,728	74,516,043	4,225,766

Net Assets
Beginning of year	803,497,005	715,733,277	54,659,799	50,434,033

End of year	$1,066,659,466	$803,497,005	$129,175,842	$54,659,799

(1)	Class I for Active Short Duration Bond Fund was liquidated on June 8, 2021.
(2)	Class L for Active Short Duration Bond Fund commenced operations on May 1, 2020.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND		BARINGS U.S. HIGH YIELD FUND
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020

Operations
Net investment income	$177,829	$179,524	$2,732,112	$2,826,976
Net realized gain (loss)	638,139	(343,901)	(895,425)	(1,800,225)
Net change in unrealized appreciation (depreciation)	2,563,741	(235,789)	6,313,459	(3,074,461)

Net increase (decrease) in net assets from operations	3,379,709	(400,166)	8,150,146	(2,047,710)

Dividends and distributions
Class A (3)	(933)	(3,013)	(75,531)	(142,062)

Class C	(547)	(2,081)	(4,154)	(4,612)

Class I	(51,989)	(163,753)	(633,583)	(688,893)

Class Y	(51,989)	(163,753)	(2,004,471)	(2,043,599)

Total dividends and distributions	(105,458)	(332,600)	(2,717,739)	(2,879,166)

Return of capital
Class A	–	(137)	–	–

Class C	–	(95)	–	–

Class I	–	(7,453)	–	–

Class Y	–	(7,453)	–	–

Total return of capital	–	(15,138)	–	–

Capital Share Transactions
Net proceeds from sale of shares	74,500	–	7,356,276	8,447,531
Net Asset Value of shares issued to shareholders in payment of distributions declared	–	–	1,429,347	1,475,410
Cost of shares redeemed	–	–	(6,535,150)	(9,728,479)

Net increase in net assets resulting from capital stock transactions	74,500	–	2,250,473	194,462

Total increase (decrease) in net assets	3,348,751	(747,904)	7,682,880	(4,732,414)

Net Assets
Beginning of year	10,376,939	11,124,843	46,036,650	50,769,064

End of year	$13,725,690	$10,376,939	$53,719,530	$46,036,650

(3)	Class A for U.S. High Yield Fund was liquidated on June 8, 2021.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.56	$9.26	$9.48	$9.54		$9.13
Income from investment operations:
Net investment income (1)	0.36	0.41	0.44	0.43		0.43
Net realized and unrealized gain (loss)	0.81	(0.66)	(0.18)	(0.06)		0.42

Total increase (decrease) from investment operations	1.17	(0.25)	0.26	0.37		0.85

Less dividends and distributions:
From net investment income	(0.33)	(0.34)	(0.44)	(0.38)		(0.31)
From net realized gain	–	(0.03)	(0.04)	–		–
From return of capital	–	(0.08)	–	(0.05)		(0.13)

Total dividends and distributions	(0.33)	(0.45)	(0.48)	(0.43)		(0.44)

Net asset value, at end of year	$9.40	$8.56	$9.26	$9.48		$9.54

Total investment return (2)	13.90%	(2.79)%	2.77%	4.00%		9.47%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$45,630	$37,431	$45,213	$53,371		$45,363
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.25%	1.22%	1.25%	1.26%		1.37%
Ratio of net expenses to average net assets (3)	1.00%	1.00%	1.00%	0.96	%(4)	0.99	%(5)
Ratio of net investment income to average net assets	3.93%	4.63%	4.72%	4.55%		4.52%
Portfolio turnover rate	42.78%	37.23%	46.51%	57.74%		47.06%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(5)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.53	$9.22	$9.45		$9.51		$9.10
Income from investment operations:
Net investment income (1)	0.29	0.35	0.37		0.36		0.37
Net realized and unrealized gain (loss)	0.81	(0.66)	(0.19)		(0.06)		0.41

Total increase (decrease) from investment operations	1.10	(0.31)	0.18		0.30		0.78

Less dividends and distributions:
From net investment income	(0.26)	(0.29)	(0.37)		(0.32)		(0.26)
From net realized gain	–	(0.03)	(0.04)		–		–
From return of capital	–	(0.06)	–		(0.04)		(0.11)

Total dividends and distributions	(0.26)	(0.38)	(0.41)		(0.36)		(0.37)

Net asset value, at end of year	$9.37	$8.53	$9.22		$9.45		$9.51

Total investment return (2)	13.08%	(3.52)%	2.02%		3.24%		8.68%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,714	$6,494	$8,005		$8,311		$8,018
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.05%	2.04%	2.05%		2.09%		2.24%
Ratio of net expenses to average net assets (3)	1.75%	1.75%	1.74	%(4)	1.70	%(4)	1.71	%(5)
Ratio of net investment income to average net assets	3.20%	3.88%	4.00%		3.80%		3.91%
Portfolio turnover rate	42.78%	37.23%	46.51%		57.74%		47.06%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(5)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.58	$9.28	$9.50	$9.56		$9.15
Income from investment operations:
Net investment income (1)	0.38	0.43	0.47	0.46		0.47
Net realized and unrealized gain (loss)	0.83	(0.66)	(0.18)	(0.06)		0.40

Total increase (decrease) from investment operations	1.21	(0.23)	0.29	0.40		0.87

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.47)	(0.41)		(0.32)
From net realized gain	–	(0.03)	(0.04)	–		–
From return of capital	–	(0.08)	–	(0.05)		(0.14)

Total dividends and distributions	(0.36)	(0.47)	(0.51)	(0.46)		(0.46)

Net asset value, at end of year	$9.43	$8.58	$9.28	$9.50		$9.56

Total investment return (2)	14.19%	(2.47)%	3.04%	4.28%		9.74%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$64,969	$39,483	$32,531	$18,370		$19,733
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.92%	0.92%	0.94%	1.03%		1.16%
Ratio of net expenses to average net assets (3)	0.75%	0.75%	0.75%	0.71	%(4)	0.75%
Ratio of net investment income to average net assets	4.15%	4.87%	5.01%	4.78%		4.90%
Portfolio turnover rate	42.78%	37.23%	46.51%	57.74%		47.06%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.58	$9.27	$9.50	$9.56		$9.15
Income from investment operations:
Net investment income (1)	0.37	0.44	0.47	0.46		0.47
Net realized and unrealized gain (loss)	0.83	(0.66)	(0.19)	(0.06)		0.40

Total increase (decrease) from investment operations	1.20	(0.22)	0.28	0.40		0.87

Less dividends and distributions:
From net investment income	(0.36)	(0.36)	(0.47)	(0.41)		(0.32)
From net realized gain	–	(0.03)	(0.04)	–		–
From return of capital	–	(0.08)	–	(0.05)		(0.14)

Total dividends and distributions	(0.36)	(0.47)	(0.51)	(0.46)		(0.46)

Net asset value, at end of year	$9.42	$8.58	$9.27	$9.50		$9.56

Total investment return (2)	14.19%	(2.54)%	3.03%	4.27%		9.73%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$256,020	$131,302	$187,887	$172,736		$122,736
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.95%	0.99%	0.96%	1.01%		1.14%
Ratio of net expenses to average net assets (3)	0.75%	0.75%	0.75%	0.71	%(4)	0.75%
Ratio of net investment income to average net assets	4.08%	4.89%	4.99%	4.79%		4.90%
Portfolio turnover rate	42.78%	37.23%	46.51%	57.74%		47.06%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.14	$8.93	$9.32	$9.51	$8.80
Income from investment operations:
Net investment income (1)	0.48	0.46	0.50	0.49	0.55
Net realized and unrealized gain (loss)	0.90	(0.79)	(0.30)	(0.19)	0.71

Total increase (decrease) from investment operations	1.38	(0.33)	0.20	0.30	1.26

Less dividends and distributions:
From net investment income	(0.44)	(0.40)	(0.48)	(0.47)	(0.50)
From net realized gain	–	–	(0.10)	–	–
From return of capital	–	(0.06)	(0.01)	(0.02)	(0.05)

Total dividends and distributions	(0.44)	(0.46)	(0.59)	(0.49)	(0.55)

Net asset value, at end of year	$9.08	$8.14	$8.93	$9.32	$9.51

Total investment return (2)	17.18%	(3.69)%	2.39%	3.24%	14.61%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$9,795	$44,860	$51,205	$60,507	$26,904
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.39%	1.32%	1.36%	1.38%	1.56%
Ratio of net expenses to average net assets (3)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	5.65%	5.35%	5.46%	5.17%	5.83%
Portfolio turnover rate	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.13	$8.92	$9.31	$9.50	$8.79
Income from investment operations:
Net investment income (1)	0.39	0.39	0.43	0.42	0.48
Net realized and unrealized gain (loss)	0.93	(0.78)	(0.29)	(0.19)	0.71

Total increase (decrease) from investment operations	1.32	(0.39)	0.14	0.23	1.19

Less dividends and distributions:
From net investment income	(0.37)	(0.35)	(0.42)	(0.40)	(0.43)
From net realized gain	–	–	(0.10)	–	–
From return of capital	–	(0.05)	(0.01)	(0.02)	(0.05)

Total dividends and distributions	(0.37)	(0.40)	(0.53)	(0.42)	(0.48)

Net asset value, at end of year	$9.08	$8.13	$8.92	$9.31	$9.50

Total investment return (2)	16.42%	(4.41)%	1.63%	2.47%	13.75%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,846	$7,421	$8,462	$8,842	$6,628
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.19%	2.18%	2.21%	2.21%	2.39%
Ratio of net expenses to average net assets (3)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	4.49%	4.60%	4.73%	4.44%	5.12%
Portfolio turnover rate	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.14	$8.93	$9.32	$9.50	$8.80
Income from investment operations:
Net investment income (1)	0.48	0.48	0.52	0.51	0.58
Net realized and unrealized gain (loss)	0.92	(0.79)	(0.29)	(0.18)	0.70

Total increase (decrease) from investment operations	1.40	(0.31)	0.23	0.33	1.28

Less dividends and distributions:
From net investment income	(0.46)	(0.41)	(0.51)	(0.49)	(0.52)
From net realized gain	–	–	(0.10)	–	–
From return of capital	–	(0.07)	(0.01)	(0.02)	(0.06)

Total dividends and distributions	(0.46)	(0.48)	(0.62)	(0.51)	(0.58)

Net asset value, at end of year	$9.08	$8.14	$8.93	$9.32	$9.50

Total investment return (2)	17.51%	(3.45)%	2.65%	3.49%	14.90%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$21,492	$21,606	$23,203	$21,788	$22,228
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.08%	1.07%	1.09%	1.13%	1.27%
Ratio of net expenses to average net assets (3)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.50%	5.60%	5.69%	5.45%	6.22%
Portfolio turnover rate	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.14	$8.93	$9.31	$9.50	$8.80
Income from investment operations:
Net investment income (1)	0.47	0.48	0.52	0.51	0.57
Net realized and unrealized gain (loss)	0.93	(0.79)	(0.28)	(0.19)	0.71

Total increase (decrease) from investment operations	1.40	(0.31)	0.24	0.32	1.28

Less dividends and distributions:
From net investment income	(0.46)	(0.41)	(0.51)	(0.49)	(0.52)
From net realized gain	–	–	(0.10)	–	–
From return of capital	–	(0.07)	(0.01)	(0.02)	(0.06)

Total dividends and distributions	(0.46)	(0.48)	(0.62)	(0.51)	(0.58)

Net asset value, at end of year	$9.08	$8.14	$8.93	$9.31	$9.50

Total investment return (2)	17.52%	(3.44)%	2.64%	3.48%	14.90%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$173,113	$90,254	$129,621	$140,362	$96,014
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.12%	1.10%	1.12%	1.14%	1.28%
Ratio of net expenses to average net assets (3)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.35%	5.60%	5.71%	5.43%	6.14%
Portfolio turnover rate	71.11%	64.23%	58.78%	52.29%	48.69%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$9.50	$9.94	$9.88	$10.01	$9.98
Income from investment operations:
Net investment income (1)	0.20	0.27	0.27	0.21	0.17
Net realized and unrealized gain (loss)	0.43	(0.44)	0.08	(0.10)	0.03

Total increase (decrease) from investment operations	0.63	(0.17)	0.35	0.11	0.20

Less dividends and distributions:
From net investment income	(0.19)	(0.27)	(0.27)	(0.21)	(0.17)
From net realized gain	–	–	(0.02)	(0.03)	(0.00	)(2)
From return of capital	(0.01)	–	–	–	–

Total dividends and distributions	(0.20)	(0.27)	(0.29)	(0.24)	(0.17)

Net asset value, at end of year	$9.93	$9.50	$9.94	$9.88	$10.01

Total investment return (3)	6.75%	(1.68)%	3.52%	1.10%	2.12%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$49,256	$43,022	$135,981	$177,020	$119,189
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.90%	0.85%	0.90%	0.94%	1.06%
Ratio of net expenses to average net assets (4)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.09%	2.81%	2.75%	2.15%	1.72%
Portfolio turnover rate	63.82%	58.11%	43.15%	53.33%	88.52%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$9.49	$9.93	$9.87	$10.01	$9.97
Income from investment operations:
Net investment income (1)	0.19	0.25	0.25	0.19	0.19
Net realized and unrealized gain (loss)	0.42	(0.44)	0.08	(0.11)	0.05

Total increase (decrease) from investment operations	0.61	(0.19)	0.33	0.08	0.24

Less dividends and distributions:
From net investment income	(0.17)	(0.25)	(0.25)	(0.19)	(0.20)
From net realized gain	–	–	(0.02)	(0.03)	(0.00	)(2)
From return of capital	(0.01)	–	–	–	–

Total dividends and distributions	(0.18)	(0.25)	(0.27)	(0.22)	(0.20)

Net asset value, at end of year	$9.92	$9.49	$9.93	$9.87	$10.01

Total investment return (3)	6.54%	(1.96)%	3.23%	0.84%	2.41%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$1,411	$2,498	$1,178	$1,139	$236
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.36%	1.41%	1.70%	1.95%	3.09	%(4)
Ratio of net expenses to average net assets (5)	0.90%	0.90%	0.90%	0.90%	0.40	%(4)
Ratio of net investment income to average net assets	1.90%	2.56%	2.51%	1.92%	1.94	%(4)
Portfolio turnover rate	63.82%	58.11%	43.15%	53.33%	88.52%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$9.49	$9.93	$9.87	$10.01	$9.97
Income from investment operations:
Net investment income (1)	0.23	0.30	0.30	0.24	0.20
Net realized and unrealized gain (loss)	0.43	(0.44)	0.07	(0.11)	0.04

Total increase (decrease) from investment operations	0.66	(0.14)	0.37	0.13	0.24

Less dividends and distributions:
From net investment income	(0.22)	(0.30)	(0.29)	(0.24)	(0.20)
From net realized gain	–	–	(0.02)	(0.03)	(0.00	)(2)
From return of capital	(0.01)	–	–	–	–

Total dividends and distributions	(0.23)	(0.30)	(0.31)	(0.27)	(0.20)

Net asset value, at end of year	$9.92	$9.49	$9.93	$9.87	$10.01

Total investment return (3)	7.00%	(1.45)%	3.78%	1.35%	2.38%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$929,670	$656,611	$578,272	$252,325	$204,464
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.63%	0.63%	0.61%	0.70%	0.82%
Ratio of net expenses to average net assets (4)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	2.31%	3.06%	3.06%	2.39%	1.97%
Portfolio turnover rate	63.82%	58.11%	43.15%	53.33%	88.52%

(1)	Calculated using average shares outstanding.
(2)	Amount rounds to less than $.01 per share.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS L
	FOR THE YEAR ENDED JUNE 30, 2021	PERIOD FROM MAY 1, 2020 THROUGH JUNE 30, 2020 (1)

Per Common Share Data
Net asset value, beginning of year	$9.50	$9.21
Income from investment operations:
Net investment income (2)	0.21	0.05
Net realized and unrealized gain	0.42	0.28

Total increase from investment operations	0.63	0.33

Less dividends and distributions:
From net investment income	(0.19)	(0.04)
From return of capital	(0.01)	–

Total dividends and distributions	(0.20)	(0.04)

Net asset value, at end of year	$9.93	$9.50

Total investment return (3)	6.75%	3.52	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$86,323	$101,272
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.89%	0.92	%(5)
Ratio of net expenses to average net assets (6)	0.65%	0.65	%(5)
Ratio of net investment income to average net assets	2.11%	3.17	%(5)
Portfolio turnover rate	63.82%	58.11	%(4)

(1)	Commenced operations on May 1, 2020.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$10.42	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (1)	0.51	0.60	0.55		0.45		0.42
Net realized and unrealized gain (loss)	0.84	0.38	0.60		(0.64)		0.73

Total increase (decrease) from investment operations	1.35	0.98	1.15		(0.19)		1.15

Less dividends and distributions:
From net investment income	(0.58)	(0.62)	(0.55)		(0.55)		(0.50)
From net realized gain	(0.20)	–	–		(0.30)		–
From return of capital	–	–	(0.05)		–		–

Total dividends and distributions	(0.78)	(0.62)	(0.60)		(0.85)		(0.50)

Net asset value, at end of year	$10.99	$10.42	$10.06		$9.51		$10.55

Total investment return (2)	13.32%	10.11%	12.59%		(2.21)%		11.94%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$17,491	$6,443	$405		$566		$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.73%	2.08%	3.19%		3.63%		5.77%
Ratio of net expenses to average net assets (3)	1.20%	1.20%	1.02	%(4)	1.11	%(4)	1.15	%(4)
Ratio of net investment income to average net assets	4.71%	6.21%	5.74%		4.33%		4.17%
Portfolio turnover rate	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$10.42	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (1)	0.43	0.60	0.49		0.48		0.35
Net realized and unrealized gain (loss)	0.83	0.31	0.59		(0.74)		0.73

Total increase (decrease) from investment operations	1.26	0.91	1.08		(0.26)		1.08

Less dividends and distributions:
From net investment income	(0.49)	(0.55)	(0.48)		(0.48)		(0.43)
From net realized gain	(0.20)	–	–		(0.30)		–
From return of capital	–	–	(0.05)		–		–

Total dividends and distributions	(0.69)	(0.55)	(0.53)		(0.78)		(0.43)

Net asset value, at end of year	$10.99	$10.42	$10.06		$9.51		$10.55

Total investment return (2)	12.51%	9.28%	11.78%		(2.90)%		11.11%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$463	$225	$261		$277		$222
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.40%	5.29%	5.02%		5.85%		6.47%
Ratio of net expenses to average net assets (3)	1.95%	1.95%	1.71	%(4)	1.85	%(4)	1.89	%(4)
Ratio of net investment income to average net assets	3.98%	6.09%	5.14%		4.63%		3.44%
Portfolio turnover rate	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$10.43	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (1)	0.57	0.69	0.59		0.54		0.45
Net realized and unrealized gain (loss)	0.80	0.32	0.58		(0.70)		0.73

Total increase (decrease) from investment operations	1.37	1.01	1.17		(0.16)		1.18

Less dividends and distributions:
From net investment income	(0.60)	(0.64)	(0.57)		(0.58)		(0.53)
From net realized gain	(0.20)	–	–		(0.30)		–
From return of capital	–	–	(0.05)		–		–

Total dividends and distributions	(0.80)	(0.64)	(0.62)		(0.88)		(0.53)

Net asset value, at end of year	$11.00	$10.43	$10.06		$9.51		$10.55

Total investment return (2)	13.70%	10.39%	12.86%		(1.94)%		12.22%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$1	$14,563	$23,964		$22,650		$5,063
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.29%	1.40%	1.44%		1.94%		2.76%
Ratio of net expenses to average net assets (3)	0.95%	0.95%	0.73	%(4)	0.80	%(4)	0.90	%(4)
Ratio of net investment income to average net assets	5.26%	6.99%	6.18%		5.31%		4.42%
Portfolio turnover rate	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$10.42	$10.06	$9.51		$10.55		$9.90
Income from investment operations:
Net investment income (1)	0.53	0.67	0.59		0.55		0.45
Net realized and unrealized gain (loss)	0.84	0.33	0.58		(0.71)		0.73

Total increase (decrease) from investment operations	1.37	1.00	1.17		(0.16)		1.18

Less dividends and distributions:
From net investment income	(0.60)	(0.64)	(0.57)		(0.58)		(0.53)
From net realized gain	(0.20)	–	–		(0.30)		–
From return of capital	–	–	(0.05)		–		–

Total dividends and distributions	(0.80)	(0.64)	(0.62)		(0.88)		(0.53)

Net asset value, at end of year	$10.99	$10.42	$10.06		$9.51		$10.55

Total investment return (2)	13.61%	10.33%	12.86%		(1.94)%		12.22%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$111,221	$33,429	$25,805		$23,122		$5,340
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.34%	1.42%	1.44%		1.95%		2.77%
Ratio of net expenses to average net assets (3)	0.95%	0.95%	0.72	%(4)	0.80	%(4)	0.90	%(4)
Ratio of net investment income to average net assets	4.90%	6.84%	6.19%		5.38%		4.43%
Portfolio turnover rate	51.81%	126.54%	89.98%		51.95%		55.66%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.36	$11.10		$10.00
Income from investment operations:
Net investment income (2)	0.15	0.15		0.06
Net realized and unrealized gain (loss)	3.19	(0.57)		1.04

Total increase (decrease) from investment operations	3.34	(0.42)		1.10

Less dividends and distributions:
From net investment income	(0.09)	(0.20)		–
From net realized gain	–	(0.11)		–
From return of capital	–	(0.01)		–

Total dividends and distributions	(0.09)	(0.32)		–

Net asset value, at end of year	$13.61	$10.36		$11.10

Total investment return (3)	32.40%	(4.02)%		11.04	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$136	$104		$111
Ratio of total expenses (before reductions and reimbursements) to average net assets	6.21%	9.06%		7.43	%(5)
Ratio of net expenses to average net assets (6)	1.24%	1.45	%(7)	1.45	%(5)(7)
Ratio of net investment income to average net assets	1.14%	1.46%		0.73	%(5)
Portfolio turnover rate	37.43%	18.80%		7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.15% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.45% as a percentage of net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.32	$11.04		$10.00
Income from investment operations:
Net investment income (2)	0.05	0.07		0.00	(3)
Net realized and unrealized gain (loss)	3.18	(0.57)		1.04

Total increase (decrease) from investment operations	3.23	(0.50)		1.04

Less dividends and distributions:
From net investment income	(0.05)	(0.10)		–
From net realized gain	–	(0.11)		–
From return of capital	–	(0.01)		–

Total dividends and distributions	(0.05)	(0.22)		–

Net asset value, at end of year	$13.50	$10.32		$11.04

Total investment return (4)	31.41%	(4.74)%		10.39	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$135	$103		$110
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.30%	9.82%		8.19	%(6)
Ratio of net expenses to average net assets (7)	1.99%	2.20	%(8)	2.20	%(6)(8)
Ratio of net investment income (loss) to average net assets	0.39%	0.71%		(0.03	)%(6)
Portfolio turnover rate	37.43%	18.80%		7.48	%(5)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 2.20% as a percentage of net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.38	$11.13		$10.00
Income from investment operations:
Net investment income (2)	0.18	0.18		0.08
Net realized and unrealized gain (loss)	3.20	(0.58)		1.05

Total increase (decrease) from investment operations	3.38	(0.40)		1.13

Less dividends and distributions:
From net investment income	(0.11)	(0.22)		–
From net realized gain	–	(0.11)		–
From return of capital	–	(0.02)		–

Total dividends and distributions	(0.11)	(0.35)		–

Net asset value, at end of year	$13.65	$10.38		$11.13

Total investment return (3)	32.74%	(3.78)%		11.26	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,689	$5,085		$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.17%	2.96%		2.94	%(5)
Ratio of net expenses to average net assets (6)	0.99%	1.20	%(7)	1.20	%(5)(7)
Ratio of net investment income to average net assets	1.39%	1.71%		0.98	%(5)
Portfolio turnover rate	37.43%	18.80%		7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.20% as a percentage of net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$10.38	$11.13		$10.00
Income from investment operations:
Net investment income (2)	0.18	0.18		0.08
Net realized and unrealized gain (loss)	3.20	(0.58)		1.05

Total increase (decrease) from investment operations	3.38	(0.40)		1.13

Less dividends and distributions:
From net investment income	(0.11)	(0.22)		–
From net realized gain	–	(0.11)		–
From return of capital	–	(0.02)		–

Total dividends and distributions	(0.11)	(0.35)		–

Net asset value, at end of year	$13.65	$10.38		$11.13

Total investment return (3)	32.74%	(3.78)%		11.26	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,765	$5,085		$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.17%	2.96%		2.94	%(5)
Ratio of net expenses to average net assets (6)	0.99%	1.20	%(7)	1.20	%(5)(7)
Ratio of net investment income to average net assets	1.40%	1.71%		0.98	%(5)
Portfolio turnover rate	37.43%	18.80%		7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	As of November 5, 2020, the Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets. Prior to this date, the Adviser had agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses would have not exceeded 1.20% as a percentage of net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.91	$9.79	$9.82	$10.59	$10.14
Income from investment operations:
Net investment income (1)	0.42	0.45	0.51	0.53	0.58
Net realized and unrealized gain (loss)	1.03	(0.87)	(0.03)	(0.47)	0.64

Total increase (decrease) from investment operations	1.45	(0.42)	0.48	0.06	1.22

Less dividends and distributions:
From net investment income	(0.42)	(0.46)	(0.51)	(0.53)	(0.58)
From net realized gain	–	–	–	(0.30)	(0.19)

Total dividends and distributions	(0.42)	(0.46)	(0.51)	(0.83)	(0.77)

Net asset value, at end of year	$9.94	$8.91	$9.79	$9.82	$10.59

Total investment return (2)	16.49%	(4.39)%	5.03%	0.61%	12.24%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$99	$89	$98	$98	$118
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.69%	7.31%	7.14%	6.43%	6.18%
Ratio of net expenses to average net assets (3)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets	4.37%	4.78%	5.27%	5.17%	5.50%
Portfolio turnover rate	74.68%	80.66%	55.98%	43.75%	71.57%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.91	$9.79	$9.82	$10.59	$10.14
Income from investment operations:
Net investment income (1)	0.51	0.55	0.61	0.63	0.68
Net realized and unrealized gain (loss)	1.03	(0.87)	(0.03)	(0.47)	0.64

Total increase (decrease) from investment operations	1.54	(0.32)	0.58	0.16	1.32

Less dividends and distributions:
From net investment income	(0.51)	(0.56)	(0.61)	(0.63)	(0.68)
From net realized gain	–	–	–	(0.30)	(0.19)

Total dividends and distributions	(0.51)	(0.56)	(0.61)	(0.93)	(0.87)

Net asset value, at end of year	$9.94	$8.91	$9.79	$9.82	$10.59

Total investment return (2)	17.66%	(3.43)%	6.07%	1.61%	13.36%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,324	$11,046	$12,135	$14,816	$15,720
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.18%	1.11%	1.11%	1.28%	1.36%
Ratio of net expenses to average net assets (3)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.37%	5.78%	6.28%	6.16%	6.50%
Portfolio turnover rate	74.68%	80.66%	55.98%	43.75%	71.57%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2021	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017

Per Common Share Data
Net asset value, beginning of year	$8.91	$9.79	$9.82	$10.58	$10.14
Income from investment operations:
Net investment income (1)	0.51	0.54	0.61	0.62	0.68
Net realized and unrealized gain (loss)	1.03	(0.86)	(0.03)	(0.45)	0.63

Total increase (decrease) from investment operations	1.54	(0.32)	0.58	0.17	1.31

Less dividends and distributions:
From net investment income	(0.51)	(0.56)	(0.61)	(0.63)	(0.68)
From net realized gain	–	–	–	(0.30)	(0.19)

Total dividends and distributions	(0.51)	(0.56)	(0.61)	(0.93)	(0.87)

Net asset value, at end of year	$9.94	$8.91	$9.79	$9.82	$10.58

Total investment return (2)	17.65%	(3.43)%	6.09%	1.61%	13.35%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$41,296	$32,992	$34,695	$39,176	$14,631
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.17%	1.10%	1.09%	1.25%	1.36%
Ratio of net expenses to average net assets (3)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.37%	5.78%	6.27%	6.09%	6.50%
Portfolio turnover rate	74.68%	80.66%	55.98%	43.75%	71.57%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2021

			SHARES	COST	FAIR VALUE
Equities — 0.5%*:

Common Stocks — 0.5%*:

Beverage, Food and Tobacco — 0.1%*:
CTI Foods Holding Co. LLC(a)			4,657	$495,155	$594,652

Broadcasting and Entertainment — 0.1%*:
Technicolor SA(b)			88,751	34,103	344,123

Finance — 0.0%*:
Travelex Topco Ltd.(a),(b)			1,622	–	–

Healthcare, Education and Childcare — 0.1%*:
Don Jersey Topco Ltd.(a),(b)			292,469	195,070	313,544

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(a)			1,769	171,860	–

Oil and Gas — 0.2%*:
Fieldwood Energy LLC(a)			602	33,429	33,429
Fieldwood Energy LLC			6,469	226,415	7
Fieldwood Energy LLC			26,365	568,599	26
Kelly Topco Ltd.(b)			7,801	327,642	643,583
Sabine Oil & Gas LLC(a)			394	22,597	5,122

Total Oil and Gas			41,631	1,178,682	682,167

Total Common Stocks			430,899	2,074,870	1,934,486

Warrant — 0.0%*:

Finance — 0.0%*:
Travelex Topco Ltd.(b)			285	–	30,061

Total Equities			431,184	2,074,870	1,964,547

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 92.5%*:

Bank Loans — 88.5%*(c):

Aerospace and Defense — 1.3%*:
AAdvantage Loyalty IP Ltd., 3M LIBOR + 4.750%	5.50%	4/20/2028	1,013,024	1,002,894	1,055,318
Peraton Corp., 1M LIBOR + 3.750%	4.50	2/1/2028	680,732	677,422	682,148
TransDigm, Inc., 3M LIBOR + 2.250%	2.35	12/9/2025	1,484,925	1,389,348	1,461,849
TransDigm, Inc., 1M LIBOR + 2.250%	2.35	5/30/2025	487,538	486,159	480,313
United Airlines, Inc., 3M LIBOR + 3.750%	4.50	4/21/2028	1,196,059	1,199,380	1,210,675

Total Aerospace and Defense			4,862,278	4,755,203	4,890,303

Automobile — 1.2%*:
BCA Marketplace plc, LIBOR – GBP + 4.750%(b)	4.81	11/13/2026	500,000	622,511	687,943
BCA Marketplace plc, EURIBOR + 3.250%(b)	3.25	11/13/2026	1,000,000	1,203,850	1,174,426
Clarios Global LP, 1M LIBOR + 3.250%	3.35	4/30/2026	1,043,270	1,042,781	1,032,837

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Automobile (Continued)
Clarios Global LP, EURIBOR + 3.250%	3.25%	4/30/2026	1,000,000	$1,189,886	$1,176,264
DexKo Global, Inc., 3M LIBOR + 3.500%	4.50	7/24/2024	300,333	301,529	300,333

Total Automobile			3,843,603	4,360,557	4,371,803

Beverage, Food and Tobacco — 2.2%*:
1011778 B.C. Unlimited Liability Co., 1M LIBOR + 1.750%(b)	1.85	11/19/2026	497,475	490,363	490,246
Amphora Finance Ltd., LIBOR – GBP + 4.750%(b)	4.81	5/23/2025	500,000	662,231	657,642
CTI Foods Holding Co, LLC, 3M LIBOR + 4.000%(a)	5.00	5/3/2024	316,422	312,965	316,422
CTI Foods Holding Co, LLC, 3M LIBOR + 3.000%(a)	4.00	5/3/2024	208,982	208,982	196,443
Deoleo S.A., EURIBOR + 4.000%(b)	5.00	6/24/2025	116,529	131,393	136,562
Froneri International Ltd., EURIBOR + 2.375%(b)	2.38	1/29/2027	1,000,000	1,206,921	1,160,553
IRB Holding Corp., 3M LIBOR + 2.750%	3.75	2/5/2025	2,036,642	2,038,775	2,031,754
Skopima Merger Sub Inc., 1M LIBOR + 4.000%	4.50	4/30/2028	962,567	953,108	960,767
Sunshine Investments B.V., 3M LIBOR + 3.000%(b)	3.16	3/28/2025	154,302	153,888	153,273
Welbilt, Inc., 3M LIBOR + 2.500%	2.60	10/23/2025	2,000,000	1,865,476	1,982,500

Total Beverage, Food and Tobacco			7,792,919	8,024,102	8,086,162

Broadcasting and Entertainment — 5.6%*:
Altice Financing SA, 3M LIBOR + 2.750%(b)	2.75	1/31/2026	994,845	1,194,577	1,156,045
Altice USA, Inc., 1M LIBOR + 2.250%	2.32	7/17/2025	1,649,190	1,636,004	1,624,452
AVSC Holding Corp., EURIBOR + 3.250%, PIK	0.25-4.25	3/3/2025	1,958,733	1,735,698	1,792,692
AVSC Holding Corp., EURIBOR + 4.500%, PIK	1.00-5.50	10/15/2026	509,157	468,779	480,064
Banijay Entertainment S.A.S, 1M LIBOR + 3.750%(b)	3.85	3/1/2025	1,302,467	1,305,992	1,297,035
Clear Channel Outdoor Holdings, Inc., 3M LIBOR + 3.500%	3.69	8/21/2026	2,963,444	2,901,895	2,890,603
Cumulus Media New Holdings Inc., 3M LIBOR + 3.750%	4.75	3/31/2026	1,138,361	1,130,077	1,139,500
iHeartCommunications, Inc., 3M LIBOR + 3.000%	3.10	5/1/2026	3,482,361	3,421,582	3,449,731
Learfield Communications, Inc., 1M LIBOR + 3.250%	4.25	12/1/2023	1,969,072	1,864,455	1,900,155
RCN Cable, 1M LIBOR + 3.500%	4.25	9/25/2026	995,000	997,423	995,368
Technicolor SA, 6M LIBOR + 6.000%, PIK(b)	6.00	6/30/2024	405,159	405,213	506,196
Technicolor SA, EURIBOR + 3.000%(b)	3.00	12/31/2024	832,610	935,468	955,675
Terrier Media Buyer, Inc., 1M LIBOR + 3.500%	3.60	12/17/2026	1,469,585	1,468,076	1,461,414
Univision Communication, Inc., 3M LIBOR + 3.250%	4.00	5/5/2028	1,187,802	1,179,423	1,182,361

Total Broadcasting and Entertainment			20,857,786	20,644,662	20,831,291

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Buildings and Real Estate — 3.2%*:
Artera Services, LLC, 3M LIBOR+ 3.500%	4.25%	3/6/2025	1,325,444	$1,315,503	$1,318,817
Core & Main L.P., 1M LIBOR + 2.750%	3.75	8/1/2024	1,938,594	1,942,478	1,935,570
CP Atlas Buyer, Inc., 3M LIBOR + 3.750%	4.25	11/23/2027	751,930	752,814	749,501
CPC Acquisition Corp., 3M LIBOR + 3.750%	4.50	12/29/2027	997,988	999,235	995,183
Foundation Building Materials Holding Co. LLC, 3M LIBOR + 3.250%	3.75	2/3/2028	1,055,064	1,049,713	1,047,594
Groupe Solmax Inc., 3M LIBOR + 4.750%	5.50	6/28/2028	867,768	859,091	863,430
Park River Holdings, Inc., 3M LIBOR + 3.250%	4.00	12/28/2027	790,641	788,568	785,826
Polaris Newco LLC, 6M LIBOR + 4.000%	4.50	6/2/2028	892,503	888,067	894,627
Quikrete Holdings, Inc., 3M LIBOR + 3.000%	3.13	5/12/2028	759,494	753,798	753,084
Quikrete Holdings, Inc., 1M LIBOR + 2.500%	2.60	2/1/2027	1,477,500	1,477,782	1,463,183
SRS Distribution, Inc., 1M LIBOR + 3.750%	4.25	6/2/2028	1,345,827	1,335,733	1,344,333

Total Buildings and Real Estate			12,202,753	12,162,782	12,151,148

Cargo Transport — 0.5%*:
Kenan Advantage Group, Inc., 3M LIBOR + 3.750%	4.50	3/24/2026	1,788,978	1,780,460	1,789,533

Chemicals, Plastics and Rubber — 4.3%*:
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%	4.00	9/13/2023	354,148	353,588	353,263
Allnex USA, Inc., 3M LIBOR + 3.250%	4.00	9/13/2023	266,812	266,390	266,144
Colouroz Investment 1 GmbH, EURIBOR + 4.250%(b)	5.00	9/21/2023	299,794	355,622	353,039
Colouroz Investment 1 GmbH, EURIBOR + 4.250%, PIK(b)	0.75-5.00	9/21/2023	21,798	25,857	25,669
Consolidated Energy Finance SA, 3M LIBOR + 2.500%	2.60	5/7/2025	1,454,794	1,429,444	1,410,539
Diamond (BC) B.V., EURIBOR + 3.250%	3.25	9/6/2024	470,742	545,533	555,916
Flint Group GmbH, 3M LIBOR + 4.250%(b)	5.25	9/21/2023	660,915	647,131	657,201
Flint Group GmbH, EURIBOR + 4.250%(b)	5.00	9/21/2023	741,888	856,461	873,650
Flint Group GmbH, EURIBOR + 4.250%, PIK(b)	0.75-5.00	9/21/2023	5,380	6,384	6,336
Flint Group US LLC, EURIBOR + 4.250%, PIK(b)	0.75-5.25	9/21/2023	3,873,472	3,793,022	3,851,703
Gemini HDPE LLC, 3M LIBOR + 3.000%	3.50	12/31/2027	811,868	808,338	810,180
Graftech International Ltd., 3M LIBOR + 3.000%	3.50	2/12/2025	373,760	368,304	373,573
Ineos Quattro, EURIBOR + 2.750%(b)	2.75	1/29/2026	1,000,000	1,202,137	1,175,375
Nobian Finance BV, EURIBOR + 3.750%(b)	3.75	6/24/2026	500,000	593,692	588,553
Novacap S.A., EURIBOR + 3.500%(b)	3.50	6/22/2023	1,000,000	1,139,392	1,177,497
Polar US Borrower, LLC, 1M LIBOR + 4.750%	4.90	10/15/2025	1,226,572	1,227,810	1,229,639
PQ Performance Chemicals, 3M LIBOR + 3.500%	4.25	5/4/2028	216,802	215,718	216,869
Solenis Holdings LLC, 3M LIBOR + 4.000%	4.09	6/26/2025	618,372	614,822	617,710

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber (Continued)
Trinseo Materials Operating S.C.A., 3M LIBOR + 2.500%	2.60%	5/3/2028	1,500,000	$1,492,667	$1,487,820

Total Chemicals, Plastics and Rubber			15,397,117	15,942,312	16,030,676

Containers, Packaging and Glass — 2.1%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(b)	4.00	4/22/2024	200,677	200,560	193,653
BWAY Holding Co., 1M LIBOR + 3.250%	3.35	4/3/2024	1,905,927	1,899,640	1,858,584
Flex Acquisition Company, Inc., 3M LIBOR + 3.250%	3.39	6/29/2025	842,165	822,537	833,457
Flex Acquisition Company, Inc., 3M LIBOR + 3.500%	4.00	2/23/2028	1,344,504	1,343,441	1,338,064
Graham Packaging Co. Inc., 1M LIBOR + 3.000%	3.75	8/4/2027	516,526	517,053	515,762
Hoffmaster Group, Inc., 3M LIBOR + 4.000%	5.00	11/21/2023	1,138,521	1,065,611	1,094,973
Reynolds Consumer Products LLC, 1M LIBOR + 1.750%	1.85	2/4/2027	246,554	246,307	244,458
TricorBraun Holdings, Inc., 3M LIBOR + 3.250%	3.75	3/3/2028	320,959	319,426	318,433
TricorBraun Holdings, Inc., 3M LIBOR + 3.250%	3.25-3.75	3/3/2028	2,407	2,395	2,388
Trident TPI Holdings, Inc., 3M LIBOR + 3.000%	4.00	10/17/2024	1,477,025	1,462,886	1,469,639

Total Containers, Packaging and Glass			7,995,265	7,879,856	7,869,411

Diversified/Conglomerate Manufacturing — 2.2%*:
Alison Bidco S.a.r.l., EURIBOR + 5.500%, PIK(b)	2.50	8/29/2023	241,490	240,913	199,732
Amer Sports Oyj, 3M LIBOR + 4.500%(b)	4.50	3/30/2026	500,000	564,411	592,430
DG Investment Intermediate Holdings 2, Inc., 3M LIBOR + 3.750%	4.50	3/31/2028	1,045,573	1,040,515	1,048,626
Fluid-Flow Products, Inc., 3M LIBOR + 3.750%	4.25	3/31/2028	616,514	615,024	616,514
Illuminate Merger Corp., 3M LIBOR + 3.500%	4.00	6/30/2028	540,983	538,279	540,983
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.60	9/6/2025	595,612	582,156	587,012
Project Alpha Intermediate Holding, Inc., 3M LIBOR + 4.000%	4.11	4/26/2024	1,344,821	1,346,891	1,345,776
SGB-SMIT Management GmbH, EURIBOR + 4.500%(b)	4.50	7/18/2024	504,927	521,658	540,438
Wilsonart LLC, EURIBOR + 3.500%	4.50	12/19/2026	994,896	990,107	994,358
Winterfell Financing Sarl, EURIBOR + 3.500%(b)	3.50	5/4/2028	500,000	603,378	589,573
Xella, 3M EURIBOR + 4.250%(b)	4.25	4/12/2028	1,000,000	1,183,993	1,180,070

Total Diversified/Conglomerate Manufacturing			7,884,816	8,227,325	8,235,512

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service — 11.7%*:
Applied Systems, Inc., 3M LIBOR + 3.250%	3.75%	9/19/2024	1,000,000	$997,500	$997,380
CCRR Parent,, Inc., 3M LIBOR + 4.250%	5.00	3/6/2028	191,520	190,603	192,478
CoreLogic, Inc., 3M LIBOR + 3.500%	4.00	6/2/2028	1,330,450	1,325,697	1,325,793
CoreLogic, Inc., 3M LIBOR + 6.500%	7.00	4/13/2029	532,670	527,470	535,334
Cornerstone OnDemand, Inc., 3M LIBOR + 3.250%	3.34	4/22/2027	421,794	421,210	421,397
Cvent, Inc., 1M LIBOR + 3.750%	3.85	11/29/2024	2,347,088	2,044,769	2,313,055
Delta TopCo, Inc., 3M LIBOR + 3.750%	4.50	12/1/2027	1,000,000	1,001,202	1,001,880
EAB Global , Inc., 3M LIBOR + 3.500%	4.00	6/28/2028	500,000	497,500	498,750
EAB Global, Inc., EURIBOR + 3.750%	4.75	11/15/2024	732,493	730,722	731,424
Element Materials Technology Group US Holdings Inc., EURIBOR + 3.250%	3.25	6/28/2024	1,000,000	1,194,547	1,163,517
Element Materials Technology Group US Holdings Inc., 3M LIBOR + 4.250%	4.34	6/28/2024	500,000	679,965	674,359
Endure Digital Inc., 3M LIBOR + 3.500%	4.25	2/10/2028	1,968,806	1,959,123	1,958,135
Epicor Software Corp., 1M LIBOR + 3.250%	4.00	7/30/2027	305,686	305,487	305,216
Finastra USA, Inc., 3M LIBOR + 7.250%	8.25	6/13/2025	6,482	6,547	6,545
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	3,413,556	3,318,512	3,357,744
Greeneden U.S. Holdings II LLC, 1M LIBOR + 4.000%	4.75	12/1/2027	2,977,041	2,978,581	2,982,370
Hyland Software, Inc., 1M LIBOR + 3.500%	4.25	7/1/2024	1,493,603	1,496,015	1,494,842
Hyland Software, Inc., 1M LIBOR + 6.250%	7.00	7/7/2025	501,818	501,818	503,489
I-Logic Technologies Bidco Ltd., 3M LIBOR + 4.000%	4.50	2/16/2028	1,296,450	1,296,953	1,299,691
IGT Holding IV AB, EURIBOR + 3.750%(b)	4.25	3/31/2028	687,931	686,211	689,651
Informatica LLC, 1M LIBOR + 3.250%	3.35	2/25/2027	987,500	983,500	980,657
Informatica LLC, 3M LIBOR + 7.125%	7.13	2/25/2025	349,253	347,971	356,238
MH Sub I LLC, 1M LIBOR + 3.500%	3.60	9/13/2024	1,999,510	1,994,376	1,988,952
Mitchell International, Inc., 1M LIBOR + 3.250%	3.35	11/29/2024	1,977,047	1,942,981	1,956,782
Panther Commercial Holdings L.P, 3M LIBOR + 4.500%	5.00	1/7/2028	1,500,000	1,505,340	1,500,315
Project Leopard Holdings, Inc., 3M LIBOR + 4.750%	5.75	7/5/2024	1,454,097	1,457,952	1,457,005
Project Ruby Ultimate Parent Corp., 3M LIBOR + 3.250%	4.00	3/3/2028	1,325,323	1,320,062	1,320,764
Proofpoint, Inc., 3M LIBOR + 3.250%	3.75	6/9/2028	697,674	694,186	693,405
RSA Security, 3M LIBOR + 4.750%	5.50	4/27/2028	98,452	97,956	98,124
Spin Holdco, Inc., 3M LIBOR + 4.000%	4.75	3/1/2028	695,283	690,296	695,374
Summer (BC) Holdco B S.a r.l, 3M LIBOR + 4.750%(b)	4.88	12/4/2026	1,493,684	1,493,434	1,478,747
Surf Holdings, LLC, 3M LIBOR + 3.500%(b)	3.63	3/5/2027	494,698	492,843	491,175
Team.Blue Finco SARL, 3M LIBOR + 3.750%(b)	3.75	3/27/2028	1,250,000	1,485,464	1,476,630
TMF Group Holding B.V., EURIBOR + 3.250%(b)	3.25	5/5/2025	1,500,000	1,787,263	1,757,033
Ultimate Software Group Inc(The), 3M LIBOR + 3.250%	4.00	5/4/2026	992,512	998,547	993,088

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Verisure Holding AB, EURIBOR + 3.500%(b)	3.50%	3/27/2028	1,875,000	$2,256,597	$2,215,589
Vision Solutions, Inc., 3M LIBOR + 4.250%	5.00	4/24/2028	904,110	899,688	902,301
Weld North Education, LLC, 3M LIBOR + 4.000%	4.75	12/21/2027	851,136	850,738	851,561

Total Diversified/Conglomerate Service			42,652,667	43,459,626	43,666,790

Electronics — 4.8%*:
Ahead Data Blue LLC, 2M LIBOR + 3.750%	4.50	10/18/2027	1,710,285	1,716,561	1,712,149
BY Crown Parent LLC, 1M LIBOR + 3.000%	4.00	2/2/2026	959,642	955,626	958,443
Ensono, LP, 1M LIBOR + 4.000%	4.75	5/19/2028	903,955	895,018	904,705
EXC Holdings III Corp., 3M LIBOR + 3.500%	4.50	12/2/2024	479,769	482,573	478,570
Ingram Micro, Inc., 3M LIBOR + 3.500%	4.00	3/31/2028	1,979,706	1,974,909	1,982,181
ION Trading Finance Ltd., 3M LIBOR + 4.750%	4.92	4/1/2028	1,350,567	1,347,191	1,354,673
Ivanti Software, Inc., 3M LIBOR + 4.750%	5.75	12/1/2027	1,995,000	1,988,534	1,995,279
McAfee Enterprise, 3M LIBOR + 5.000%	5.75	5/3/2028	1,146,634	1,135,168	1,145,488
Renaissance Holding Corp., 1M LIBOR + 3.250%	3.34	5/30/2025	1,222,830	1,213,852	1,209,073
Sophia, LP, 3M LIBOR + 3.750%	4.50	10/7/2027	840,636	839,537	840,812
SS&C Technologies Inc., 1M LIBOR + 1.750%	1.85	4/16/2025	467,563	466,868	461,938
Tibco Software Inc., 1M LIBOR + 7.250%	7.36	3/3/2028	385,441	383,828	390,740
Tibco Software Inc., 1M LIBOR + 3.750%	3.86	6/30/2026	1,984,975	1,958,065	1,978,027
Veritas US Inc., 3M LIBOR + 5.000%	6.00	9/1/2025	1,492,500	1,503,256	1,500,336
Veritas US Inc., EURIBOR + 4.750%	4.21	9/1/2025	744,384	881,429	889,389

Total Electronics			17,663,887	17,742,415	17,801,803

Energy Equipment and Services — 0.1%*:
DT Midstream, Inc., 3M LIBOR + 2.000%	2.50	6/12/2028	520,833	518,229	521,297

Finance — 2.4%*:
Aqgen Ascensus, Inc., 3M LIBOR + 6.500%	7.00	5/4/2029	250,358	247,854	247,854
Aqgen Island Holdings, Inc., 3M LIBOR + 3.500%	4.00	5/20/2028	1,158,599	1,152,806	1,154,984
Belron Finance US LLC, 3M LIBOR + 2.750%	3.25	4/13/2028	791,667	783,971	790,020
Deerfield Dakota Holding LLC, 1M LIBOR + 6.750%	7.50	4/7/2028	1,000,000	1,004,862	1,022,500
Deerfield Dakota Holding LLC, 1M LIBOR + 3.750%	4.75	4/9/2027	498,740	500,569	500,611
Edelman Financial Center, LLC, 3M LIBOR + 6.750%	6.85	7/20/2026	1,000,000	1,010,000	1,002,920
Edelman Financial Center, LLC, 3M LIBOR + 3.750%	4.50	4/7/2028	1,000,000	998,750	1,000,690
IRIS Bidco Ltd., LIBOR – GBP + 4.250%(b)	4.30	9/6/2025	1,000,000	1,383,158	1,379,095
Tempo Acquisition LLC, PRIME + 1.750%	5.00	5/1/2024	869,632	871,426	868,006
Zera uyer LLC, 3M LIBOR + 3.250%	3.75	4/21/2028	913,242	908,676	915,361

Total Finance			8,482,238	8,862,072	8,882,041

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare — 13.4%*:
ADMI Corp., 3M LIBOR + 3.375%	3.88%	12/23/2027	64,243	$64,520	$63,481
Advanz Pharma Corp., EURIBOR + 5.000%(b)	5.00	6/1/2028	1,000,000	1,204,955	1,187,481
Aenova Holding GmbH, EURIBOR + 5.000%(b)	5.00	3/6/2025	500,000	537,822	594,108
Amneal Pharmaceuticals LLC, 1M LIBOR + 3.500%	3.63	5/4/2025	1,461,832	1,389,465	1,432,595
Arbor Pharmaceuticals, Inc., 3M LIBOR + 5.000%	6.00	7/5/2023	1,152,484	1,153,437	1,143,633
Auris Luxembourg III S.a.r.l., EURIBOR + 4.000%(b)	4.00	2/27/2026	2,000,000	2,317,855	2,352,576
Auris Luxembourg III Sarl, 1M LIBOR + 3.750%(b)	3.85	2/27/2026	2,493,623	2,475,290	2,464,573
Aveanna Healthcare, LLC, 1M LIBOR + 5.500%	6.50	3/18/2024	1,264,213	1,256,500	1,262,633
CeramTec AcquiCo GmbH, 3M LIBOR + 2.750%(b)	2.89	3/7/2025	1,250,000	1,234,547	1,219,537
Change Healthcare Holdings LLC, 1M LIBOR + 2.500%	3.50	3/1/2024	1,234,737	1,232,690	1,233,132
Eagle Bidco Ltd., LIBOR – GBP + 4.750%(b)	4.81	3/10/2028	500,000	693,142	691,076
Elysium Healthcare Holdings 3 Ltd., LIBOR – GBP + 5.250%(b)	5.33	4/11/2025	1,000,000	1,394,461	1,361,112
Endo Luxembourg Finance Co. I S.a r.l., 3M LIBOR + 5.000%	5.75	3/27/2028	1,293,385	1,291,196	1,246,099
Envision Healthcare Corp., 1M LIBOR + 3.750%	3.85	10/10/2025	1,585,547	1,231,337	1,353,502
Fugue Finance B.V., EURIBOR + 3.250%(b)	3.25	9/1/2024	500,000	545,942	587,527
Gainwell Acquisition Corp., 3M LIBOR + 4.000%	4.75	10/1/2027	606,196	597,752	607,560
GHX Ultimate Parent Corp., 3M LIBOR + 3.000%	4.00	6/28/2024	460,339	457,072	459,479
Grifols Worldwide Operations USA, Inc., 3M LIBOR + 2.000%	2.09	11/15/2027	997,468	987,595	987,244
Horizon Therapeutics USA Inc., 3M LIBOR + 2.000%	2.50	3/15/2028	893,284	891,139	886,861
Horizon Therapeutics USA, Inc., 1M LIBOR + 2.250%	2.38	5/22/2026	494,267	495,835	491,331
Icon Luxemourg Sarl, 3M LIBOR + 2.500%(b)	3.00	6/16/2028	1,097,561	1,092,074	1,099,109
Iris idco GmBH, EURIBOR + 5.000%(b)	4.46	5/31/2028	650,000	772,016	754,036
Jazz Financing Lux S.a.r.l., 1M LIBOR + 3.500%	4.00	4/21/2028	1,103,448	1,098,038	1,106,549
Lernen Bidco Ltd., EURIBOR + 4.250%(b)	4.25	10/25/2025	2,000,000	2,352,745	2,344,228
Lifescan Global Corp., 3M LIBOR + 6.000%	6.15	10/1/2024	1,201,859	1,169,715	1,189,840
Netsmart Technologies, Inc., EURIBOR + 4.000%	4.75	10/1/2027	997,500	998,781	999,814
Nidda Healthcare Holding AG, LIBOR – GBP + 4.500%(b)	4.58	8/21/2026	500,000	652,723	689,672
Nidda Healthcare Holding AG, EURIBOR + 3.500%(b)	3.50	8/21/2026	1,000,000	1,084,393	1,174,735

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Organon & Co., 3M LIBOR + 3.000%	3.50%	6/2/2028	673,077	$669,734	$673,501
Ortho-Clinical Diagnostics SA, 1M LIBOR + 3.000%	3.10	6/30/2025	1,897,451	1,885,072	1,895,421
Padagis LLC, 3M LIBOR + 4.750%	5.25	6/30/2028	645,161	638,710	641,129
Parexel International Corp., 1M LIBOR + 2.750%	2.85	9/27/2024	1,717,488	1,700,486	1,707,028
Prometric Holdings, Inc., 1M LIBOR + 3.000%	4.00	1/29/2025	994,911	985,416	980,485
Radiology Partners, Inc., 1M LIBOR + 4.250%	4.35	7/9/2025	1,500,000	1,492,417	1,498,755
RegionalCare Hospital Partners Holdings, Inc., 1M LIBOR + 3.750%	3.85	11/16/2025	742,456	746,320	740,317
Select Medical Corp., 3M LIBOR + 2.250%	2.36	3/6/2025	1,000,000	992,851	989,380
Surgery Center Holdings, Inc., 3M LIBOR + 3.750%	4.50	8/31/2026	1,974,578	1,968,221	1,981,666
Team Health Holdings, Inc., 1M LIBOR + 2.750%	3.75	2/6/2024	2,751,565	2,680,359	2,665,579
Tunstall Group Holdings Ltd., EURIBOR + 5.000%(b)	5.00	6/30/2025	321,190	377,864	373,870
U.S. Anesthesia Partners, Inc., 6M LIBOR + 3.000%	4.00	6/23/2024	1,992,221	1,975,707	1,977,897
Unilabs Holding AB, EURIBOR + 2.750%(b)	2.75	4/19/2024	500,000	578,261	585,185
US Radiology Specialists, Inc., 3M LIBOR + 5.500%	6.25	12/10/2027	798,523	783,751	802,683
Verscend Holding Corp., 3M LIBOR + 4.000%	4.10	8/27/2025	1,488,550	1,486,963	1,490,946

Total Healthcare, Education and Childcare			48,299,157	49,635,169	49,987,365

Home and Office Furnishings, Housewares, and Durable Consumer Products — 2.0%*:
ACProducts, Inc., 6M LIBOR + 4.250%	4.75	5/5/2028	1,490,741	1,481,569	1,482,229
Clay Holdco B.V, EURIBOR + 4.000%(b)	4.00	10/30/2026	600,000	715,620	710,674
LBM Acquisition LLC, 3M LIBOR + 3.750%	4.50	12/17/2027	1,426,526	1,423,599	1,415,081
Serta Simmons Bedding LLC, 1M LIBOR + 7.500%	8.50	8/10/2023	1,506,206	1,506,206	1,435,505
SIWF Holdings Inc., 3M LIBOR + 4.250%	4.35	6/15/2025	972,431	977,972	972,431
Staples, Inc., 3M LIBOR + 5.000%	5.18	4/16/2026	1,496,183	1,468,680	1,455,981

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			7,492,087	7,573,646	7,471,901

Hotels and Restaurants — 0.1%*:
City Brewing Company, LLC, 3M LIBOR + 3.500%	4.25	4/5/2028	437,190	435,070	438,830

Hotels, Motels, Inns and Gaming — 3.7%*:
Caesars Resort Collection LLC, 1M LIBOR + 4.500%	4.60	7/21/2025	727,247	709,542	729,065

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming (Continued)
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	2.85%	12/23/2024	1,953,125	$1,948,761	$1,935,332
Casper BidCo SAS, EURIBOR + 3.875%(b)	3.88	7/31/2026	1,500,000	1,703,235	1,713,545
Compass IV Ltd., EURIBOR + 4.250%(b)	4.25	4/30/2025	500,000	600,268	591,393
Compass IV Ltd., EURIBOR + 8.000%(b)	9.00	4/30/2026	500,000	592,237	591,885
Golden Nugget, Inc., 2M LIBOR + 2.500%	3.25	10/4/2023	1,802,862	1,750,493	1,788,295
Hilton Grand Vacations LLC, 3M LIBOR + 3.000%	3.50	5/19/2028	538,116	535,426	538,283
HNVR Holdco Ltd., EURIBOR + 4.250%(b)	4.25	9/12/2025	2,000,000	2,026,299	2,163,994
Penn National Gaming, Inc., 1M LIBOR + 2.250%	2.35	10/15/2025	1,768,344	1,765,348	1,761,943
Richmond UK Bidco Ltd., LIBOR – GBP + 4.250%(b)	4.36	3/3/2024	482,094	610,114	655,210
Rouge Beachhouse B.V., EURIBOR + 4.750%(b)	4.75	9/4/2025	500,000	586,575	591,144
Station Casinos LLC, 3M LIBOR + 2.250%	2.50	2/8/2027	993,938	968,250	981,722

Total Hotels, Motels, Inns and Gaming			13,265,726	13,796,548	14,041,811

Insurance — 2.9%*:
Acrisure LLC, 3M LIBOR + 3.500%	3.60	2/15/2027	1,979,969	1,956,548	1,956,862
Alliant Holdings Intermediate LLC, 3M LIBOR + 3.250%	3.35	5/9/2025	2,235,626	2,241,240	2,210,229
AmWINS Group, Inc., 3M LIBOR + 2.250%	3.00	2/19/2028	450,899	449,825	447,892
AssuredPartners, Inc., 1M LIBOR + 3.500%	3.60	2/12/2027	1,739,442	1,746,424	1,729,545
Asurion LLC, 3M LIBOR + 3.250%	3.35	12/23/2026	2,985,000	2,977,758	2,949,568
Hub International Ltd., 3M LIBOR + 2.750%	2.93	4/25/2025	988,530	973,770	977,053
Ryan Specialty Group LLC, 1M LIBOR + 3.000%	3.75	9/1/2027	434,080	428,325	433,672

Total Insurance			10,813,546	10,773,890	10,704,821

Leisure, Amusement, Entertainment — 6.6%*:
AMC Entertainment Holdings, Inc., 1M LIBOR + 3.000%	3.10	4/22/2026	1,705,447	1,443,858	1,598,498
Crown Finance US, Inc., 6M LIBOR + 2.500%	3.50	2/28/2025	2,057,671	2,042,752	1,809,043
Delta 2 (LUX) Sarl, 3M LIBOR + 2.500%(b)	3.50	2/1/2024	1,394,967	1,397,074	1,386,472
Dorna Sports, S.L., EURIBOR + 3.250%(b)	3.75	5/3/2024	2,478,282	2,909,615	2,910,030
Golden Entertainment, Inc., 1M LIBOR + 3.000%	3.75	10/21/2024	875,316	844,223	868,751
International Park Holdings B.V., 6M LIBOR + 3.500%(b)	3.50	6/13/2024	500,000	580,575	570,423
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50	7/3/2026	3,000,000	2,983,658	2,997,510
Motion Finco Sarl, EURIBOR + 3.000%(b)	3.00	11/12/2026	1,000,000	1,110,520	1,136,518
Odeon Cinemas Group Ltd., EURIBOR, PIK(b)	10.75	8/19/2023	279,711	344,256	356,393

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Leisure, Amusement, Entertainment (Continued)
Parques Reunidos SAU, EURIBOR + 3.750%(b)	3.75%	9/16/2026	500,000	$546,125	$567,245
Piolin Bidco SAU, EURIBOR + 7.500%(b)	7.50	9/16/2026	500,000	599,714	593,865
Playtika Holding Corp., 3M LIBOR + 2.750%	2.85	3/13/2028	490,473	488,105	487,967
PUG LLC, 1M LIBOR + 3.500%	3.60	2/12/2027	1,464,364	1,447,698	1,428,678
SeaWorld Parks & Entertainment, Inc., 3M LIBOR + 3.000%	3.75	3/31/2024	2,494,623	2,489,898	2,475,914
Silk Bidco AS, EURIBOR + 4.000%(b)	4.00	2/24/2025	500,000	549,920	551,226
Tackle SARL, EURIBOR + 4.000%(b)	4.00	5/22/2028	550,000	666,167	651,347
Vacalians Group, EURIBOR + 4.000%(b)	4.00	11/28/2025	330,783	374,069	365,425
Vue International Bidco plc, EURIBOR + 4.750%(b)	4.75	7/3/2026	923,797	1,027,273	1,041,039
William Morris Endeavor Entertainment, LLC, 1M LIBOR + 2.750%	2.86	5/18/2025	2,266,625	2,246,965	2,221,292
WMG Acquisition Corp., 3M LIBOR + 2.125%	2.23	1/20/2028	518,991	519,469	514,544

Total Leisure, Amusement, Entertainment			23,831,050	24,611,934	24,532,180

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.9%*:
Alison Bidco Sarl, EURIBOR + 5.500%(b)	4.96-6.50	8/29/2023	845,646	981,244	851,062
Ammeraal Beltech Holding B.V., EURIBOR + 3.750%(b)	3.75	7/30/2025	1,000,000	1,206,119	1,177,189
Diebold,, Inc., EURIBOR + 3.000%	3.00	11/6/2023	1,495,408	1,724,605	1,753,605
Gates Global LLC, 3M LIBOR + 2.750%	3.50	3/31/2027	997,494	995,010	994,900
Madison IAQ LLC, 3M LIBOR + 3.250%	3.75	6/16/2028	576,923	574,041	576,923
Titan Acquisition Ltd., 3M LIBOR + 3.000%(b)	3.17	3/28/2025	1,935,868	1,934,682	1,900,616

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			6,851,339	7,415,701	7,254,295

Media — 0.3%*:
MH Sub I, LLC, 3M LIBOR + 6.250%	6.35	2/12/2029	500,000	505,595	507,190
Redstone Buyer LLC, 3M LIBOR + 4.750%	5.50	4/27/2028	650,536	647,263	648,370

Total Media			1,150,536	1,152,858	1,155,560

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Boomerang Tube LLC, 3M LIBOR + 5.000%(a),(d)	Zero Coupon	6/30/2022	64,538	64,538	–
US Silica Co., 1M LIBOR + 4.000%	5.00	5/1/2025	1,853,242	1,818,045	1,768,697

Total Mining, Steel, Iron and Non-Precious Metals			1,917,780	1,882,583	1,768,697

Oil and Gas — 0.5%*:
Buckeye Partners, L.P., 3M LIBOR + 2.250%	2.35	11/1/2026	392,767	284,251	389,821
Gulf Finance LLC, 1M LIBOR + 5.250%	6.25	8/25/2023	1,607,042	1,546,638	1,360,827

Total Oil and Gas			1,999,809	1,830,889	1,750,648

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 1.0%*:
Breitling Financing Sarl, EURIBOR + 3.500%(b)	3.50%	7/11/2024	1,000,000	$1,183,506	$1,175,007
Coty Inc., 1M LIBOR + 2.250%	2.35	4/7/2025	913,788	894,021	878,452
Journey Personal Care Corp., 3M LIBOR + 4.250%	5.00	3/1/2028	326,423	324,867	327,036
Triton Water Holdings, Inc., 3M LIBOR + 3.500%	4.00	3/31/2028	1,390,462	1,385,869	1,388,530

Total Personal and Non-Durable Consumer Products Mfg. Only			3,630,673	3,788,263	3,769,025

Personal Transportation — 1.2%*:
American Airlines, Inc., 1M LIBOR + 2.000%	2.10	4/28/2023	1,948,769	1,942,935	1,899,563
American Airlines, Inc., 1M LIBOR + 1.750%	1.85	6/27/2025	494,898	443,259	474,053
Kestrel Bidco, Inc., 1M LIBOR + 3.000%(b)	4.00	12/11/2026	2,095,597	2,098,272	2,053,685
Naviera Armas SA, EURIBOR + 2.500%(a),(b)	2.50	7/31/2021	106,892	125,878	126,746
Naviera Armas SA, EURIBOR + 2.500%, PIK(a),(b)	7.50	7/31/2021	46,602	56,593	55,258

Total Personal Transportation			4,692,758	4,666,937	4,609,305

Printing and Publishing — 1.3%*:
Ascend Learning LLC, 3M LIBOR + 3.000%	4.00	7/12/2024	994,832	993,658	993,797
Cimpress Public Ltd. Co., 1M LIBOR + 3.500%	4.00	5/17/2028	522,876	517,719	520,695
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25	11/22/2024	92,912	90,372	92,929
McGraw-Hill Global Education Holdings LLC, 1M LIBOR + 4.750%	5.75	11/1/2024	1,299,773	1,284,705	1,300,787
Springer Nature Deutschland GmbH, EURIBOR + 2.750%(b)	3.25	8/14/2026	1,573,104	1,904,418	1,858,500

Total Printing and Publishing			4,483,497	4,790,872	4,766,708

Retail Stores — 3.4%*:
AT Home Group, Inc., 3M LIBOR + 4.250%	4.75	7/30/2028	458,716	455,275	458,716
Casino Guichard-Perrachon SA, EURIBOR + 4.000%(b)	4.00	8/31/2025	850,000	993,710	1,010,750
CBI Buyer, Inc., 3M LIBOR + 3.250%	3.75	1/6/2028	1,477,425	1,482,960	1,469,417
EG Group Ltd., EURIBOR + 4.250%(b)	4.75	3/31/2026	655,630	649,225	655,630
Eyemart Express LLC, 3M LIBOR + 3.000%	4.00	8/4/2024	972,222	974,495	969,792
Great Outdoors Group LLC, 6M LIBOR + 4.250%	5.00	3/6/2028	1,990,000	1,987,668	1,994,975
Harbor Freight Tools USA, Inc., 1M LIBOR + 3.000%	3.75	10/19/2027	974,314	964,815	973,661
Jo Ann Stores, Inc., 3M LIBOR + 4.750%	5.50	6/30/2028	352,941	351,177	352,059
Michaels Cos., Inc., 3M LIBOR + 4.250%	5.00	4/15/2028	1,226,184	1,217,255	1,230,648
Peer Holding III B.V., 3M LIBOR + 3.500%(b)	3.50	1/16/2027	1,000,000	1,190,550	1,182,572

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Retail Stores (Continued)
Petco Health and Wellness Company, Inc., 3M LIBOR + 3.250%	4.00%	3/3/2028	2,226,128	$2,221,403	$2,220,963
PetSmart, Inc., 3M LIBOR + 3.750%	4.50	2/12/2028	192,328	190,503	192,376

Total Retail Stores			12,375,888	12,679,036	12,711,559

Telecommunications — 7.1%*:
Banff Merger Sub, Inc., 1M LIBOR + 3.750%	3.85	10/2/2025	1,863,218	1,860,943	1,851,573
CCI Buyer, Inc., 3M LIBOR + 4.000%	4.75	12/17/2027	2,298,757	2,317,408	2,301,217
CenturyLink, Inc., 1M LIBOR + 2.250%	2.35	3/15/2027	1,531,585	1,473,573	1,509,760
CommScope, Inc., 1M LIBOR + 3.250%	3.35	4/6/2026	1,972,334	1,967,869	1,961,071
Consolidated Communications, Inc., 3M LIBOR + 3.500%	4.25	10/2/2027	775,793	776,620	776,763
Digicel International Finance Ltd., 3M LIBOR + 3.250%(b)	3.43	5/28/2024	150,645	151,221	144,338
Eagle Broadband Investments LLC, 3M LIBOR + 3.000%	3.75	11/12/2027	452,266	448,130	451,840
ION Trading Technologies S.a.r.l., EURIBOR + 4.250%	4.25	3/26/2028	900,000	1,061,954	1,069,395
Level 3 Financing Inc., 1M LIBOR + 1.750%	1.85	3/1/2027	1,000,000	998,823	984,060
Lorca Finco plc, EURIBOR + 4.250%(b)	4.25	9/17/2027	500,000	581,265	593,023
Matterhorn Telecom SA, EURIBOR + 2.625%(b)	2.63	9/15/2026	1,000,000	1,207,827	1,170,252
Rackspace Technology Global, Inc., 3M LIBOR + 2.750%	3.50	2/15/2028	1,593,189	1,588,362	1,583,694
Syniverse Holdings, Inc., 3M LIBOR + 5.000%	6.00	3/9/2023	1,107,316	1,110,927	1,095,280
Syniverse Technologies, Inc., 3M LIBOR + 9.000%	10.00	3/11/2024	2,175,482	1,902,411	2,122,900
TDC A/S, EURIBOR + 3.000%(b)	3.00	6/4/2025	1,000,000	1,209,968	1,177,628
Tiger Acquisition LLC, 3M LIBOR + 3.250%	3.75	6/1/2028	468,750	464,557	467,433
Virgin Media SFA Finance Ltd., LIBOR – GBP + 3.250%(b)	3.31	11/15/2027	2,250,000	3,098,977	3,066,050
Voyage Australia Pty Ltd., 3M LIBOR + 3.500%(b)	4.00	6/16/2028	969,697	960,000	969,697
Zayo Group Holdings, Inc., 1M LIBOR + 3.000%	3.10	3/9/2027	860,786	859,037	851,171
Ziggo B.V., EURIBOR + 3.000%(b)	3.00	1/31/2029	2,000,000	2,394,958	2,350,963

Total Telecommunications			24,869,818	26,434,830	26,498,108

Utilities — 1.0%*:
Astoria Energy LLC, 3M LIBOR + 3.500%	4.50	12/10/2027	709,173	705,856	707,698
Edgewater Generation, L.L.C., 3M LIBOR + 3.750%	3.85	12/13/2025	1,577,357	1,561,282	1,501,944
Techem Verwaltungsgesellschaft 675 mbH, EURIBOR + 2.625%(b)	1.83	7/15/2025	1,000,000	1,215,728	1,172,908

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Utilities (Continued)
USIC Holdings, Inc., 3M LIBOR + 3.500%	4.25%		5/12/2028	449,089	$446,851	$447,966

Total Utilities				3,735,619	3,929,717	3,830,516

Total Bank Loans				321,791,613	329,757,544	330,419,099

Corporate Bonds — 4.0%*:

Automobile — 0.2%*:
Aston Martin Capital Holdings Ltd.(b),(e)	10.50		11/30/2025	500,000	543,245	557,500
RAC Bond Co. plc(b)	5.00		11/6/2022	100,000	126,748	138,269

Total Automobile				600,000	669,993	695,769

Beverage, Food and Tobacco — 0.6%*:
Boparan Finance plc(b)	7.63		11/30/2025	500,000	674,711	629,401
Picard Groupe SAS, EURIBOR + 3.000%(b)	3.00	(f)	11/30/2023	1,000,000	1,196,470	1,184,664
Picard Groupe SAS(b)	3.46		7/1/2026	250,000	296,438	296,438

Total Beverage, Food and Tobacco				1,750,000	2,167,619	2,110,503

Broadcasting and Entertainment — 0.4%*:
Banijay Entertainment SASU(b)	3.50		3/1/2025	500,000	608,175	598,804
Tele Columbus AG(b)	3.88		5/2/2025	800,000	876,887	959,452

Total Broadcasting and Entertainment				1,300,000	1,485,062	1,558,256

Diversified/Conglomerate Manufacturing — 0.3%*:
Fabric BC SpA, EURIBOR + 4.125%(b)	4.13	(f)	8/31/2026	100,000	109,975	118,768
Galapagos S.A.(a),(b),(d)	4.21		6/15/2021	20,000	27,263	–
International Design Group SpA, EURIBOR + 4.250%(b)	4.25	(f)	5/15/2026	100,000	120,765	119,583
Mangrove Luxco III Sarl(b)	7.78		10/9/2025	265,415	254,198	286,549
Trivium Packaging Finance BV, EURIBOR + 3.750%(b)	3.75	(f)	8/15/2026	400,000	482,340	473,663

Total Diversified/Conglomerate Manufacturing				885,415	994,541	998,563

Diversified/Conglomerate Service — 0.6%*:
Algeco Global Finance PLC, EURIBOR + 6.250%(b)	6.25	(f)	2/15/2023	150,000	184,070	178,974
Brunello Bidco SpA, EURIBOR + 3.750%(b)	3.75	(f)	2/15/2028	200,000	242,130	237,038
Carlson Travel, Inc., EURIBOR + 4.750%	4.75	(f)	6/15/2025	1,200,000	1,371,810	1,252,152
Verisure Holding AB(b)	3.25		2/15/2027	450,000	543,533	533,684

Total Diversified/Conglomerate Service				2,000,000	2,341,543	2,201,848

Finance — 0.1%*:
Travelex Financing plc(a),(b),(d)	8.00		5/15/2022	250,000	274,580	–
Travelex Issuerco Ltd.(b)	12.50		8/5/2025	219,871	264,226	509,447

Total Finance				469,871	538,806	509,447

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Healthcare, Education and Childcare — 0.1%*:
Tenet Healthcare Corp.	4.63%		7/15/2024	255,000	$254,475	$258,748

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.1%*:
Staples, Inc.(e)	7.50		4/15/2026	300,000	311,530	311,250

Hotels, Motels, Inns and Gaming — 0.2%*:
TVL Finance plc, 3M GBP LIBOR + 5.375%(b)	5.40	(f)	7/15/2025	600,000	759,944	790,556

Leisure, Amusement, Entertainment — 0.3%*:
CPUK Finance Ltd.(b)	4.88		8/28/2025	600,000	790,585	839,840
CPUK Finance Ltd.(b)	6.50		8/28/2026	100,000	126,397	146,457

Total Leisure, Amusement, Entertainment				700,000	916,982	986,297

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.1%*:
Sofima Holding SpA, EURIBOR + 4.000%(b)	4.00	(f)	1/15/2028	275,000	333,870	327,288

Oil and Gas — 0.1%*:
KCA Deutag UK Finance plc(b)	9.88		12/1/2025	390,061	390,061	430,432

Personal Transportation — 0.1%*:
Naviera Armas S.A., EURIBOR + 6.500%(b)	6.50	(f)	7/31/2023	250,000	290,587	204,542
Naviera Armas SA, EURIBOR + 4.250%(b)	4.25	(f)	11/15/2024	250,000	296,118	204,542

Total Personal Transportation				500,000	586,705	409,084

Retail Stores — 0.4%*:
Afflelou SAS(b)	4.25		5/19/2026	100,000	121,495	120,934
Bellis Acquisition Co. plc(b)	3.25		2/16/2026	300,000	414,990	415,509
EG Global Finance plc(b)	6.25		3/30/2026	580,000	808,056	804,320
House of Fraser Funding plc(b),(d)	5.95		9/15/2020	300,000	434,213	6,225
NMG Holding Co., Inc. / Neiman Marcus Group LLC(e)	7.13		4/1/2026	282,000	282,000	300,330

Total Retail Stores				1,562,000	2,060,754	1,647,318

Telecommunications — 0.3%*:
Altice France SA(b)	4.00		7/15/2029	500,000	597,725	588,853
United Group BV(b)	4.00		11/15/2027	500,000	603,617	588,666

Total Telecommunications				1,000,000	1,201,342	1,177,519

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Utilities — 0.1%*:
Viridian Group Finance Co. PLC/Viridian Power & Energy(b)	4.75%	9/15/2024	350,000	$435,634	$487,785

Total Corporate Bonds			12,937,347	15,448,861	14,900,663

Total Fixed Income			334,728,960	345,206,405	345,319,762

Total Investments			335,160,144	347,281,275	347,284,309

Other assets and liabilities – 7.0%*					26,048,897

Net Assets – 100.0%*					$373,333,206

PIK	– Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	70.0%
United Kingdom	9.0%
Germany	5.5%
France	3.0%
Netherlands	2.8%
Spain	2.4%
Denmark	1.7%
Canada	1.3%
Sweden	1.0%
Other (Individually less than 1%)	3.3%

Total	100.0%

(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2021. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)	Defaulted security.
(e)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2021.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

A summary of outstanding derivatives at June 30, 2021 is as follows:

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/14/21	Morgan Stanley & Co.	EUR	951,651	$1,128,707	$1,160,108	$31,401
7/14/21	Canadian Imperial Bank of Commerce	EUR	55,249,782	65,529,054	67,292,763	1,763,709
7/14/21	Canadian Imperial Bank of Commerce	GBP	10,573,506	14,626,868	14,973,525	346,657

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$2,141,767

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2021

				SHARES	COST	FAIR VALUE
Equities — 0.9%*:

Common Stocks — 0.9%*:

Broadcasting and Entertainment — 0.0%*:
Technicolor SA(a)				14,662	$175	$56,850

Diversified/Conglomerate Service — 0.0%*:
Innovation International Holding Ltd.(a),(b)				142,479	–	–

Finance — 0.0%*:
Travelex Topco Ltd.(a),(b)				5,546	–	–

Healthcare, Education and Childcare — 0.2%*:
Don Jersey Topco Ltd.(a),(b)				257,069	171,459	275,593
MModal, Inc., Escrow rights(b)				4,725	10,631	3,213

Total Healthcare, Education and Childcare				261,794	182,090	278,806

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(b)				1,769	171,860	–

Oil and Gas — 0.7%*:
Fieldwood Energy LLC(b)				615	34,151	34,151
Fieldwood Energy LLC				3,698	129,430	4
Fieldwood Energy LLC				15,071	325,033	15
Kelly Topco Ltd.(a)				6,999	293,958	577,417
Tourmaline Oil Corp.(a)				28,412	398,991	812,066
Tourmaline Oil Corp.(a),(b)				122,953	–	99,188

Total Oil and Gas				177,748	1,181,563	1,522,841

Total Common Stocks				603,998	1,535,688	1,858,497

Warrant — 0.0%*:

Finance — 0.0%*:
Travelex Topco Ltd.(a)				837	–	88,284

Total Equities				604,835	1,535,688	1,946,781

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 92.2%*:

Asset-Backed Securities — 8.8%*:

CDO/CLO — 8.8%*:
Alinea CLO 2018-1 Ltd., 3M USD LIBOR + 6.000%(c)	6.19	%(d)	7/20/2031	1,250,000	1,250,000	1,229,232
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%(c)	6.53	(d)	7/15/2030	500,000	511,302	493,079
Ares XLVIII CLO, 3M USD LIBOR + 5.200%(c)	5.39	(d)	7/20/2030	800,000	800,000	763,412
Blackrock European CLO, EURIBOR + 5.170%(a)	5.17	(d)	10/15/2031	725,000	805,013	829,514
Cairn CLO XI DAC, EURIBOR + 4.150%(a),(c)	4.15	(d)	7/15/2035	1,000,000	1,107,100	1,195,254

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Canyon Capital CLO 2021-2 Ltd., 3M USD LIBOR + 6.700%(c)	6.86	% (d)	4/15/2034	1,500,000	$1,470,038	$1,487,994
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%(c)	6.69	(d)	10/17/2029	750,000	750,000	745,189
Cedar Funding IV CLO Ltd., 3M USD LIBOR + 6.610%(c)	6.76	(d)	7/23/2034	1,000,000	990,154	989,900
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%(c)	6.29	(d)	11/16/2030	500,000	500,000	496,431
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%(c)	5.68	(d)	1/15/2031	700,000	700,000	665,424
Madison Park Funding XIII Ltd. 2014-13A(c)	Zero Coupon		4/19/2030	500,000	436,027	239,676
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.000%(c)	5.19	(d)	4/20/2030	500,000	500,000	475,892
Madison Park Funding XXVIII Ltd., 3M USD LIBOR + 7.600%(c)	7.78	(d)	7/15/2030	500,000	496,163	468,956
Magnetite VII Ltd.(c)	Zero Coupon		1/15/2028	2,000,000	1,601,077	980,142
Neuberger Berman Loan Advisers CLO 24 Ltd., 3M USD LIBOR + 6.020%(c)	6.21	(d)	4/19/2030	1,500,000	1,497,034	1,485,820
Oak Hill Credit Partners X Ltd. 2014-10A(c)	Zero Coupon		12/12/2030	1,400,000	969,752	706,370
OHA Credit Funding 9 Ltd., 3M USD LIBOR + 6.250%(c)	6.38	(d)	7/19/2035	625,000	625,000	624,914
Steele Creek CLO Ltd. 2018-2A E, 3M USD LIBOR + 6.200%(c)	6.36	(d)	8/18/2031	850,000	850,000	775,225
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%(c)	5.96	(d)	11/20/2030	500,000	500,000	475,787
THL Credit Wind River CLO Ltd. 2018-2A E, 3M USD LIBOR + 5.750%(c)	5.93	(d)	7/15/2030	1,450,000	1,450,000	1,403,291
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%(c)	5.74	(d)	1/17/2031	1,000,000	1,000,000	935,412
Wellfleet CLO Ltd. 2018-1, 3M USD LIBOR + 5.500%(c)	5.69	(d)	7/17/2031	1,000,000	1,000,000	925,807

Total CDO/CLO				20,550,000	19,808,660	18,392,721

Total Asset-Backed Securities				20,550,000	19,808,660	18,392,721

Bank Loans — 42.5%*(e):

Aerospace and Defense — 1.0%*:
AAdvantage Loyalty IP Ltd., 3M LIBOR + 4.750%	5.50		4/20/2028	506,512	501,447	527,659
Peraton Corp., 1M LIBOR + 3.750%	4.50		2/1/2028	680,733	677,422	682,149
TransDigm, Inc., 1M LIBOR + 2.250%	2.35		5/30/2025	476,341	474,994	469,282
United Airlines, Inc., 3M LIBOR + 3.750%	4.50		4/21/2028	348,654	346,958	352,915

Total Aerospace and Defense				2,012,240	2,000,821	2,032,005

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Automobile — 1.1%*:
BCA Marketplace plc, LIBOR – GBP + 4.750%(a)	4.81%	11/13/2026	500,000	$622,511	$687,943
Clarios Global LP, EURIBOR + 3.250%	3.25	4/30/2026	500,000	594,943	588,132
Clarios Global LP, 1M LIBOR + 3.250%	3.35	4/30/2026	1,034,666	1,034,148	1,024,319

Total Automobile			2,034,666	2,251,602	2,300,394

Beverage, Food and Tobacco — 0.9%*:
Deoleo S.A., EURIBOR + 4.000%(a)	5.00	6/24/2025	116,529	131,393	136,562
IRB Holding Corp., 3M LIBOR + 2.750%	3.75	2/5/2025	1,190,587	1,192,721	1,187,730
Skopima Merger Sub Inc., 1M LIBOR + 4.000%	4.50	4/30/2028	641,711	635,405	640,511

Total Beverage, Food and Tobacco			1,948,827	1,959,519	1,964,803

Broadcasting and Entertainment — 3.2%*:
AVSC Holding Corp., EURIBOR + 3.250%, PIK	4.25	3/3/2025	1,469,050	1,301,774	1,344,519
Clear Channel Outdoor Holdings, Inc., 3M LIBOR + 3.500%	3.69	8/21/2026	1,538,388	1,463,654	1,500,575
CSC Holdings LLC, 1M LIBOR + 2.500%	2.57	4/15/2027	989,975	961,145	979,541
Cumulus Media New Holdings Inc., 3M LIBOR + 3.750%	4.75	3/31/2026	761,036	754,281	761,796
Technicolor SA, EURIBOR + 3.000%(a)	3.00	12/31/2024	600,000	706,329	688,684
Technicolor SA, 6M LIBOR + 6.000%, PIK(a)	6.00	6/30/2024	405,159	405,213	506,196
Terrier Media Buyer, Inc., 1M LIBOR + 3.500%	3.60	12/17/2026	258,634	258,083	257,196
Univision Communication, Inc., 3M LIBOR + 3.250%	4.00	5/5/2028	670,241	663,539	667,172

Total Broadcasting and Entertainment			6,692,483	6,514,018	6,705,679

Buildings and Real Estate — 0.4%*:
Polaris Newco LLC, 6M LIBOR + 4.000%	4.50	6/2/2028	595,002	592,045	596,418
SRS Distribution, Inc., 1M LIBOR + 3.750%	4.25	6/2/2028	248,747	246,881	248,471

Total Buildings and Real Estate			843,749	838,926	844,889

Chemicals, Plastics and Rubber — 1.4%*:
Colouroz Investment 1 GmbH, EURIBOR + 4.250%, PIK(a)	0.75	9/21/2023	23,614	28,012	27,808
Colouroz Investment 1 GmbH, EURIBOR + 4.250%(a)	5.00	9/21/2023	1,295,232	1,536,792	1,525,270
Flint Group GmbH, EURIBOR + 4.250%, PIK(a)	0.75	9/21/2023	5,828	6,945	6,864
Flint Group GmbH, EURIBOR + 4.250%(a)	5.00	9/21/2023	273,549	324,991	322,133
Gemini HDPE LLC, 3M LIBOR + 3.000%	3.50	12/31/2027	111,715	110,674	111,482
Novacap S.A., EURIBOR + 3.500%(a)	3.50	6/22/2023	500,000	581,652	588,749
PQ Performance Chemicals, 3M LIBOR + 3.500%	4.25	5/4/2028	162,602	161,789	162,652
Solenis Holdings LLC, 3M LIBOR + 4.000%	4.14	6/26/2025	239,697	238,321	239,441
Solenis Holdings LLC, 3M LIBOR + 8.500%	8.64	6/26/2026	47,145	46,262	46,991

Total Chemicals, Plastics and Rubber			2,659,382	3,035,438	3,031,390

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Containers, Packaging and Glass — 1.5%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(a)	4.00%	4/22/2024	66,733	$66,694	$64,397
BWAY Holding Co., 1M LIBOR + 3.250%	3.35	4/3/2024	1,295,580	1,295,389	1,263,398
CCP Lux Holding S.a. r.l., EURIBOR + 4.250%(a)	4.25	1/10/2025	874,946	986,262	1,033,058
Graham Packaging Co. Inc., 1M LIBOR + 3.000%	3.75	8/4/2027	181,794	181,969	181,525
Reynolds Consumer Products LLC, 1M LIBOR + 1.750%	1.85	2/4/2027	95,992	95,896	95,176
TricorBraun Holdings, Inc., 3M LIBOR + 3.250%	3.25	3/3/2028	821	818	815
TricorBraun Holdings, Inc., 3M LIBOR + 3.250%	3.75	3/3/2028	109,562	109,038	108,699
Trident TPI Holdings, Inc., 3M LIBOR + 3.000%	4.00	10/17/2024	491,094	483,442	488,639

Total Containers, Packaging and Glass			3,116,522	3,219,508	3,235,707

Diversified/Conglomerate Manufacturing — 2.0%*:
Alison Bidco S.a.r.l., EURIBOR + 5.500%, PIK(a)	2.50	8/29/2023	314,245	307,449	259,906
Alison Bidco S.a.r.l., EURIBOR + 5.500%, PIK(a)	6.50	8/29/2023	314,246	307,449	259,906
Amer Sports Oyj, 3M LIBOR + 4.500%(a)	4.50	3/30/2026	600,000	667,987	710,916
Averys, EURIBOR + 3.750%(a)	3.75	9/29/2025	500,000	581,442	585,097
DG Investment Intermediate Holdings 2, Inc., 3M LIBOR + 3.750%	4.50	3/31/2028	697,048	693,676	699,084
Illuminate Merger Corp., 3M LIBOR + 3.500%	4.00	6/30/2028	360,656	358,852	360,656
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.60	9/6/2025	738,988	729,760	728,317
Winterfell Financing Sarl, EURIBOR + 3.500%(a)	3.50	5/4/2028	500,000	603,378	589,573

Total Diversified/Conglomerate Manufacturing			4,025,183	4,249,993	4,193,455

Diversified/Conglomerate Service — 4.7%*:
CoreLogic, Inc., 3M LIBOR + 6.500%	6.65	4/13/2029	355,114	351,647	356,889
Cvent, Inc., 1M LIBOR + 3.750%	3.85	11/29/2024	989,764	880,937	975,413
Endure Digital Inc., 3M LIBOR + 3.500%	4.25	2/10/2028	161,607	160,817	160,731
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	808,716	810,005	795,493
Greeneden U.S. Holdings II LLC, 1M LIBOR + 4.000%	4.75	12/1/2027	127,632	126,457	127,860
Hyland Software, Inc., 1M LIBOR + 3.500%	4.25	7/1/2024	974,937	968,760	975,746
Hyland Software, Inc., 1M LIBOR + 6.250%	7.00	7/7/2025	250,909	250,909	251,745
IGT Holding IV AB, EURIBOR + 3.750%(a)	4.25	3/31/2028	458,621	457,474	459,767
Informatica LLC, 1M LIBOR + 3.250%	3.35	2/25/2027	366,625	365,140	364,085
Informatica LLC, 3M LIBOR + 7.125%	7.13	2/25/2025	133,146	132,657	135,809
Innovation Group plc (The), 3M LIBOR + 6.000%(a),(b)	6.00	9/30/2025	173,626	71,981	93,056
Innovation Group plc (The), 3M LIBOR + 6.000%(a),(b)	6.10	9/30/2025	64,931	38,810	40,598
Innovation Group plc (The), 3M LIBOR + 10.000%(a),(b)	10.08	9/30/2025	28,429	38,913	39,327
Innovation Group plc (The), 3M LIBOR + 10.000%(a),(b)	10.10	9/30/2025	28,429	38,913	39,327

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
MH Sub I LLC, 1M LIBOR + 3.500%	3.60%	9/13/2024	975,876	$966,814	$970,723
Mitchell International, Inc., 1M LIBOR + 3.250%	3.35	11/29/2024	979,747	931,453	969,704
Proofpoint, Inc., 3M LIBOR + 3.250%	3.75	6/9/2028	465,116	462,791	462,270
Spin Holdco, Inc., 3M LIBOR + 4.000%	4.75	3/1/2028	695,283	690,296	695,374
TMF Group Holding B.V., EURIBOR + 6.875%(a)	6.88	5/4/2026	500,000	544,591	589,911
Ultimate Software Group Inc(The), 3M LIBOR + 3.250%	4.00	5/4/2026	369,363	371,609	369,577
Vision Solutions, Inc., 3M LIBOR + 4.250%	5.00	4/24/2028	904,110	899,688	902,301

Total Diversified/Conglomerate Service			9,811,981	9,560,662	9,775,706

Ecological — 0.0%*:
GFL Environmental Inc., 3M LIBOR + 3.000%	3.50	5/30/2025	66,560	66,593	66,570

Electronics — 2.6%*:
Ahead Data Blue LLC, 2M LIBOR + 3.750%	4.50	10/18/2027	238,495	239,366	238,755
BY Crown Parent LLC, 1M LIBOR + 3.000%	4.00	2/2/2026	709,335	706,366	708,448
Ensono, LP, 1M LIBOR + 4.000%	4.75	5/19/2028	564,972	559,387	565,441
ION Trading Finance Ltd., 3M LIBOR + 4.750%	4.92	4/1/2028	999,445	996,946	1,002,483
Ivanti Software, Inc., 3M LIBOR + 4.750%	5.75	12/1/2027	529,589	522,284	529,663
McAfee Enterprise, 3M LIBOR + 5.000%	5.75	5/3/2028	764,423	756,779	763,659
Renaissance Holding Corp., 1M LIBOR + 3.250%	3.34	5/30/2025	470,994	471,870	465,695
Sophia, LP, 3M LIBOR + 3.750%	4.50	10/7/2027	115,611	114,832	115,635
Tibco Software Inc., 1M LIBOR + 3.750%	3.86	6/30/2026	990,000	961,756	986,535
Tibco Software Inc., 1M LIBOR + 7.250%	7.36	3/3/2028	146,642	146,029	148,659

Total Electronics			5,529,506	5,475,615	5,524,973

Energy Equipment and Services — 0.2%*:
DT Midstream, Inc., 3M LIBOR + 2.000%	2.50	6/12/2028	347,222	345,486	347,531

Finance — 1.0%*:
Aqgen Ascensus, Inc., 3M LIBOR + 6.500%	7.00	5/4/2029	250,358	247,854	247,854
Aqgen Island Holdings, Inc., 3M LIBOR + 3.500%	4.00	5/20/2028	926,880	922,245	923,988
Deerfield Dakota Holding LLC, 1M LIBOR + 6.750%	7.50	4/7/2028	410,077	412,072	419,304
Zera uyer LLC, 3M LIBOR + 3.250%	3.75	4/21/2028	456,621	454,338	457,680

Total Finance			2,043,936	2,036,509	2,048,826

Healthcare, Education and Childcare — 6.1%*:
Advanz Pharma Corp., EURIBOR + 5.000%(a)	5.00	6/1/2028	1,000,000	1,200,448	1,187,481
Aenova Holding GmbH, EURIBOR + 5.000%(a)	5.00	3/6/2025	500,000	537,960	594,108
Auris Luxembourg III S.a.r.l., EURIBOR + 4.000%(a)	4.00	2/27/2026	1,000,000	1,108,484	1,176,288
Change Healthcare Holdings LLC, 1M LIBOR + 2.500%	3.50	3/1/2024	611,594	609,499	610,798
Eagle Bidco Ltd., LIBOR – GBP + 4.750%(a)	4.81	3/10/2028	500,000	693,142	691,076

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Endo Luxembourg Finance Co. I S.a r.l., 3M LIBOR + 5.000%	5.75%	3/27/2028	605,376	$604,351	$583,243
Fugue Finance B.V., EURIBOR + 3.250%(a)	3.25	9/1/2024	750,000	856,072	881,291
Gainwell Acquisition Corp., 3M LIBOR + 4.000%	4.75	10/1/2027	190,271	187,620	190,699
Icon Luxemourg Sarl, 3M LIBOR + 2.500%(a)	3.00	6/16/2028	731,707	728,049	732,739
Iris idco GmBH, EURIBOR + 5.000%(a)	4.46	5/31/2028	500,000	593,858	580,027
Jazz Financing Lux S.a.r.l., 1M LIBOR + 3.500%	4.00	4/21/2028	827,586	823,528	829,912
Lernen Bidco Ltd., EURIBOR + 4.250%(a)	4.25	10/25/2025	1,000,000	1,185,757	1,172,114
Lifescan Global Corp., 3M LIBOR + 6.000%	6.20	10/1/2024	156,253	153,702	154,691
Organon & Co., 3M LIBOR + 3.000%	3.50	6/2/2028	448,718	446,489	449,001
Padagis LLC, 3M LIBOR + 4.750%	5.25	6/30/2028	645,161	638,710	641,129
Radiology Partners, Inc., 1M LIBOR + 4.250%	4.32	7/9/2025	1,000,000	933,899	999,170
RegionalCare Hospital Partners Holdings, Inc., 1M LIBOR + 3.750%	3.85	11/16/2025	413,275	415,408	412,085
Sunshine Luxembourg VII SARL, 3M LIBOR + 3.750%(a)	4.50	10/1/2026	150,566	150,207	151,027
Tunstall Group Holdings Ltd., EURIBOR + 5.000%(a)	5.00	6/30/2025	282,314	332,128	328,618
U.S. Anesthesia Partners, Inc., 6M LIBOR + 3.000%	4.00	6/23/2024	487,252	488,071	483,748

Total Healthcare, Education and Childcare			11,800,073	12,687,382	12,849,245

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.3%*:
ACProducts, Inc., 6M LIBOR + 4.250%	4.75	5/5/2028	740,741	733,444	736,511
Clay Holdco B.V, EURIBOR + 4.000%(a)	4.00	10/30/2026	400,000	477,080	473,783
Hilding Anders International AB, 3M LIBOR + 5.000%(a)	5.75	11/30/2024	506,333	476,161	483,057
Serta Simmons Bedding LLC, 1M LIBOR + 7.500%	8.50	8/10/2023	1,063,006	1,063,006	1,013,109

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,710,080	2,749,691	2,706,460

Hotels, Motels, Inns and Gaming — 2.1%*:
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	2.85	12/23/2024	1,462,121	1,455,345	1,448,801
Caesars Resort Collection LLC, 1M LIBOR + 4.500%	4.60	7/21/2025	248,827	242,769	249,449
Casper BidCo SAS, EURIBOR + 3.875%(a)	3.88	7/31/2026	500,000	542,822	571,182
Hilton Grand Vacations LLC, 3M LIBOR + 3.000%	3.50	5/19/2028	358,744	356,951	358,855
HNVR Holdco Ltd., EURIBOR + 4.250%(a)	4.25	9/12/2025	1,000,000	971,214	1,081,997

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming (Continued)
Richmond UK Bidco Ltd., LIBOR – GBP + 4.250%(a)	4.36%	3/3/2024	550,000	$674,668	$747,501

Total Hotels, Motels, Inns and Gaming			4,119,692	4,243,769	4,457,785

Insurance — 1.3%*:
Acrisure LLC, 3M LIBOR + 3.500%	3.60	2/15/2027	494,987	474,922	489,211
AssuredPartners, Inc., 1M LIBOR + 3.500%	3.60	2/12/2027	462,633	464,819	460,001
Asurion LLC, 1M LIBOR + 3.000%	3.10	11/3/2023	662,268	644,392	658,546
Ryan Specialty Group LLC, 1M LIBOR + 3.000%	3.75	9/1/2027	150,835	148,835	150,693
Sedgwick Claims Management Services, Inc., 1M LIBOR + 3.250%	3.35	12/31/2025	975,000	960,719	964,031

Total Insurance			2,745,723	2,693,687	2,722,482

Leisure, Amusement, Entertainment — 4.0%*:
AMC Entertainment Holdings, Inc., 1M LIBOR + 3.000%	3.09	4/22/2026	2,327,649	1,893,054	2,181,682
Crown Finance US, Inc., 6M LIBOR + 2.500%	3.50	2/28/2025	1,219,058	1,201,627	1,071,759
Dorna Sports, S.L., 3M LIBOR + 3.500%(a)	3.76	5/3/2024	400,000	400,000	393,752
Golden Entertainment, Inc., 1M LIBOR + 3.000%	3.75	10/21/2024	405,757	375,888	402,713
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50	7/3/2026	893,847	888,211	893,105
Motion Finco Sarl, EURIBOR + 3.000%(a)	3.00	11/12/2026	750,000	866,708	852,388
Odeon Cinemas Group Ltd., EURIBOR, PIK(a)	10.75	8/19/2023	167,826	206,554	213,836
Parques Reunidos SAU, EURIBOR + 3.750%(a)	3.75	9/16/2026	500,000	571,078	567,245
PUG LLC, 1M LIBOR + 3.500%	3.60	2/12/2027	367,271	365,793	358,321
Tackle SARL, EURIBOR + 4.000%(a)	4.00	5/22/2028	500,000	605,606	592,134
Vacalians Group, EURIBOR + 4.000%(a)	4.00	11/28/2025	330,783	325,761	365,426
Vue International Bidco plc, EURIBOR + 4.750%(a)	4.75	7/3/2026	423,797	474,202	477,582

Total Leisure, Amusement, Entertainment			8,285,988	8,174,482	8,369,943

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Madison IAQ LLC, 3M LIBOR + 3.250%	3.75	6/16/2028	384,615	382,694	384,615
Titan Acquisition Ltd., 3M LIBOR + 3.000%(a)	3.17	3/28/2025	954,524	955,170	937,142

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,339,139	1,337,864	1,321,757

Media — 0.2%*:
Redstone Buyer LLC, 3M LIBOR + 4.750%	5.50	4/27/2028	398,988	395,085	397,659

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC, 3M LIBOR + 5.000%(b),(f)	Zero Coupon	6/30/2022	129,368	129,368	–

Oil and Gas — 0.5%*:
Gulf Finance LLC, 1M LIBOR + 5.250%	6.25	8/25/2023	1,258,885	1,226,121	1,066,011

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.7%*:
Coty Inc., EURIBOR + 1.750%	1.75%	4/5/2023	43,224	$50,762	$50,805
Coty Inc., 1M LIBOR + 2.250%	2.33	4/7/2025	728,571	709,879	700,397
Triton Water Holdings, Inc., 3M LIBOR + 3.500%	4.00	3/31/2028	693,642	690,287	692,677

Total Personal and Non-Durable Consumer Products Mfg. Only			1,465,437	1,450,928	1,443,879

Personal Transportation — 0.0%*:
Naviera Armas SA, EURIBOR + 2.500%(a),(b)	2.50	7/31/2021	76,747	91,260	91,002

Total Personal Transportation			76,747	91,260	91,002

Printing and Publishing — 0.7%*:
Cimpress Public Ltd. Co., 1M LIBOR + 3.500%	4.00	5/17/2028	392,157	388,289	390,522
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25	11/22/2024	34,272	33,335	34,278
McGraw-Hill Global Education Holdings LLC, 1M LIBOR + 4.750%	5.75	11/1/2024	997,500	984,423	998,278

Total Printing and Publishing			1,423,929	1,406,047	1,423,078

Retail Stores — 1.7%*:
Casino Guichard-Perrachon SA, EURIBOR + 4.000%(a)	4.00	8/31/2025	500,000	584,535	594,559
Great Outdoors Group LLC, 6M LIBOR + 4.250%	5.00	3/6/2028	614,444	611,506	615,980
Harbor Freight Tools USA, Inc., 1M LIBOR + 3.000%	3.75	10/19/2027	763,622	756,376	763,111
Jo Ann Stores, Inc., 3M LIBOR + 4.750%	5.50	6/30/2028	352,941	351,176	352,059
Michaels Cos., Inc., 3M LIBOR + 4.250%	5.00	4/15/2028	605,154	599,275	607,356
Petco Health and Wellness Company, Inc., 3M LIBOR + 3.250%	4.00	3/3/2028	729,878	728,134	728,185

Total Retail Stores			3,566,039	3,631,002	3,661,250

Telecommunications — 3.1%*:
Banff Merger Sub, Inc., 1M LIBOR + 3.750%	3.85	10/2/2025	924,295	924,406	918,518
CommScope, Inc., 1M LIBOR + 3.250%	3.35	4/6/2026	982,500	982,500	976,890
ION Trading Technologies S.a.r.l., EURIBOR + 4.250%	4.25	3/26/2028	500,000	589,975	594,108
Lorca Finco plc, EURIBOR + 4.250%(a)	4.25	9/17/2027	500,000	581,265	593,023
Rackspace Technology Global, Inc., 3M LIBOR + 2.750%	3.50	2/15/2028	244,979	243,820	243,519
Syniverse Holdings, Inc., 3M LIBOR + 5.000%	6.00	3/9/2023	193,576	192,920	191,471
Syniverse Technologies, Inc., 3M LIBOR + 9.000%	10.00	3/11/2024	153,729	152,691	150,014
TDC A/S, EURIBOR + 3.000%(a)	3.00	6/4/2025	500,000	602,050	588,814
Tiger Acquisition LLC, 3M LIBOR + 3.250%	3.75	6/1/2028	312,500	309,403	311,622

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Telecommunications (Continued)
Virgin Media SFA Finance Ltd., LIBOR – GBP + 3.250%(a)	3.31%		1/15/2027	1,000,000	$1,216,303	$1,362,703
Voyage Australia Pty Ltd., 3M LIBOR + 3.500%(a)	4.00		6/16/2028	484,848	480,000	484,848

Total Telecommunications				5,796,427	6,275,333	6,415,530

Utilities — 0.2%*:
USIC Holdings, Inc., 3M LIBOR + 3.500%	4.25		5/12/2028	261,968	260,662	261,313
USIC Holdings, Inc., 3M LIBOR + 6.500%	7.25		5/7/2029	147,059	145,592	149,265

Total Utilities				409,027	406,254	410,578

Total Bank Loans				86,657,799	88,452,963	89,408,587

Corporate Bonds — 40.9%*:

Aerospace and Defense — 2.3%*:
American Airlines Inc/AAdvantage Loyalty IP Ltd.(c)	5.50		4/20/2026	595,000	595,000	629,956
American Airlines Inc/AAdvantage Loyalty IP Ltd.(c)	5.75		4/20/2029	114,000	114,000	123,073
Gatwick Airport Finance(a)	4.38		4/7/2026	350,000	482,510	489,481
Global Infrastructure Solutions, Inc.(c)	5.63		6/1/2029	218,000	218,000	226,240
Heathrow Finance plc(a)	4.38		3/1/2027	100,000	127,874	142,065
Heathrow Finance plc(a)	5.25		3/1/2024	100,000	128,324	145,482
Rolls-Royce plc(a)	3.38		6/18/2026	500,000	607,343	689,921
Rolls-Royce plc(a)	4.63		2/16/2026	100,000	117,545	129,306
State Agency of Roads of Ukraine(a)	6.25		6/24/2028	1,146,000	1,146,000	1,143,135
Triumph Group, Inc.(c)	6.25		9/15/2024	308,000	308,000	312,620
Triumph Group, Inc.	7.75		8/15/2025	750,000	780,241	771,533

Total Aerospace and Defense				4,281,000	4,624,837	4,802,812

Automobile — 1.4%*:
Aston Martin Capital Holdings Ltd.(a),(c)	10.50		11/30/2025	400,000	434,211	446,000
Clarios Global LP/Clarios US Finance Co.(c)	8.50		5/15/2027	162,000	169,901	176,612
Ford Motor Co.	7.45		7/16/2031	500,000	581,458	657,500
Ford Motor Co.	8.50		4/21/2023	569,000	567,796	634,976
Ford Motor Co.	9.63		4/22/2030	127,000	153,728	182,245
Gates Global LLC / Gates Global Co.(c)	6.25		1/15/2026	550,000	529,913	576,133
RAC Bond Co. plc(a)	5.00		11/6/2022	257,000	350,013	355,350

Total Automobile				2,565,000	2,787,020	3,028,816

Banking — 2.5%*:
Absa Group Ltd., 5 year CMT + 5.411%(a)	6.38	(d)(g)	–	992,000	992,000	1,014,010
Alpha Bank AE, 5 year EUR Swap + 4.504%(a)	4.25	(d)	2/13/2030	275,000	301,895	318,744
Ecobank Transnational, Inc., 5 year CMT + 8.211%(a)	8.75	(d)	6/17/2031	797,000	790,703	809,951

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Banking (Continued)
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(a)	3.65	%(d)	11/19/2029	700,000	$770,700	$800,974
Piraeus Financial Holdings SA, 5 year EUR Swap + 5.774%(a)	5.50	(d)	2/19/2030	688,000	748,200	784,184
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.195%(a)	8.75	(d),(g)	–	750,000	913,276	873,750
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.952%(a)	9.75	(d)	6/26/2029	100,000	94,678	128,137
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.380%(a)	7.75	(d),(g)	–	500,000	513,343	516,250

Total Banking				4,802,000	5,124,795	5,246,000

Beverage, Food and Tobacco — 2.6%*:
Aragvi Finance International DAC(a)	8.45		4/29/2026	514,000	522,539	534,399
Boparan Finance plc(a)	7.63		11/30/2025	650,000	895,287	818,222
Eurotorg LLC Via Bonitron DAC(a)	9.00		10/22/2025	482,000	482,000	497,906
Foodco Bondco SA(a)	6.25		5/15/2026	350,000	395,313	389,074
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(c)	3.75		12/1/2031	150,000	150,000	153,488
JBS USA LUX SA/JBS USA Finance, Inc.(c)	6.75		2/15/2028	500,000	500,000	549,375
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c)	5.50		1/15/2030	586,000	585,501	655,371
Picard Groupe SAS(a)	1.00		7/1/2026	150,000	177,863	177,863
Sunshine Mid BV(a)	6.50		5/15/2026	950,000	1,156,188	1,164,762
Ulker Biskuvi Sanayi AS(a)	6.95		10/30/2025	494,000	494,000	535,812

Total Beverage, Food and Tobacco				4,826,000	5,358,691	5,476,272

Broadcasting and Entertainment — 1.2%*:
Banijay Group SAS(a)	6.50		3/1/2026	750,000	828,337	917,991
Clear Channel Outdoor Holdings, Inc.(c)	7.50		6/1/2029	55,000	55,205	56,944
DISH Network Corp.	3.38		8/15/2026	750,000	694,142	765,375
Outfront Media, Inc.(c)	6.25		6/15/2025	298,000	298,000	314,998
Terrier Media Buyer, Inc.(c)	8.88		12/15/2027	376,000	376,000	406,685

Total Broadcasting and Entertainment				2,229,000	2,251,684	2,461,993

Buildings and Real Estate — 2.8%*:
Aedas Homes Opco SLU(a)	4.00		8/15/2026	100,000	120,765	121,243
Cemex SAB de CV, 5 year CMT + 4.534%(a)	5.13	(d),(g)		1,190,000	1,190,000	1,228,318
China Aoyuan Group Ltd.(a)	5.98		8/18/2025	1,152,000	1,123,364	1,026,929
Kaisa Group Holdings Ltd.(a)	9.95		7/23/2025	1,000,000	1,000,157	899,250
Service Properties Trust	4.75		10/1/2026	500,000	492,130	493,125
Taylor Morrison Communities, Inc.(c)	5.13		8/1/2030	265,000	265,000	286,531
Times China Holdings Ltd.(a)	5.55		6/4/2024	357,000	357,000	357,921
Ukraine Railways Via Shortline plc(a)	9.88		9/15/2021	50,000	50,159	50,109
Wanda Properties Overseas Ltd.(a)	7.25		4/28/2022	500,000	500,000	501,719

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Buildings and Real Estate (Continued)
Yuzhou Group Holdings Co. Ltd.(a)	8.50%		2/4/2023	1,000,000	$975,317	$943,250

Total Buildings and Real Estate				6,114,000	6,073,892	5,908,395

Cargo Transport — 0.6%*:
Kenan Advantage Group, Inc. (The)(c)	7.88		7/31/2023	1,367,000	1,367,000	1,364,949

Chemicals, Plastics and Rubber — 0.8%*:
Braskem Idesa SAPI(a)	7.45		11/15/2029	300,000	299,094	318,619
Consolidated Energy Finance SA(c)	6.88		6/15/2025	778,000	794,038	792,525
Nobian Finance BV(a)	3.63		7/15/2026	500,000	596,675	590,859

Total Chemicals, Plastics and Rubber				1,578,000	1,689,807	1,702,003

Commercial Services — 0.6%*:
Elastic NV(a)	4.13		7/15/2029	462,000	462,000	462,000
Getty Images, Inc.(c)	9.75		3/1/2027	650,000	695,411	697,125

Total Commercial Services				1,112,000	1,157,411	1,159,125

Containers, Packaging and Glass — 0.6%*:
Mauser Packaging Solutions Holding Co.(c)	7.25		4/15/2025	182,000	177,199	178,360
Trident TPI Holdings, Inc.(c)	9.25		8/1/2024	1,125,000	1,140,917	1,175,625

Total Containers, Packaging and Glass				1,307,000	1,318,116	1,353,985

Diversified/Conglomerate Manufacturing — 0.2%*:
International Design Group SpA, EURIBOR + 4.250%(a)	4.25	(d)	5/15/2026	100,000	120,765	119,583
Mangrove Luxco III Sarl(a)	7.78		10/9/2025	300,000	317,194	323,888

Total Diversified/Conglomerate Manufacturing				400,000	437,959	443,471

Diversified/Conglomerate Service — 1.4%*:
Atento Luxco 1 SA(a)	8.00		2/10/2026	316,000	316,000	344,005
Brunello Bidco SpA(a)	3.50		2/15/2028	150,000	181,597	177,848
Iron Mountain, Inc.(c)	5.25		7/15/2030	554,000	552,619	586,453
Summer BC Holdco A Sarl(a)	9.25		10/31/2027	630,737	796,517	810,533
Verisure Midholding AB(a)	5.25		2/15/2029	800,000	975,283	974,687

Total Diversified/Conglomerate Service				2,450,737	2,822,016	2,893,526

Electronics — 0.8%*:
Veritas US, Inc. / Veritas Bermuda Ltd.(c)	7.50		9/1/2025	225,000	228,365	234,281
Veritas US, Inc. / Veritas Bermuda Ltd.(c)	10.50		2/1/2024	1,419,000	1,422,895	1,456,561

Total Electronics				1,644,000	1,651,260	1,690,842

Energy Equipment and Services — 0.3%*:
Investment Energy Resources Ltd.(a)	6.25		4/26/2029	492,000	492,000	531,975

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Farming and Agriculture — 0.3%*:
PT Japfa Comfeed Indonesia Tbk(a)	5.38%		3/23/2026	500,000	$497,429	$527,125

Finance — 3.4%*:
Credito Real SAB DE CV(a)	8.00		1/21/2028	500,000	500,000	426,306
Ford Motor Credit Co. LLC	4.13		8/17/2027	247,000	247,000	262,012
Global Aircraft Leasing Co. Ltd.(c)	6.50		9/15/2024	2,147,628	2,147,628	2,159,193
IIFL Finance Ltd.(a)	5.88		4/20/2023	1,555,000	1,533,594	1,519,202
OneMain Finance Corp.	5.38		11/15/2029	438,000	438,000	476,430
Oriflame Investment Holding plc(a)	5.13		5/4/2026	521,000	521,000	534,181
Travelex Financing plc(a),(b),(f)	8.00		5/15/2022	1,050,000	1,178,948	–
Travelex Issuerco Ltd.(a)	12.50		8/5/2025	748,221	883,610	1,733,649

Total Finance				7,206,849	7,449,780	7,110,973

Healthcare, Education and Childcare — 2.9%*:
Bausch Health Cos., Inc.(c)	8.50		1/31/2027	415,000	420,816	451,063
Bausch Health Cos., Inc.(c)	9.00		12/15/2025	165,000	163,523	176,930
Bausch Health Cos., Inc.(c)	4.88		6/1/2028	238,000	239,440	243,058
Bausch Health Cos., Inc.(c)	5.00		1/30/2028	204,000	204,000	193,512
Bausch Health Cos., Inc.(c)	5.00		2/15/2029	281,000	281,000	262,032
Bausch Health Cos., Inc.(c)	5.25		1/30/2030	200,000	200,000	186,000
Bausch Health Cos., Inc.(c)	5.25		2/15/2031	208,000	208,000	194,158
Cream Tech(a)	5.25		12/15/2025	700,000	819,532	840,566
Emergent BioSolutions, Inc.(c)	3.88		8/15/2028	1,087,000	1,029,369	1,064,738
Nidda BondCo GmbH(a)	7.25		9/30/2025	500,000	575,518	608,557
Nidda Healthcare Holding GmbH(a)	3.50		9/30/2024	1,000,000	1,211,065	1,182,499
Par Pharmaceutical, Inc.(c)	7.50		4/1/2027	708,000	708,000	723,930

Total Healthcare, Education and Childcare				5,706,000	6,060,263	6,127,043

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.0%*:
Nobel Bidco BV(a)	3.13		6/15/2028	350,000	423,815	415,013
Resideo Funding, Inc.(c)	6.13		11/1/2026	650,000	650,000	682,500
Staples, Inc.(c)	10.75		4/15/2027	1,000,000	1,029,717	1,016,650

Total Home and Office Furnishings, Housewares, and Durable Consumer Products				2,000,000	2,103,532	2,114,163

Hotels, Motels, Inns and Gaming — 0.9%*:
Caesars Entertainment, Inc.(c)	6.25		7/1/2025	382,000	382,000	405,096
Caesars Entertainment, Inc.(c)	8.13		7/1/2027	279,000	279,000	310,304
Scientific Games International, Inc.(c)	8.63		7/1/2025	229,000	228,529	250,755
TVL Finance plc, 3M GBP LIBOR + 5.375%(a)	5.46	(d)	7/15/2025	500,000	633,179	658,796
Wynn Macau Ltd.(a),(c)	5.13		12/15/2029	270,000	270,000	278,100

Total Hotels, Motels, Inns and Gaming				1,660,000	1,792,708	1,903,051

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance — 0.5%*:
Acrisure LLC / Acrisure Finance, Inc.(c)	4.25%	2/15/2029	1,000,000	$1,000,000	$987,500

Leisure, Amusement, Entertainment — 1.0%*:
AMC Entertainment Holdings, Inc.(c)	10.50	4/24/2026	142,000	142,000	154,070
Carnival Corp.(c)	5.75	3/1/2027	410,000	410,000	429,475
Carnival Corp.	7.63	3/1/2026	150,000	177,893	196,907
CPUK Finance Ltd.(a)	4.88	8/28/2025	100,000	119,914	139,974
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp.(c)	4.88	5/1/2029	748,000	751,632	748,935
Motion Finco Sarl(a)	7.00	5/15/2025	200,000	252,776	250,426
NH Hotel Group SA	4.00	7/2/2026	150,000	177,867	177,694

Total Leisure, Amusement, Entertainment			1,900,000	2,032,082	2,097,481

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.2%*:
Diebold Nixdorf Dutch Holding BV	9.00	7/15/2025	350,000	410,010	455,717
Esc Gcb Briggs	6.88	12/15/2049	514,000	503,979	43,690

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			864,000	913,989	499,407

Mining, Steel, Iron and Non-Precious Metals — 2.8%*:
First Quantum Minerals Ltd.(a),(c)	6.50	3/1/2024	1,006,000	974,747	1,026,120
First Quantum Minerals Ltd.(a)	6.88	10/15/2027	719,000	719,000	783,494
Hudbay Minerals, Inc.(c)	4.50	4/1/2026	200,000	201,438	200,750
Metinvest BV(a)	7.65	10/1/2027	286,000	281,880	316,745
Metinvest BV(a)	8.50	4/23/2026	200,000	210,742	227,612
Vedanta Resources Finance II plc(a)	8.00	4/23/2023	750,000	703,858	708,422
Vedanta Resources Finance II plc(a)	8.95	3/11/2025	685,000	685,000	671,643
Vedanta Resources Ltd.(a)	6.38	7/30/2022	1,075,000	741,183	1,061,764
Warrior Met Coal, Inc.(c)	8.00	11/1/2024	840,000	848,299	852,600

Total Mining, Steel, Iron and Non-Precious Metals			5,761,000	5,366,147	5,849,150

Oil and Gas — 4.8%*:
Borets International Ltd.(a)	6.00	9/17/2026	531,000	531,000	557,219
CVR Energy, Inc.(c)	5.25	2/15/2025	552,000	552,000	552,282
CVR Energy, Inc.(c)	5.75	2/15/2028	401,000	401,000	404,088
EnLink Midstream Partners LP	5.60	4/1/2044	206,000	159,561	186,430
EQM Midstream Partners LP(c)	4.50	1/15/2029	170,000	170,000	172,954
EQM Midstream Partners LP(c)	4.75	1/15/2031	154,000	154,000	158,688
Genesis Energy LP / Genesis Energy Finance Corp.	8.00	1/15/2027	1,000,000	1,036,695	1,050,625
Harvest Midstream I LP(c)	7.50	9/1/2028	500,000	536,028	543,000
Hilcorp Energy I LP / Hilcorp Finance Co.(c)	6.25	11/1/2028	1,000,000	1,000,000	1,062,500
KCA Deutag UK Finance plc(a)	9.88	12/1/2025	349,977	349,977	386,200

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
NGL Energy Operating LLC / NGL Energy Finance Corp.(c)	7.50%		2/1/2026	750,000	$786,662	$787,500
Occidental Petroleum Corp.	5.88		9/1/2025	153,000	153,000	170,212
Occidental Petroleum Corp.	6.13		1/1/2031	452,000	475,197	530,535
Occidental Petroleum Corp.	6.38		9/1/2028	157,000	157,000	183,297
PBF Holding Co. LLC / PBF Finance Corp.	7.25		6/15/2025	655,000	670,315	501,075
PBF Holding Co. LLC/PBF Finance Corp.(c)	9.25		5/15/2025	38,000	38,082	38,281
PT Medco Bell Pte Ltd.(a)	6.38		1/30/2027	435,000	429,997	447,724
Targa Resources Partners LP / Targa Resources Partners Finance Corp.(c)	4.88		2/1/2031	251,000	251,000	271,707
Transocean Guardian Ltd.(c)	5.88		1/15/2024	362,500	345,199	352,531
Transocean, Inc.(c)	7.25		11/1/2025	600,000	461,147	522,000
Tullow Oil plc(a)	7.00		3/1/2025	300,000	110,801	265,950
Tullow Oil plc(a)	10.25		5/15/2026	1,000,000	1,000,000	1,048,050

Total Oil and Gas				10,017,477	9,768,661	10,192,848

Personal Transportation — 0.2%*:
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.(c)	6.50		6/20/2027	237,000	234,383	260,937
Naviera Armas S.A., EURIBOR + 6.500%(a)	6.50	(d)	7/31/2023	250,000	288,580	204,542

Total Personal Transportation				487,000	522,963	465,479

Printing and Publishing — 0.5%*:
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.(c)	8.00		11/30/2024	941,000	954,595	962,172

Retail Stores — 2.1%*:
Afflelou SAS(a)	4.25		5/19/2026	350,000	425,233	423,271
Bellis Acquisition Co. plc(a)	3.25		2/16/2026	100,000	138,330	138,503
Bellis Finco plc(a)	4.00		2/16/2027	100,000	138,330	138,330
EG Global Finance plc(a)	6.25		3/30/2026	604,000	841,019	837,602
Future Retail Ltd.(a)	5.60		1/22/2025	950,000	859,839	714,875
House of Fraser Funding plc(a),(f)	5.95		9/15/2020	150,000	217,107	3,113
L Brands, Inc.	6.88		11/1/2035	200,000	243,198	253,500
Marcolin SpA(a)	6.13		11/15/2026	400,000	486,940	482,600
NMG Holding Co., Inc. / Neiman Marcus Group LLC(c)	7.13		4/1/2026	263,000	266,827	280,095
Nordstrom, Inc.	5.00		1/15/2044	1,202,000	1,169,401	1,203,026

Total Retail Stores				4,319,000	4,786,224	4,474,915

Telecommunications — 1.4%*:
Banff Merger Sub, Inc.(c)	9.75		9/1/2026	1,000,000	1,053,564	1,052,500
DKT Finance ApS(a)	7.00		6/17/2023	1,500,000	1,692,795	1,809,218

Total Telecommunications				2,500,000	2,746,359	2,861,718

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 0.8%*:
Electricite de France SA, 5 year EUR Swap + 3.995%(a)	3.38	%(d),(g)	–	400,000	$501,064	$495,050
Techem Verwaltungsgesellschaft 674 mbH(a)	6.00		7/30/2026	1,000,000	1,145,396	1,222,620

Total Utilities				1,400,000	1,646,460	1,717,670

Total Corporate Bonds				81,430,063	84,797,680	85,954,859

Total Fixed Income				188,637,862	193,059,303	193,756,167

Total Investments				189,242,697	194,594,991	195,702,948

Other assets and liabilities – 6.9%*						14,542,797

Net Assets – 100.0%*						$210,245,745

PIK	Payment–in–kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	59.6%
United Kingdom	9.2%
Germany	4.8%
France	3.6%
India	2.4%
China	1.9%
Spain	1.8%
Denmark	1.8%
Netherlands	1.7%
Greece	1.1%
Ireland	1.1%
Mexico	1.0%
Sweden	1.0%
Other (Individually less than 1%)	9.0%

Total	100.0%

(b)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2021.
(e)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

shown for bank loans are the current interest rates at June 30, 2021. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
(f)	Defaulted security.
(g)	Security is perpetual in nature and has no stated maturity.

A summary of outstanding derivatives at June 30, 2021 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/14/21	Morgan Stanley & Co.	CAD	45,424	$36,644	$36,609	$35

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$35

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/14/21	Bank of America N.A.	CAD	1,073,973	$866,378	$889,747	$23,369
7/14/21	Morgan Stanley & Co.	CAD	33,694	27,181	27,243	62
7/14/21	Goldman Sachs & Co.	CAD	25,127	20,270	20,374	104
7/14/21	Canadian Imperial Bank of Commerce	CAD	29,982	24,187	24,200	13
7/14/21	JPMorgan Chase Bank N.A.	EUR	32,919,511	39,044,216	40,182,711	1,138,495
7/14/21	Barclays Bank plc	EUR	1,103,150	1,308,392	1,335,561	27,169
7/14/21	Canadian Imperial Bank of Commerce	EUR	100,000	118,605	121,275	2,670
7/14/21	Bank of America N.A.	EUR	912,332	1,082,072	1,099,244	17,172
7/14/21	Canadian Imperial Bank of Commerce	GBP	7,627,219	10,551,120	10,814,155	263,035

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$1,472,089

Currency Legend

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.8%*:

Asset-Backed Securities — 28.4%*:

CDO/CLO — 4.8%*:
Assurant CLO Ltd., 3M USD LIBOR + 1.550%(a)	1.65	%(b)	10/20/2031	2,352,000	$2,352,000	$2,352,000
Bain Capital Credit Clo 2016-2 Ltd., 3M USD LIBOR + 1.550%(a)	1.73	(b)	1/15/2029	2,900,000	2,900,000	2,899,991
Bain Capital Credit CLO 2020-2 Ltd., 3M USD LIBOR + 1.850%(a)	2.04	(b)	7/21/2031	2,250,000	2,250,000	2,250,000
BlueMountain CLO 2013-1 Ltd., 3M USD LIBOR + 1.230%(a)	1.42	(b)	1/20/2029	1,744,737	1,744,737	1,744,859
BlueMountain Fuji US Clo I Ltd., 3M USD LIBOR + 0.980%(a)	1.17	(b)	7/20/2029	2,600,000	2,600,000	2,596,602
CBAM 2018-6 Ltd., 3M USD LIBOR + 1.270%(a)	1.45	(b)	1/15/2031	2,500,000	2,500,000	2,500,172
Cedar Funding IX CLO Ltd., 3M USD LIBOR + 0.980%(a)	1.17	(b)	4/20/2031	600,000	593,025	599,255
CIFC Funding 2017-II Ltd., 3M USD LIBOR + 1.500%(a)	1.63	(b)	4/20/2030	1,250,000	1,250,000	1,250,032
CIFC Funding 2017-IV Ltd., 3M USD LIBOR + 1.550%(a)	1.64	(b)	10/24/2030	1,600,000	1,600,000	1,600,405
Flatiron Clo 17 Ltd., 3M USD LIBOR + 0.980%(a)	1.14	(b)	5/15/2030	4,500,000	4,500,000	4,502,443
Goldentree Loan Management US Clo 4 Ltd., 3M USD LIBOR + 1.110%(a)	1.25	(b)	4/24/2031	2,600,000	2,600,000	2,600,065
HPS Loan Management 15-2019 Ltd., 3M USD LIBOR + 1.320%(a)	1.50	(b)	7/22/2032	1,000,000	996,753	1,000,613
KAYNE CLO I Ltd., 3M USD LIBOR + 1.400%(a)	1.58	(b)	7/15/2031	1,850,000	1,850,000	1,849,029
KKR CLO 28, Ltd., 3M USD LIBOR + 1.140%(a)	1.26	(b)	3/15/2031	700,000	692,457	700,021
KREF Ltd. 2018-FL1 AS, 1M USD LIBOR + 1.350%(a)	1.43	(b)	6/15/2036	2,380,000	2,380,000	2,380,750
Magnetite XVIII Ltd., 3M USD LIBOR + 1.080%(a)	1.24	(b)	11/15/2028	355,000	354,323	355,004
Milos CLO Ltd., 3M USD LIBOR + 1.070%(a)	1.26	(b)	10/20/2030	2,100,000	2,100,000	2,095,122
Neuberger Berman Loan Advisers CLO 24 Ltd., 3M USD LIBOR + 1.500%(a)	1.69	(b)	4/19/2030	500,000	500,000	500,036
Neuberger Berman Loan Advisers CLO 25 Ltd., 3M USD LIBOR + 1.350%(a)	1.54	(b)	10/18/2029	4,800,000	4,800,000	4,788,797
Newark BSL CLO 2 Ltd., 3M USD LIBOR + 1.400%(a)	1.58	(b)	7/25/2030	1,000,000	1,000,000	997,281
OCP CLO 2020-19 Ltd., 3M USD LIBOR + 1.750%(a)	1.94	(b)	7/20/2031	2,250,000	2,250,000	2,250,817
Rockford Tower CLO 2017-2 Ltd., 3M USD LIBOR + 1.500%(a)	1.68	(b)	10/15/2029	1,250,000	1,250,000	1,250,033

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Rockford Tower CLO Ltd. 2017-3, 3M USD LIBOR + 1.190%(a)	1.38	%(b)	10/20/2030	1,750,000	$1,740,979	$1,750,395
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%(a)	1.27	(b)	1/15/2030	1,625,000	1,620,110	1,625,010
TICP CLO XI Ltd., 3M USD LIBOR + 1.180%(a)	1.37	(b)	10/20/2031	1,600,000	1,591,658	1,600,032
Treman Park CLO Ltd. 2015-1A ARR, 3M USD LIBOR + 1.070%(a)	1.26	(b)	10/20/2028	874,951	874,951	875,276
VERDE CLO Ltd., 3M USD LIBOR + 1.100%(a)	1.28	(b)	4/15/2032	2,500,000	2,500,000	2,500,992

Total CDO/CLO				51,431,688	51,390,993	51,415,032

Other Asset-Backed Securities — 23.6%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%(a)	0.27	(b)	9/15/2041	65,403	63,833	63,942
AASET 2020-1 Trust(a)	4.34		1/16/2040	783,605	783,589	549,877
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.59	(b)	7/25/2058	100,000	87,053	92,955
AccessLex Institute 2002-A A2	1.96		9/25/2037	350,000	343,768	349,441
Adams Outdoor Advertising LP(a)	4.81		11/15/2048	1,089,196	1,102,895	1,167,603
Affirm Asset Securitization Trust 2021-A(a)	1.66		8/15/2025	1,200,000	1,199,824	1,205,717
Affirm Asset Securitization Trust 2021-Z1(a)	1.07		8/15/2025	8,549,863	8,549,577	8,546,998
AmeriCredit Automobile Receivables Trust 2020-3	1.49		9/18/2026	339,000	338,895	341,792
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	0.99	(b)	10/25/2034	155,687	144,150	152,976
Avis Budget Rental Car Funding AESOP LLC(a)	3.02		8/20/2026	5,598,000	5,596,054	5,813,170
Avis Budget Rental Car Funding AESOP LLC(a)	4.15		9/20/2023	1,200,000	1,217,648	1,233,344
Avis Budget Rental Car Funding AESOP LLC(a)	4.53		3/20/2023	2,607,000	2,645,793	2,648,378
Avis Budget Rental Car Funding AESOP LLC(a)	4.73		9/20/2024	2,080,000	2,153,063	2,209,017
BRE Grand Islander Timeshare Issuer LLC 2017-1A A(a)	2.94		5/25/2029	97,502	97,485	97,755
BRE Grand Islander Timeshare Issuer LLC 2017-1A B(a)	3.24		5/25/2029	80,295	80,288	80,244
BRE Grand Islander Timeshare Issuer LLC 2019-A(a)	3.78		9/26/2033	801,905	801,880	806,438
Business Jet Securities 2020-1 LLC(a)	2.98		11/15/2035	852,465	852,453	868,059
Business Jet Securities 2021-1 LLC(a)	2.16		4/15/2036	4,558,465	4,558,465	4,595,261
Capital Automotive LLC 2017-1A A1(a)	3.87		4/15/2047	283,537	283,461	284,151
Carmax Auto Owner Trust 2019-2	3.41		10/15/2025	615,000	614,974	641,404
Carmax Auto Owner Trust 2019-4	2.80		4/15/2026	5,159,000	5,212,120	5,313,338
CarMax Auto Owner Trust 2020-4	1.75		4/15/2027	1,946,000	1,945,826	1,960,641

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Carmax Auto Owner Trust 2021-1	1.28%		7/15/2027	3,850,000	$3,848,645	$3,827,443
CarMax Auto Owner Trust 2021-2	1.55		10/15/2027	3,025,000	3,023,898	3,045,269
CARS-DB4 LP(a)	4.17		2/15/2050	2,189,000	2,188,085	2,260,198
Carvana Auto Receivables Trust(a)	1.88		5/10/2028	3,562,000	3,561,838	3,562,909
Carvana Auto Receivables Trust 2021-N1	1.50		1/10/2028	6,441,000	6,440,030	6,436,845
Castlelake Aircraft Securitization Trust 2018-1(a)	4.13		6/15/2043	1,701,821	1,702,672	1,695,718
Castlelake Aircraft Securitization Trust 2019-1A(a)	5.10		4/15/2039	824,562	832,269	789,303
CF Hippolyta LLC(a)	2.28		7/15/2060	399,885	399,741	406,611
Chase Education Loan Trust, 3M USD LIBOR + 0.220%	0.37	(b)	3/28/2068	537,009	510,587	488,689
College Ave Student Loans 2021-A LLC(a)	2.32		7/25/2051	5,705,000	5,702,559	5,688,568
College Avenue Student Loans LLC, 1M USD LIBOR + 1.650%(a)	1.74	(b)	11/26/2046	639,358	640,083	649,623
College Avenue Student Loans LLC(a)	3.81		12/28/2048	1,351,000	1,350,878	1,390,309
College Avenue Student Loans LLC 2018-A, 1M USD LIBOR + 1.200%(a)	1.29	(b)	12/26/2047	678,889	678,889	683,302
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	0.67	(b)	1/15/2037	119,780	107,946	110,365
Commonbond Student Loan Trust 2017-A-GS(a)	3.47		5/25/2041	591,320	583,662	591,560
Commonbond Student Loan Trust 2017-A-GS(a)	5.28		5/25/2041	79,344	79,335	82,428
Commonbond Student Loan Trust 2018-A-GS(a)	3.82		2/25/2044	52,579	52,568	53,189
Commonbond Student Loan Trust 2018-BGS(a)	4.12		9/25/2045	60,227	60,219	61,298
Commonbond Student Loan Trust 2018-C-GS(a)	4.35		2/25/2046	33,663	33,660	34,547
Credit Suisse ABS Repackaging Trust 2013-A B(a)	2.50		1/25/2030	24,607	23,775	24,674
DataBank Issuer(a)	2.06		2/27/2051	4,905,000	4,904,061	4,968,748
DB Master Finance LLC(a)	4.03		11/20/2047	967,500	936,768	1,030,465
Diamond Resorts Owner Trust 2018-1(a)	3.70		1/21/2031	213,180	213,180	222,067
Diamond Resorts Owner Trust 2021-1(a)	2.05		11/21/2033	4,118,017	4,117,116	4,112,955
Drive Auto Receivables Trust 2021-1	1.45		1/16/2029	6,692,000	6,690,165	6,731,459
Earnest Student Loan Program 2017-A LLC(a)	3.59		1/25/2041	276,420	276,228	277,309
EdLinc Student Loan Funding Trust 2017-A A, PRIME- 1.150%(a)	2.10	(b)	12/1/2047	702,904	699,218	711,477
EDvestinU Private Education Loan Issue No 1 LLC(a)	3.58		11/25/2038	1,171,678	1,171,490	1,222,252
Elara HGV Timeshare Issuer 2016-A LLC(a)	3.22		4/25/2028	375,877	373,083	373,926
Elara HGV Timeshare Issuer LLC 2014-A B(a)	3.02	(c)	2/25/2027	3,659	3,640	3,659

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Elara HGV Timeshare Issuer LLC 2016-A A(a)	2.73%		4/25/2028	545,119	$537,670	$555,428
Elara HGV Timeshare Issuer LLC 2017-A(a)	2.96		3/25/2030	924,762	918,950	916,178
Elara HGV Timeshare Issuer LLC 2017-A A(a)	2.69		3/25/2030	166,144	166,133	170,909
Elara HGV Timeshare Issuer LLC 2019-A(a)	3.45		1/25/2034	1,817,180	1,816,781	1,776,009
ELFI Graduate Loan Program LLC 2018-A(a)	4.00		8/25/2042	228,449	224,321	233,285
FCI Funding 2019-1 LLC(a)	3.63		2/18/2031	177,655	177,630	179,838
First Investors Auto Owner Trust 2021-1(a)	1.17		3/15/2027	1,500,000	1,499,594	1,499,716
Firstkey Homes Trust(a)	2.49		8/17/2028	4,000,000	3,999,915	3,999,844
Flagship Credit Auto Trust 2019-1(a)	3.60		2/18/2025	2,175,000	2,176,109	2,248,176
FNA VI LLC(a)	1.35		1/10/2032	10,143,533	10,141,979	10,132,649
GCI Funding I LLC(a),(d)	2.38		6/18/2046	1,294,000	1,293,667	1,293,667
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%(a)	0.85	(b)	8/25/2048	94,188	90,813	94,431
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.59	(b)	9/25/2043	100,000	78,253	98,330
Goodgreen 2019-2(a)	2.76		4/15/2055	1,862,815	1,862,815	1,909,194
Goodgreen Trust 2016-1 A(a)	3.23		10/15/2052	557,283	550,516	583,059
Goodgreen Trust 2018-1A A(a)	3.93		10/15/2053	2,526,837	2,555,353	2,682,175
Goodgreen Trust 2019-1(a)	3.86		10/15/2054	2,111,832	2,112,199	2,240,836
Grace Point International Funding, 1M USD LIBOR + 1.400%(a)	1.51	(b)	11/1/2023	1,750,000	1,750,000	1,750,000
HERO Funding Trust 2015-1A A(a)	3.84		9/21/2040	322,489	327,749	339,004
HERO Funding Trust 2016-4A A1(a)	3.57		9/20/2047	151,572	151,516	156,434
HERO Funding Trust 2017-2A A1(a)	3.28		9/20/2048	58,298	58,291	60,708
HERO Funding Trust 2017-2A A2(a)	4.07		9/20/2048	45,806	46,866	47,568
HERO Funding Trust 2017-3A A1(a)	3.19		9/20/2048	385,350	385,229	395,158
HERO Funding Trust 2018-1(a)	4.67		9/20/2048	605,411	617,204	655,529
Higher Education Funding I 2004-1 B1, 28 day ARS(a)	3.24	(b)	1/1/2044	950,000	843,048	860,353
Hilton Grand Vacations Trust 2017-AA B(a)	2.96	(c)	12/26/2028	341,291	342,106	348,720
Hilton Grand Vacations Trust 2018-A(a)	3.54		2/25/2032	196,080	196,076	206,184
Hilton Grand Vacations Trust 2019-A(a)	2.84		7/25/2033	1,604,563	1,604,563	1,641,207
Horizon Aircraft Finance I Ltd. 2018-1 A(a)	4.46		12/15/2038	430,766	430,758	437,074
Horizon Aircraft Finance III Ltd.(a)	3.43		11/15/2039	1,866,357	1,807,885	1,834,659
Kestrel Aircraft Funding Ltd.(a),(e)	4.25		12/15/2038	3,296,535	3,355,902	3,280,631
Laurel Road Prime Student Loan Trust 2017-B CFX(a)	3.61		8/25/2042	235,506	235,474	239,789
Laurel Road Prime Student Loan Trust 2017-C B(a)	2.95		11/25/2042	271,253	271,157	277,751
Laurel Road Prime Student Loan Trust 2019-A(a)	3.00		10/25/2048	687,875	687,818	704,724
MACH 1 Cayman 2019-1 Ltd.(a)	3.47		10/15/2039	1,249,525	1,249,487	1,249,426
Marlette Funding Trust 2019-2(a)	3.53		7/16/2029	976,000	975,844	989,752
Mosaic Solar Loan Trust 2018-2-GS(a)	4.20		2/22/2044	359,592	359,538	391,131
Mosaic Solar Loans LLC 2017-1A A(a)	4.45		6/20/2042	51,318	51,305	55,959

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Navient Private Education Refi Loan Trust 2020-B(a)	2.77%		1/15/2069	4,400,000	$4,458,950	$4,534,831
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	1.59	(b)	7/25/2052	1,100,000	1,096,105	1,095,626
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%(a)	1.84	(b)	12/26/2040	58,771	58,771	59,047
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	0.38	(b)	1/25/2038	895,419	847,314	782,149
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	0.40	(b)	6/25/2041	1,467,463	1,380,595	1,310,034
Nelnet Student Loan Trust 2007-2(a)	1.19		6/25/2035	2,000,000	1,980,294	1,981,123
Nelnet Student Loan Trust 2012-4, 1M USD LIBOR + 1.000%(a)	1.09	(b)	7/26/2049	900,000	870,946	859,052
New Residential Advance Receivables Trust Advance Receivables Backed 2020-T1(a)	5.47		8/15/2053	1,651,000	1,651,000	1,655,354
NovaStar Mortgage Funding Trust 2004-4 M5, 1M USD LIBOR + 1.725%	1.82	(b)	3/25/2035	57,436	57,436	57,439
NP SPE II LLC 2017-1A A1(a)	3.37		10/21/2047	288,163	288,163	295,780
NRZ Advance Receivables Trust 2015-ON1(a)	2.46		10/15/2052	1,688,000	1,688,000	1,690,567
Oak Street Investment Grade Net Lease Fund Series 2020-1(a)	2.26		11/20/2050	1,654,000	1,653,821	1,655,800
Oak Street Investment Grade Net Lease Fund Series 2021-1(a)	2.80		1/20/2051	6,000,000	5,998,473	6,113,488
Orange Lake Timeshare Trust 2016-A B(a)	2.91		3/8/2029	190,499	188,479	192,463
Orange Lake Timeshare Trust 2018-A(a)	3.74		11/8/2030	377,906	383,601	384,912
Oxford Finance Funding 2020-1 LLC(a)	3.10		2/15/2028	1,296,000	1,296,000	1,322,375
Oxford Finance Funding 2020-1 LLC(a)	4.04		2/15/2028	1,750,000	1,781,108	1,801,511
Pennsylvania Higher Education Assistance Agency	1.43		10/25/2042	650,000	641,564	646,832
Pioneer Aircraft Finance Ltd.(a),(e)	3.97		6/15/2044	926,786	926,786	924,410
Planet Fitness Master Issuer LLC(a)	4.26		9/5/2048	2,528,500	2,545,565	2,536,864
PNMAC GMSR Issuer Trust 2018-GT1, 1M USD LIBOR + 2.850%(a)	2.94	(b)	2/25/2023	470,000	470,000	470,874
RAMP Series 2005-EFC1 Trust, 1M USD LIBOR + 0.650%	1.07	(b)	5/25/2035	2,300,000	2,297,298	2,304,351
Santander Consumer Auto Receivables Trust 2021-A(a)	1.57		1/15/2027	1,500,000	1,499,491	1,484,981
Santander Drive Auto Receivables Trust 2020-4	1.48		1/15/2027	401,000	400,931	405,821
Santander Revolving Auto Loan Trust 2019-A(a)	3.00		1/26/2032	439,000	438,872	462,223
Santander Revolving Auto Loan Trust 2019-A(a)	3.45		1/26/2032	1,277,000	1,296,530	1,339,452
SBA Tower Trust(a)	2.84		1/15/2025	5,300,000	5,300,000	5,525,085
SBA Tower Trust(a)	3.87		10/15/2049	1,300,000	1,304,859	1,366,020

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Receivables Funding Co LLC 2017-1A A(a)	2.91%		3/20/2034	205,947	$206,478	$208,287
Sierra Timeshare 2019-1 Receivables Funding LLC(a)	3.77		1/20/2036	657,170	660,127	673,420
Sierra Timeshare 2019-3 Receivables Funding LLC(a)	3.00		8/20/2036	2,485,923	2,485,702	2,539,603
Sierra Timeshare 2020-2 Receivables Funding LLC(a)	3.51		7/20/2037	342,597	342,556	352,307
Sierra Timeshare 2021-1 Receivables Funding LLC(a)	1.79		11/20/2037	1,575,225	1,575,019	1,560,936
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	0.36	(b)	2/15/2045	521,277	474,023	490,457
SLC Student Loan Trust 2006-1, 3M USD LIBOR + 0.210%	0.33	(b)	3/15/2055	1,844,600	1,723,137	1,673,801
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	0.35	(b)	12/15/2039	1,378,239	1,291,172	1,238,621
SLM Student Loan Trust 2003-11, 3M USD LIBOR + 0.650%	0.77	(b)	12/15/2038	773,197	738,736	734,636
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	0.48	(b)	7/25/2025	16,836	16,521	16,829
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	0.77	(b)	6/15/2038	298,514	286,880	283,171
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	0.68	(b)	7/25/2039	434,024	414,676	410,499
SLM Student Loan Trust 2004-8, 3M USD LIBOR + 0.460%	0.64	(b)	1/25/2040	904,637	861,422	853,754
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	0.36	(b)	7/25/2055	582,995	523,092	537,348
SLM Student Loan Trust 2005-5, 3M USD LIBOR + 0.250%	0.43	(b)	10/25/2040	583,644	550,574	540,594
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	0.47	(b)	1/25/2044	1,687,614	1,583,195	1,577,472
SLM Student Loan Trust 2005-9, 3M USD LIBOR + 0.300%	0.48	(b)	1/25/2041	675,837	648,410	627,667
SLM Student Loan Trust 2006-2(d)	Zero Coupon		1/25/2041	3,956	1,621,960	2,096,680
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	0.39	(b)	10/25/2040	458,226	411,943	424,869
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	0.38	(b)	1/27/2042	434,793	406,439	403,367
SMB Private Education Loan Trust 2014-A(a)	4.00		9/15/2042	1,250,000	1,270,521	1,293,630
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%(a)	1.22	(b)	5/15/2026	26,108	26,226	26,118
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%(a)	1.07	(b)	6/15/2027	13,561	13,427	13,572

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%(a)	1.57	%(b)	2/17/2032	900,000	$916,560	$909,112
SMB Private Education Loan Trust 2015-C(a)	4.50		9/17/2046	1,710,000	1,752,735	1,836,698
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%(a)	1.20	(b)	9/15/2034	131,805	131,805	132,619
SoFi Alternative Trust 2019-C(a),(d)	4.56		1/25/2045	1,960,995	2,024,717	2,089,291
SoFi Consumer Loan Program 2020-1 Trust(a)	2.94		1/25/2029	4,000,000	3,999,399	4,049,433
SoFi Consumer Loan Program Trust 2019-3(a)	3.89		5/25/2028	2,766,000	2,767,693	2,857,940
SoFi Professional Loan Program 2017-C LLC(a)	4.21		7/25/2040	2,410,000	2,517,701	2,495,634
SoFi Professional Loan Program 2019-A LLC(a)	4.11		6/15/2048	870,000	876,377	912,720
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%(a)	1.29	(b)	6/25/2033	104,893	105,901	105,542
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%(a)	1.04	(b)	1/25/2039	20,216	20,216	20,266
Store Master Funding I-VII A3(a)	4.40		10/20/2048	1,868,333	1,887,049	1,979,754
Structured Asset Investment Loan Trust 2004-11, 1M USD LIBOR + 0.930%	1.02	(b)	1/25/2035	5,111,174	5,113,793	5,013,876
TAL Advantage VII LLC(a)	3.29		9/20/2045	2,395,250	2,394,728	2,440,736
Terwin Mortgage Trust 2006-5, 1M USD LIBOR + 0.420%(a)	0.51	(b)	7/25/2037	2,306,056	2,272,414	2,286,041
Thrust Engine Leasing(a),(d)	4.16		7/15/2040	3,100,000	3,099,882	3,099,882
Trafigura Securitisation Finance plc 2018-1(a),(e)	4.29		3/15/2022	1,800,000	1,799,973	1,800,988
Trinity Rail Leasing 2019 LLC(a)	3.82		4/17/2049	2,071,674	2,070,679	2,157,018
Vantage Data Centers LLC(a)	1.65		9/15/2045	2,475,000	2,475,000	2,482,597
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	0.48	(b)	10/25/2040	481,138	445,915	447,914
Welk Resorts LLC 2017-AA B(a)	3.41		6/15/2033	445,634	447,679	447,427
Westgate Resorts LLC 2017-1A A(a)	3.05		12/20/2030	78,326	78,326	79,054
Westgate Resorts LLC 2018-1(a)	3.38		12/20/2031	236,470	236,135	240,545
Westlake Automobile Receivables Trust 2019-3(a)	3.59		3/17/2025	2,182,000	2,181,735	2,248,383
Westlake Automobile Receivables Trust 2021-1(a)	1.23		4/15/2026	6,000,000	5,998,787	6,006,435
Westlake Automobile Receivables Trust 2021-1(a)	2.33		8/17/2026	5,269,000	5,268,022	5,258,447
Willis Engine Structured Trust IV(a)	4.75		9/15/2043	1,016,231	1,027,637	1,009,415

Total Other Asset-Backed Securities				247,596,644	248,673,942	251,339,020

Total Asset-Backed Securities				299,028,332	300,064,935	302,754,052

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds — 50.3%*:

Agriculture — 1.6%*:
BAT Capital Corp.(e)	4.70%		4/2/2027	4,250,000	$4,827,032	$4,804,804
Bunge Ltd. Finance Corp.	3.00		9/25/2022	1,840,000	1,831,725	1,889,759
Imperial Brands Finance plc(a),(e)	3.13		7/26/2024	2,677,000	2,737,483	2,818,105
Imperial Brands Finance plc(a),(e)	3.50		2/11/2023	1,347,000	1,349,227	1,392,673
Wens Foodstuffs Group Co. Ltd.(e)	2.35		10/29/2025	6,475,000	6,234,509	5,960,238

Total Agriculture				16,589,000	16,979,976	16,865,579

Airlines — 0.1%*:
Delta Air Lines, Inc. / SkyMiles IP Ltd.(a)	4.50		10/20/2025	755,000	755,000	811,589

Auto Manufacturers — 2.5%*:
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	1.39	(b)	2/15/2023	985,000	985,000	981,306
Ford Motor Credit Co. LLC	3.09		1/9/2023	2,785,000	2,808,355	2,840,700
Ford Motor Credit Co. LLC	3.35		11/1/2022	6,605,000	6,695,420	6,769,464
General Motors Co.	6.13		10/1/2025	815,000	953,559	965,147
General Motors Financial Co., Inc.	3.25		1/5/2023	3,942,000	3,922,166	4,090,359
Harley-Davidson Financial Services, Inc.(a)	3.35		6/8/2025	2,181,000	2,295,879	2,332,113
Hyundai Capital America(a)	1.50		6/15/2026	5,355,000	5,341,714	5,316,213
Kia Corp.(a),(e)	1.00		4/16/2024	2,425,000	2,418,018	2,437,581
Nissan Motor Acceptance Corp.(a),(e)	1.90		9/14/2021	670,000	669,764	671,839

Total Auto Manufacturers				25,763,000	26,089,875	26,404,722

Auto Parts&Equipment — 0.2%*:
Metalsa SA de CV(a),(e)	4.90		4/24/2023	2,300,000	2,392,846	2,411,838

Beverages — 0.4%*:
Bacardi Ltd.(a),(e)	4.45		5/15/2025	3,304,000	3,614,494	3,668,101
Molson Coors Beverage Co.	2.10		7/15/2021	325,000	324,976	325,218

Total Beverages				3,629,000	3,939,470	3,993,319

Building Materials — 0.3%*:
Martin Marietta Materials, Inc.	0.65		7/15/2023	2,810,000	2,809,663	2,816,182

Chemicals — 1.3%*:
DuPont de Nemours, Inc.	4.49		11/15/2025	2,130,000	2,377,008	2,423,044
MEGlobal Canada ULC(a),(e)	5.00		5/18/2025	5,450,000	6,040,795	6,110,812
RPM International, Inc.	3.45		11/15/2022	1,155,000	1,157,624	1,191,053
Syngenta Finance NV(a),(e)	4.44		4/24/2023	3,800,000	3,897,324	4,011,237
Syngenta Finance NV(a),(e)	4.89		4/24/2025	200,000	214,974	221,687

Total Chemicals				12,735,000	13,687,725	13,957,833

Commercial Banks — 12.8%*:
ABN AMRO Bank NV(a),(e)	4.75		7/28/2025	6,010,000	6,705,787	6,736,825
Arab National Bank, 5 year CMT + 2.974%(e)	3.33	(b)	10/28/2030	3,150,000	3,271,492	3,250,013
Banco Santander SA(e)	1.85		3/25/2026	4,200,000	4,212,530	4,248,805

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Banks (Continued)
Bank of America Corp., 3M USD LIBOR + 0.930%	2.82	% (b)	7/21/2023	2,809,000	$2,875,690	$2,878,691
Bank of America Corp.	4.00		1/22/2025	3,341,000	3,642,937	3,667,425
Bank of America Corp.	4.25		10/22/2026	2,510,000	2,844,713	2,835,456
Bank of America Corp. MTN	3.95		4/21/2025	905,000	989,518	993,452
Bank of Nova Scotia (The)(e)	4.50		12/16/2025	5,538,000	6,194,355	6,275,510
Barclays Bank plc, 3M USD LIBOR + 1.380%(e)	1.54	(b)	5/16/2024	1,235,000	1,230,685	1,257,467
Barclays plc(e)	5.20		5/12/2026	3,205,000	3,667,916	3,660,559
BPCE SA(a),(e)	4.63		7/11/2024	850,000	935,730	934,495
BPCE SA(a),(e)	5.70		10/22/2023	5,620,000	6,144,861	6,220,907
Burgan Bank SAK, 5 year CMT + 2.229%(e)	2.75	(b)	12/15/2031	2,000,000	2,000,000	1,897,000
Citigroup, Inc.	4.40		6/10/2025	7,985,000	8,782,574	8,921,551
Credit Suisse AG(a),(e)	6.50		8/8/2023	4,510,000	4,833,120	4,981,926
Danske Bank A/S(a),(e)	5.00		1/12/2022	1,990,000	2,013,924	2,036,134
Deutsche Bank AG, SOFR + 2.159%(e)	2.22	(b)	9/18/2024	2,415,000	2,415,000	2,479,939
Discover Bank	4.20		8/8/2023	2,185,000	2,219,982	2,352,776
Goldman Sachs Group, Inc. (The)	4.25		10/21/2025	13,955,000	15,548,975	15,612,295
HSBC Holdings plc(e)	4.25		3/14/2024	2,288,000	2,452,283	2,478,330
HSBC Holdings plc(e)	4.25		8/18/2025	2,617,000	2,906,737	2,901,122
HSBC Holdings plc(e)	4.38		11/23/2026	360,000	406,046	406,511
ING Groep NV, SOFR + 1.005%	1.73	(b)	4/1/2027	3,113,000	3,123,413	3,140,952
JPMorgan Chase & Co., SOFR + 0.540%	0.82	(b)	6/1/2025	4,895,000	4,895,000	4,885,993
Lloyds Banking Group plc(e)	4.05		8/16/2023	4,480,000	4,807,568	4,803,490
Macquarie Group Ltd., SOFR + 1.069%(a),(e)	1.34	(b)	1/12/2027	2,430,000	2,430,000	2,410,608
Mitsubishi UFJ Financial Group, Inc.(e)	2.67		7/25/2022	2,580,000	2,563,756	2,644,055
Morgan Stanley	3.70		10/23/2024	4,410,000	4,819,381	4,811,712
Morgan Stanley	4.10		5/22/2023	1,785,000	1,860,502	1,900,654
Morgan Stanley	4.35		9/8/2026	2,550,000	2,878,771	2,888,834
Natwest Group plc, 1 year CMT + 0.900%(e)	1.64	(b)	6/14/2027	1,840,000	1,840,000	1,840,983
Sberbank of Russia Via SB Capital SA(a),(e)	5.25		5/23/2023	3,150,000	3,335,412	3,328,762
Societe Generale SA, 1 year CMT + 1.100%(a),(e)	1.49	(b)	12/14/2026	4,041,000	4,039,231	4,004,404
Societe Generale SA, 1 year CMT + 1.000%(a),(e)	1.79	(b)	6/9/2027	245,000	245,000	244,515
Sumitomo Mitsui Financial Group, Inc.	2.45		9/27/2024	4,040,000	4,246,603	4,238,522
Synchrony Bank	3.00		6/15/2022	1,680,000	1,661,250	1,717,821
UBS Group AG(a),(e)	4.13		9/24/2025	4,300,000	4,751,380	4,790,200
Wells Fargo & Co., SOFR + 0.510%	0.81	(b)	5/19/2025	992,000	992,000	990,348
Wells Fargo & Co.	4.10		6/3/2026	502,000	563,453	564,026

Total Commercial Banks				126,711,000	135,347,575	136,233,068

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Services — 1.1%*:
Adani Ports & Special Economic Zone Ltd.(a),(e)	3.38%	7/24/2024	5,878,000	$5,971,854	$6,108,711
Element Fleet Management Corp.(a)	1.60	4/6/2024	1,225,000	1,223,677	1,245,017
Triton Container International Ltd.(a)	2.05	4/15/2026	4,885,000	4,880,124	4,902,625

Total Commercial Services			11,988,000	12,075,655	12,256,353

Computers — 0.7%*:
Dell International LLC / EMC Corp.	4.00	7/15/2024	2,472,000	2,524,861	2,688,205
Dell International LLC / EMC Corp.	5.85	7/15/2025	1,855,000	2,080,213	2,177,547
Genpact Luxembourg Sarl	3.70	4/1/2022	2,175,000	2,178,944	2,216,514

Total Computers			6,502,000	6,784,018	7,082,266

Distribution/Wholesale — 0.7%*:
Li & Fung Ltd.(e)	4.50	8/18/2025	6,900,000	7,117,110	7,121,231

Diversified Financial Services — 4.0%*:
AerCap Ireland Capital DAC / AerCap Global Aviation Trust(e)	2.88	8/14/2024	4,960,000	4,963,876	5,188,426
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.50	9/15/2023	1,095,000	1,090,106	1,174,001
Aircastle Ltd.	5.00	4/1/2023	4,871,000	4,991,214	5,210,110
Antares Holdings LP(a)	3.95	7/15/2026	3,550,000	3,543,294	3,695,804
Antares Holdings LP(a)	6.00	8/15/2023	2,160,000	2,200,295	2,339,356
Aviation Capital Group LLC(a)	1.95	1/30/2026	2,425,000	2,403,836	2,426,657
Avolon Holdings Funding Ltd.(a),(e)	2.88	2/15/2025	5,265,000	5,377,123	5,422,600
BGC Partners, Inc.	4.38	12/15/2025	2,615,000	2,683,454	2,830,681
Brookfield Finance Inc.(e)	4.00	4/1/2024	2,275,000	2,323,691	2,458,544
Lazard Group LLC	3.75	2/13/2025	3,430,000	3,608,104	3,742,817
LeasePlan Corp. NV(a),(e)	2.88	10/24/2024	1,502,000	1,510,407	1,577,559
Park Aerospace Holdings Ltd.(a),(e)	5.25	8/15/2022	2,465,000	2,520,112	2,579,252
SPARC EM SPC Panama Metro Line 2 SP(a),(e)	Zero Coupon	12/5/2022	970,553	954,282	948,658
Synchrony Financial	2.85	7/25/2022	2,510,000	2,511,280	2,569,166
Synchrony Financial	3.70	8/4/2026	900,000	985,077	981,655

Total Diversified Financial Services			40,993,553	41,666,151	43,145,286

Electric — 1.1%*:
Alliant Energy Finance LLC(a)	1.40	3/15/2026	1,085,000	1,083,187	1,069,236
CenterPoint Energy, Inc.	1.45	6/1/2026	1,325,000	1,321,992	1,326,535
National Central Cooling Co. PJSC(e)	2.50	10/21/2027	2,519,000	2,492,992	2,500,107
OGE Energy Corp.	0.70	5/26/2023	1,190,000	1,190,000	1,188,949
Pacific Gas and Electric Co.	1.75	6/16/2022	4,070,000	4,069,921	4,067,631
Puget Energy, Inc.	6.00	9/1/2021	1,275,000	1,281,033	1,287,150

Total Electric			11,464,000	11,439,125	11,439,608

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Gas — 0.6%*:
Atmos Energy Corp.	0.63%	3/9/2023	1,840,000	$1,839,938	$1,840,546
ONE Gas, Inc.	1.10	3/11/2024	4,910,000	4,904,918	4,913,413

Total Gas			6,750,000	6,744,856	6,753,959

Housewares — 0.4%*:
Newell Brands, Inc.	4.35	4/1/2023	3,749,000	3,800,856	3,927,077

Insurance — 2.9%*:
AmTrust Financial Services, Inc.	6.13	8/15/2023	3,245,000	3,295,415	3,274,912
Athene Global Funding(a)	2.50	1/14/2025	1,610,000	1,612,213	1,678,494
Athene Global Funding(a)	2.75	6/25/2024	3,445,000	3,487,412	3,611,290
Brighthouse Financial Global Funding(a)	0.60	6/28/2023	4,000,000	3,999,363	3,998,361
Brighthouse Financial Global Funding(a)	1.00	4/12/2024	1,460,000	1,457,764	1,462,920
Brighthouse Financial Global Funding(a)	1.55	5/24/2026	2,578,000	2,572,315	2,601,524
CNO Financial Group, Inc.	5.25	5/30/2025	4,225,000	4,760,452	4,792,873
Enstar Group Ltd.	4.50	3/10/2022	2,750,000	2,760,914	2,806,163
GA Global Funding Trust(a)	1.63	1/15/2026	1,560,000	1,562,257	1,579,899
Trinity Acquisition PLC	3.50	9/15/2021	2,662,000	2,662,446	2,672,052
Unum Group	3.88	11/5/2025	2,625,000	2,682,780	2,874,105

Total Insurance			30,160,000	30,853,331	31,352,593

Internet — 0.2%*:
Weibo Corp.(e)	3.50	7/5/2024	2,300,000	2,390,892	2,424,522

Investment Company Security — 2.2%*:
Ares Capital Corp.	3.88	1/15/2026	3,765,000	4,027,734	4,034,813
Ares Capital Corp.	4.20	6/10/2024	2,610,000	2,662,208	2,804,227
BlackRock TCP Capital Corp.	3.90	8/23/2024	3,630,000	3,602,049	3,860,441
BlackRock TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,138,810	1,177,857
Golub Capital BDC, Inc.	2.50	8/24/2026	1,365,000	1,361,137	1,375,221
Golub Capital BDC, Inc.	3.38	4/15/2024	1,423,000	1,485,081	1,484,729
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	4.75	9/15/2024	2,350,000	2,450,078	2,455,750
Sixth Street Specialty Lending, Inc.	2.50	8/1/2026	2,325,000	2,303,525	2,357,632
Sixth Street Specialty Lending, Inc.	3.88	11/1/2024	3,360,000	3,357,555	3,566,714

Total Investment Company Security			21,968,000	22,388,177	23,117,384

Iron/Steel — 1.2%*:
Severstal OAO Via Steel Capital SA(a),(e)	3.15	9/16/2024	5,878,000	6,035,496	6,117,896
Steel Dynamics, Inc.	2.40	6/15/2025	710,000	707,844	742,710
Vale Overseas Ltd.(e)	6.25	8/10/2026	5,314,000	6,288,961	6,380,785

Total Iron/Steel			11,902,000	13,032,301	13,241,391

Leisure Time — 0.1%*:
Harley-Davidson, Inc.	3.50	7/28/2025	1,425,000	1,526,652	1,536,343

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Lodging — 0.5%*:
Las Vegas Sands Corp.	3.20%	8/8/2024	4,595,000	$4,604,461	$4,822,961
Marriott International, Inc.	5.75	5/1/2025	679,000	678,979	784,027

Total Lodging			5,274,000	5,283,440	5,606,988

Machinery-Constr&Mining — 0.2%*:
Weir Group plc (The)(a),(e)	2.20	5/13/2026	2,565,000	2,559,350	2,576,598

Machinery-Diversified — 0.2%*:
CNH Industrial Capital LLC	3.88	10/15/2021	1,110,000	1,111,372	1,120,373
CNH Industrial NV(e)	4.50	8/15/2023	900,000	906,564	970,161

Total Machinery-Diversified			2,010,000	2,017,936	2,090,534

Media — 0.7%*:
Cable Onda SA(a),(e)	4.50	1/30/2030	3,220,000	3,473,932	3,386,635
Sirius XM Radio, Inc.(a)	3.88	8/1/2022	1,898,000	1,892,361	1,901,417
ViacomCBS, Inc.	4.75	5/15/2025	2,045,000	2,310,640	2,314,995

Total Media			7,163,000	7,676,933	7,603,047

Mining — 0.5%*:
Glencore Finance Canada Ltd.(a),(e)	4.25	10/25/2022	484,000	491,171	506,249
Glencore Funding LLC(a)	1.63	4/27/2026	2,450,000	2,447,516	2,459,396
Glencore Funding LLC(a),(e)	3.00	10/27/2022	730,000	729,397	750,535
Glencore Funding LLC(a),(e)	4.13	5/30/2023	1,880,000	1,903,489	1,999,637

Total Mining			5,544,000	5,571,573	5,715,817

Multi-National — 0.7%*:
Africa Finance Corp.(e)	3.13	6/16/2025	3,898,000	4,007,885	4,045,656
Eastern & Southern African Trade & Development Bank(e)	4.88	5/23/2024	3,000,000	3,167,544	3,146,400

Total Multi-National			6,898,000	7,175,429	7,192,056

Oil and Gas — 3.1%*:
Cenovus Energy, Inc.(e)	3.00	8/15/2022	2,120,000	2,142,668	2,163,019
Delek & Avner Tamar Bond Ltd.(a),(e)	5.41	12/30/2025	3,000,000	3,050,916	3,014,063
Diamondback Energy, Inc.	0.90	3/24/2023	3,195,000	3,194,723	3,196,086
EQT Corp.	3.00	10/1/2022	3,185,000	3,154,030	3,252,681
EQT Corp.	7.63	2/1/2025	2,650,000	2,833,180	3,091,199
Occidental Petroleum Corp.	5.50	12/1/2025	6,645,000	6,764,111	7,337,309
Ovintiv Exploration, Inc.	5.63	7/1/2024	3,125,000	3,363,368	3,479,691
Petroleos Mexicanos(e)	4.63	9/21/2023	7,725,000	7,939,404	8,045,105

Total Oil and Gas			31,645,000	32,442,400	33,579,153

Packaging and Containers — 0.4%*:
Berry Global, Inc.(a)	1.65	1/15/2027	3,595,000	3,591,577	3,563,868
Sealed Air Corp.(a)	5.50	9/15/2025	679,000	745,207	756,236

Total Packaging and Containers			4,274,000	4,336,784	4,320,104

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pharmaceuticals — 0.9%*:
AbbVie, Inc.	3.80%		3/15/2025	1,925,000	$2,045,161	$2,106,314
Cardinal Health, Inc., 3M USD LIBOR + 0.770%	0.89	(b)	6/15/2022	3,085,000	3,084,851	3,104,096
Mylan, Inc.(a)	3.13		1/15/2023	1,920,000	1,898,181	1,989,024
Teva Pharmaceutical Finance Netherlands III B.V.(e)	2.20		7/21/2021	1,008,000	1,006,709	1,004,311
Viatris, Inc.(a)	1.65		6/22/2025	960,000	958,306	972,539

Total Pharmaceuticals				8,898,000	8,993,208	9,176,284

Pipelines — 1.6%*:
Energy Transfer Partners LP	4.20		9/15/2023	4,315,000	4,402,144	4,614,776
EnLink Midstream Partners LP	4.40		4/1/2024	4,675,000	4,732,195	4,908,750
EQM Midstream Partners LP	4.75		7/15/2023	2,250,000	2,278,011	2,348,437
Plains All American Pipeline LP / PAA Finance Corp.	4.65		10/15/2025	4,115,000	4,451,019	4,604,514
Plains All American Pipeline LP/PAA Finance Corp.	4.50		12/15/2026	725,000	793,729	814,191

Total Pipelines				16,080,000	16,657,098	17,290,668

Private Equity — 0.2%*:
Hercules Capital, Inc.	4.63		10/23/2022	1,625,000	1,622,447	1,650,986

Real Estate — 1.2%*:
Country Garden Holdings Co. Ltd.(e)	8.00		1/27/2024	5,503,000	5,797,684	5,786,061
MAF Sukuk Ltd.(e)	4.50		11/3/2025	3,150,000	3,460,864	3,475,434
Shimao Property Holdings Ltd.(e)	6.13		2/21/2024	3,100,000	3,243,789	3,195,519

Total Real Estate				11,753,000	12,502,337	12,457,014

Real Estate Investment Trusts — 1.6%*:
Host Hotels & Resorts LP	3.75		10/15/2023	5,310,000	5,481,035	5,597,555
Service Properties Trust	4.35		10/1/2024	4,885,000	4,917,020	4,919,195
Tanger Properties LP	3.75		12/1/2024	725,000	737,332	772,762
Tanger Properties LP	3.88		12/1/2023	756,000	764,959	799,240
Trust Fibra Uno(a),(e)	5.25		1/30/2026	2,772,000	2,982,724	3,104,640
Vornado Realty LP	2.15		6/1/2026	1,685,000	1,682,737	1,708,385

Total REITS				16,133,000	16,565,807	16,901,777

Retail — 0.5%*:
Nordstrom, Inc.(a)	2.30		4/8/2024	1,160,000	1,160,000	1,163,660
QVC, Inc.	4.38		3/15/2023	4,060,000	4,059,260	4,281,229

Total Retail				5,220,000	5,219,260	5,444,889

Semiconductors — 0.4%*:
Marvell Technology, Inc.(a)	1.65		4/15/2026	2,150,000	2,145,963	2,149,706
Skyworks Solutions, Inc.	0.90		6/1/2023	1,640,000	1,639,532	1,644,789

Total Semiconductors				3,790,000	3,785,495	3,794,495

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Storage/Warehousing — 0.3%*:
GLP China Holdings Ltd.(e)	4.97%		2/26/2024	2,977,000	$3,113,391	$3,194,321

Telecommunications — 2.0%*:
AT&T, Inc.	1.70		3/25/2026	2,375,000	2,371,241	2,400,489
NBN Co. Ltd.(a),(e)	1.45		5/5/2026	2,745,000	2,739,115	2,752,388
PT Tower Bersama Infrastructure Tbk(e)	4.25		1/21/2025	7,355,000	7,726,371	7,759,525
Qwest Corp.	6.75		12/1/2021	2,480,000	2,516,589	2,538,900
Sprint Communications, Inc.	9.25		4/15/2022	1,005,000	1,046,776	1,067,813
Telecom Italia SpA(a),(e)	5.30		5/30/2024	2,190,000	2,386,742	2,397,393
Telefonaktiebolaget LM Ericsson(e)	4.13		5/15/2022	2,650,000	2,653,947	2,722,875

Total Telecommunications				20,800,000	21,440,781	21,639,383

Toys/Games/Hobbies — 0.6%*:
Mattel, Inc.(a)	3.38		4/1/2026	6,280,000	6,503,072	6,515,500

Trucking and Leasing — 0.3%*:
PT Penske Truck Leasing Co. LP / L Finance Corp.(a)	1.70		6/15/2026	2,985,000	2,984,397	3,002,157

Total Corporate Bonds				509,307,553	528,272,392	536,643,914

Mortgage-Backed Securities — 14.6%*:
Angel Oak Mortgage Trust 2019-3(a)	3.24	(f)	5/25/2059	1,204,978	1,204,965	1,204,110
Angel Oak Mortgage Trust 2021-1(a)	2.22	(f)	1/25/2066	1,620,000	1,620,000	1,629,940
Angel Oak Mortgage Trust LLC 2020-5(a)	1.58	(f)	5/25/2065	1,153,270	1,153,270	1,157,277
Angel Oak Mortgage Trust LLC 2020-5(a)	2.04	(f)	5/25/2065	1,051,696	1,051,678	1,056,633
BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 1M USD LIBOR + 1.350%(a)	1.42	(b)	9/15/2034	270,000	270,000	269,676
BAMLL Commercial Mortgage Securities Trust 2019-BPR(a)	4.02	(f)	11/5/2032	3,420,000	3,439,280	3,169,408
BHMS 2018-ATLS, 1M USD LIBOR + 1.500%(a)	1.57	(b)	7/15/2035	1,800,000	1,800,000	1,799,968
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 1.800%(a)	1.87	(b)	10/15/2036	1,089,035	1,089,034	1,090,054
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 2.000%(a)	2.07	(b)	10/15/2036	3,506,999	3,515,187	3,509,190
BX Commercial Mortgage Trust 2020-BXLP, 1M USD LIBOR + 1.250%(a)	1.32	(b)	12/15/2036	1,290,749	1,277,919	1,290,749
BX Commercial Mortgage Trust 2020-BXLP, 1M USD LIBOR + 1.600%(a)	1.67	(b)	12/15/2036	5,257,135	5,256,730	5,257,133
BX Trust, 1M USD LIBOR + 1.800%(a)	1.90	(b)	6/15/2038	1,976,000	1,976,000	1,978,373
CAMB Commercial Mortgage Trust 2019-LIFE, 1M USD LIBOR + 2.150%(a)	2.22	(b)	12/15/2037	1,499,283	1,499,283	1,502,097
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.03	(f)	7/25/2049	857,438	857,035	866,497

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mortgage-Backed Securities (Continued)
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.17	% (f)	7/25/2049	3,101,000	$3,100,435	$3,147,250
COMM 2020-SBX Mortgage Trust(a)	2.40	(f)	1/10/2038	6,200,000	6,350,330	6,210,347
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1M USD LIBOR + 1.600%(a)	1.67	(b)	5/15/2036	960,000	960,000	961,505
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1M USD LIBOR + 2.150%(a)	2.22	(b)	5/15/2036	4,000,000	3,977,185	4,007,532
Credit Suisse Mortgage Capital Certificates 2021-NQM4-M1(a)	1.00	(f)	5/25/2066	6,023,350	6,023,319	6,023,319
CSMC 2021-NQM2(a)	1.54	(f)	2/25/2066	5,492,453	5,492,378	5,517,168
Deephaven Residential Mortgage Trust 2021-1(a)	1.13	(f)	5/25/2065	2,222,641	2,222,603	2,221,223
Extended Stay America Trust, 1M USD LIBOR + 1.380%(a)	1.46	(b)	7/15/2038	7,200,000	7,200,000	7,224,738
Extended Stay America Trust, 1M USD LIBOR + 1.700%(a)	1.78	(b)	7/15/2038	6,500,000	6,500,000	6,526,393
Extended Stay America Trust, 1M USD LIBOR + 2.250%(a)	2.33	(b)	7/15/2038	5,000,000	5,000,000	5,035,923
Federal Home Loan Mortgage Corp., SOFR + 0.900%(a)	0.92	(b)	12/25/2050	2,422,971	2,422,971	2,424,236
Federal Home Loan Mortgage Corp. STACR REMIC Trust 2021-DNA1, SOFR + 1.800%(a)	1.82	(b)	1/25/2051	2,566,000	2,566,000	2,574,342
Freddie Mac STACR Trust 2018-DNA2, 1M USD LIBOR + 0.950%(a)	1.04	(b)	12/25/2030	4,605,000	4,605,000	4,597,332
FWD Securitization Trust 2020-INV1(a)	2.85	(f)	1/25/2050	1,804,000	1,803,914	1,820,305
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	3.96	(f)	4/15/2046	1,015,000	1,003,108	966,754
KKR Industrial Portfolio Trust 2021-KDIP, 1M USD LIBOR + 1.550%(a)	1.62	(b)	12/15/2037	6,917,000	6,917,000	6,906,339
KNDL 2019-KNSQ Mortgage Trust, 1M USD LIBOR + 1.800%(a)	1.87	(b)	5/15/2036	865,000	865,000	865,272
Life 2021-BMR Mortgage Trust, 1M USD LIBOR + 1.750%(a)	1.82	(b)	3/15/2038	1,918,000	1,918,000	1,923,967
MHC Commercial Mortgage Trust 2021-MHC, 1M USD LIBOR + 2.101%(a)	2.17	(b)	4/15/2038	4,200,000	4,190,390	4,205,255
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.77	(f)	2/15/2046	1,340,000	1,370,256	1,358,061
Morgan Stanley Capital I Trust 2012-STAR(a)	4.06	(f)	8/5/2034	1,300,000	1,300,169	1,288,369
New Residential Mortgage Loan Trust 2020-NQM1(a)	3.21	(f)	1/26/2060	2,252,000	2,252,000	2,315,730
NewRez Warehouse Securitization Trust 2021-1, 1M USD LIBOR + 1.050%(a)	1.14	(b)	5/25/2055	4,782,000	4,782,000	4,781,999
OBX 2020-INV1 Trust(a)	3.50	(f)	12/25/2049	1,404,389	1,429,341	1,432,342
OBX 2021-NQM1 Trust(a)	2.22	(f)	2/25/2066	1,798,000	1,797,951	1,805,517
One New York Plaza Trust 2020-1NYP, 1M USD LIBOR + 2.200%(a)	2.27	(b)	1/15/2026	2,787,000	2,787,000	2,814,860

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mortgage-Backed Securities (Continued)
One New York Plaza Trust 2020-1NYP, 1M USD LIBOR + 2.750%(a)	2.82	% (b)	1/15/2026	1,874,000	$1,874,000	$1,895,074
Shellpoint Co-Originator Trust 2016-1 2A3(a)	3.00	(f)	10/25/2031	314,160	316,691	318,648
STACR Trust 2018-DNA3, 1M USD LIBOR + 2.100%(a)	2.19	(b)	9/25/2048	3,100,000	3,124,993	3,119,820
STAR 2021-1 Trust(a)	1.53	(f)	5/25/2065	7,456,453	7,456,453	7,448,486
Starvest Emerging Markets CBO I(a)	1.52	(f)	6/25/2056	5,298,000	5,298,000	5,297,972
Starvest Emerging Markets CBO I(a)	2.49	(f)	6/25/2056	5,582,000	5,581,913	5,581,913
Starwood Mortgage Residential Trust 2019-INV1(a)	2.92	(f)	9/27/2049	2,073,266	2,073,266	2,099,087
Starwood Mortgage Residential Trust 2020-1(a)	2.88	(f)	2/25/2050	4,700,000	4,699,874	4,771,164
Starwood Mortgage Residential Trust 2020-INV(a)	2.50	(f)	11/25/2055	2,500,000	2,499,914	2,506,127
Verus Securitization Trust 2019-INV2(a)	3.22	(f)	7/25/2059	2,074,692	2,074,667	2,103,140
Verus Securitization Trust 2019-INV3(a)	3.28	(f)	11/25/2059	1,462,000	1,461,966	1,500,545
Verus Securitization Trust 2020-4(a)	3.29	(f)	5/25/2065	2,348,000	2,347,925	2,412,271
Verus Securitization Trust 2021-1(a)	1.97	(f)	1/25/2066	2,247,000	2,246,915	2,246,819

Total Mortgage-Backed Securities				155,701,958	155,903,308	156,038,249

U.S. Treasury & Government Agencies — 0.5%*:
U.S. Treasury Bonds(g)	8.00		11/15/2021	5,000,000	5,113,467	5,147,656

Total Fixed Income				969,037,843	989,354,102	1,000,583,871

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.1%*:

Call Option Purchased — 0.0%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	1,958,250	1,958,250	98,255	65,527	163,782

Put Options Purchased — 0.1%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	22,790,000	22,790,000	1,143,488	(268,488)	875,000
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	7,500,000	7,500,000	358,500	(97,125)	261,375

Total Put Options				30,290,000	30,290,000	1,501,988	(365,613)	1,136,375

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 9.2%*:

Commercial Paper — 9.2%*:

Automobiles — 0.9%*:
VW Credit Inc.(e)	0.14%	7/26/2021	$7,000,000	$6,999,319	$6,999,319
VW Credit Inc.(e)	0.36	2/11/2022	3,000,000	2,993,438	2,993,438

Total Automobiles			10,000,000	9,992,757	9,992,757

Chemicals — 0.3%*:
PPG Industries	0.22	9/24/2021	3,000,000	2,998,442	2,998,442

Commercial Services — 0.6%*:
Waste Management, Inc.	0.36	4/5/2022	3,000,000	2,991,892	2,991,892
Waste Management, Inc.	0.36	4/21/2022	3,000,000	2,991,425	2,991,425

Total Commercial Services			6,000,000	5,983,317	5,983,317

Electric — 2.9%*:
American Electric Power Co., Inc.	0.20	8/9/2021	6,000,000	5,998,700	5,998,700
Commonwealth Edison Co.	0.10	7/2/2021	5,000,000	4,999,986	4,999,986
Eaton Capital Unlimited Co.	0.19	7/8/2021	3,000,000	2,999,889	2,999,889
Evergy Kansas	0.10	7/1/2021	5,500,000	5,500,000	5,500,000
Evergy Kansas	0.13	7/1/2021	3,000,000	3,000,000	3,000,000
Public Service Enterprise Group, Inc.	0.20	8/20/2021	9,000,000	8,997,500	8,997,500

Total Electric			31,500,000	31,496,075	31,496,075

IT Services — 1.4%*:
AT&T, Inc.	0.41	12/15/2021	9,000,000	8,983,300	8,983,300
Fidelity National Information Services	0.24	7/29/2021	6,000,000	5,998,880	5,998,880

Total IT Services			15,000,000	14,982,180	14,982,180

Oil and Gas — 0.7%*:
Suncor Energy, Inc.(e)	0.23	9/9/2021	7,000,000	6,996,869	6,996,869

Pharmaceuticals — 0.9%*:
Dentsply Sirona.,Inc.	0.25	9/30/2021	10,000,000	9,993,750	9,993,750

Pipelines — 1.5%*:
Enbridge, Inc.	0.22	7/19/2021	7,000,000	6,999,230	6,999,230
Enbridge, Inc.	0.22	7/20/2021	3,000,000	2,999,652	2,999,652
TransCanada PipeLines Ltd.(e)	0.20	7/16/2021	5,500,000	5,499,541	5,499,541

Total Pipelines			15,500,000	15,498,423	15,498,423

Total Commercial Paper			98,000,000	97,941,813	97,941,813

Total Short-Term Investments			98,000,000	97,941,813	97,941,813

Total Investments			1,099,286,093	1,088,896,158	1,099,825,841

Other assets and liabilities – (3.1%)*					(33,166,375)

Net Assets – 100.0%*					$1,066,659,466

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

BCM	Bloomberg proprietary Credit Model
MTN	Medium Term Note
OTC	Over the Counter
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2021.
(c)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(d)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(e)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	77.1%
United Kingdom	2.6%
Canada	2.1%
China	1.9%
Ireland	1.8%
Switzerland	1.6%
Mexico	1.2%
Germany	1.1%
France	1.0%
Other (Individually less than 1%)	9.6%

Total	100.0%

(f)	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
(g)	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of June 30, 2021.

A summary of outstanding derivatives at June 30, 2021 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short Futures
90 Day Euro Futures	09/13/21	9	(2,195,179)	Short	$ (2,246,850)	$(51,671)
90 Day Euro Futures	03/14/22	8	(1,950,670)	Short	(1,996,000)	(45,330)
90 Day Euro Futures	09/19/22	7	(1,706,137)	Short	(1,743,613)	(37,476)
90 Day Euro Futures	03/13/23	6	(1,461,503)	Short	(1,490,475)	(28,972)
90 Day Euro Futures	12/18/23	8	(1,946,870)	Short	(1,977,500)	(30,630)
90 Day Euro Futures	12/16/24	22	(5,347,294)	Short	(5,415,025)	(67,731)
U.S. 2-Year Treasury Note	09/30/21	790	(174,362,069)	Short	(174,053,046)	309,023
U.S. 5-Year Treasury Note	09/30/21	2,606	(322,695,495)	Short	(321,657,767)	1,037,728
U.S.10-Year Ultra Bond	09/21/21	111	(16,118,102)	Short	(16,339,547)	(221,445)

Total Short Futures						$863,496

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 88.5%*:

Corporate Bonds — 42.4%*:

Agriculture — 2.4%*:
Amaggi Luxembourg International Sarl(a),(b)	5.25%		1/28/2028	1,500,000	$1,500,000	$1,572,000
Kernel Holding SA(a),(b)	6.75		10/27/2027	687,000	687,000	744,021
MHP Lux SA(a),(b)	6.25		9/19/2029	270,000	274,208	268,785
PT Japfa Comfeed Indonesia Tbk(a)	5.38		3/23/2026	500,000	497,430	527,125

Total Agriculture				2,957,000	2,958,638	3,111,931

Auto Manufacturers — 0.8%*:
Uzauto Motors AJ(a),(b)	4.85		5/4/2026	991,000	991,000	996,005

Auto Parts&Equipment — 0.9%*:
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV(a),(b)	5.00		5/7/2028	494,000	486,970	499,607
Tupy Overseas SA(a),(b)	4.50		2/16/2031	643,000	643,000	638,901

Total Auto Parts&Equipment				1,137,000	1,129,970	1,138,508

Building Materials — 0.7%*:
Cemex SAB de CV, 5 year CMT + 4.534%(a),(b)	5.13	(c),(d)	–	830,000	830,000	855,149

Chemicals — 0.7%*:
Braskem Idesa SAPI(a),(b)	7.45		11/15/2029	300,000	299,094	318,003
Grupo Idesa SA de CV, PIK(a),(b)	10.13		5/22/2026	1,078,470	1,047,385	618,772

Total Chemicals				1,378,470	1,346,479	936,775

Commercial Banks — 7.8%*:
Absa Group Ltd., 5 year CMT + 5.411%(a)	6.38	(c),(d)	–	925,000	925,000	945,523
Ipoteka-Bank ATIB(a)	5.50		11/19/2025	544,000	544,000	571,132
Itau Unibanco Holding SA, 5 year CMT + 3.222%(a),(b)	4.63	(c),(d)	–	500,000	478,760	480,094
Kasikornbank PCL, 5 year CMT + 4.940%(a)	5.28	(c),(d)	–	500,000	500,000	531,031
National Bank of Greece SA, 5 year EUR Swap + 8.464%(a)	8.25	(c)	7/18/2029	750,000	844,200	997,809
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(a)	3.65	(c)	11/19/2029	400,000	440,400	457,700
Oman Arab Bank SAOG, 5 year CMT + 6.807%(a)	7.63	(c),(d)	–	443,000	443,000	454,429
Piraeus Financial Holdings SA, 5 year EUR Swap + 5.774%(a)	5.50	(c)	2/19/2030	1,000,000	1,105,999	1,139,802
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.195%(a)	8.75	(c),(d)	–	1,000,000	1,217,701	1,164,999
Piraeus Financial Holdings SA, 5 year EUR Swap + 9.952%(a)	9.75	(c)	6/26/2029	500,000	615,719	640,685
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.380%(a),(b)	7.75	(c),(d)	–	200,000	200,000	206,788

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Commercial Banks (Continued)
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.427%(a),(b)	8.00	% (c)	4/7/2030	1,165,000	$1,168,747	$1,261,112
TBC Bank JSC, 5 year USD ICE Swap + 8.995%(a),(b)	10.78	(c),(d)	–	645,000	645,000	705,187
TMB Bank PCL, 5 year CMT + 3.256%(a)	4.90	(c),(d)	–	500,000	475,949	507,281

Total Commercial Banks				9,072,000	9,604,475	10,063,572

Commercial Services — 1.3%*:
Atento Luxco 1 SA(a),(b)	8.00		2/10/2026	633,000	633,000	689,100
India Toll Roads(a),(b)	5.50		8/19/2024	999,000	999,000	971,527

Total Commercial Services				1,632,000	1,632,000	1,660,627

Cosmetics/Personal Care — 0.9%*:
Natura Cosmeticos SA(a),(b)	4.13		5/3/2028	652,000	652,000	668,300
Oriflame Investment Holding plc(a),(b)	5.13		5/4/2026	521,000	521,000	534,181

Total Cosmetics/Personal Care				1,173,000	1,173,000	1,202,481

Diversified Financial Services — 1.6%*:
Credito Real SAB de CV SOFOM ER(a),(b)	9.50		2/7/2026	500,000	484,874	466,969
Gtlk Europe Capital DAC(a)	4.80		2/26/2028	500,000	493,042	523,390
IIFL Finance Ltd.(a)	5.88		4/20/2023	1,055,000	1,008,959	1,030,712

Total Diversified Financial Services				2,055,000	1,986,875	2,021,071

Electric — 1.1%*:
FEL Energy VI Sarl(a),(b)	5.75		12/1/2040	696,232	696,232	738,006
Infraestructura Energetica Nova SAB de CV(a),(b)	4.75		1/15/2051	312,000	303,073	316,290
Infraestructura Energetica Nova SAB de CV(a),(b)	4.88		1/14/2048	328,000	272,373	335,790

Total Electric				1,336,232	1,271,678	1,390,086

Energy-Alternate Sources — 0.4%*:
Investment Energy Resources Ltd.(a),(b)	6.25		4/26/2029	492,000	492,000	531,975

Engineering&Construction — 1.9%*:
IHS Netherlands Holdco BV(a),(b)	8.00		9/18/2027	250,000	246,622	271,484
Rutas 2 and 7 Finance Ltd.(a),(b)	Zero Coupon		9/30/2036	850,000	574,750	612,000
State Agency of Roads of Ukraine(a),(b)	6.25		6/24/2028	1,528,000	1,528,000	1,524,180

Total Engineering&Construction				2,628,000	2,349,372	2,407,664

Food — 1.7%*:
Aragvi Finance International DAC(a),(b)	8.45		4/29/2026	214,000	214,000	222,493
JBS Finance Luxembourg Sarl(b)	3.63		1/15/2032	969,000	958,503	968,700
MARB BondCo plc(a),(b)	3.95		1/29/2031	500,000	485,386	480,225

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Food (Continued)
Ulker Biskuvi Sanayi AS(a),(b)	6.95%		10/30/2025	494,000	$494,000	$535,812

Total Food				2,177,000	2,151,889	2,207,230

Forestry and Paper Products — 0.3%*:
Suzano Austria GmbH(a)	3.75		1/15/2031	361,000	355,321	377,245

Housewares — 0.9%*:
Turkiye Sise ve Cam Fabrikalari AS(a),(b)	6.95		3/14/2026	1,000,000	1,053,781	1,112,688

Insurance — 0.7%*:
Sagicor Financial Co. Ltd.(a),(b)	5.30		5/13/2028	884,000	884,000	913,048

Internet — 0.9%*:
B2W Digital Lux Sarl(a),(b)	4.38		12/20/2030	706,000	705,972	704,323
Meituan(a),(b)	3.05		10/28/2030	529,000	528,318	522,000

Total Internet				1,235,000	1,234,290	1,226,323

Iron/Steel — 0.7%*:
Metinvest BV(a),(b)	5.63		6/17/2025	750,000	816,777	940,103

Media — 0.8%*:
LCPR Senior Secured Financing DAC(b)	5.13		7/15/2029	978,000	978,000	1,008,983

Metal Fabricate/Hardware — 0.3%*:
HTA Group Ltd.(a),(b)	7.00		12/18/2025	416,000	414,040	442,078

Mining — 2.9%*:
First Quantum Minerals Ltd.(a),(b)	6.88		10/15/2027	610,000	610,000	664,717
First Quantum Minerals Ltd.(a),(b)	7.50		4/1/2025	250,000	247,092	259,375
Vedanta Resources Finance II plc(a),(b)	8.95		3/11/2025	1,370,000	1,370,000	1,343,285
Vedanta Resources Finance II plc(a),(b)	9.25		4/23/2026	550,000	548,297	481,353
Vedanta Resources Finance II plc(a),(b)	13.88		1/21/2024	900,000	937,285	985,050

Total Mining				3,680,000	3,712,674	3,733,780

Multi-National — 0.6%*:
Asian Development Bank, TBIB6MIR(a),(e)	3.30	(c)	7/14/2021	340,000	114,186	107,014
European Bank for Reconstruction & Development, GGRRC9MX—0.500%(a),(e)	8.00	(c)	10/29/2022	1,200,000	404,027	375,642
International Bank for Reconstruction & Development(a),(e)	7.25		11/22/2021	960,000	325,423	299,967

Total Multi-National				2,500,000	843,636	782,623

Oil and Gas — 4.5%*:
Petrobras Global Finance BV(a)	6.75		6/3/2050	300,000	294,395	348,937
Petrobras Global Finance BV(a)	6.90		3/19/2049	900,000	967,586	1,073,025
Petroleos Mexicanos(a)	5.95		1/28/2031	950,000	898,301	922,925
Petroleos Mexicanos(a)	6.95		1/28/2060	1,304,000	1,203,439	1,153,910

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Oil and Gas (Continued)
Tullow Oil plc(a),(b)	7.00%		3/1/2025	1,840,000	$1,331,635	$1,631,160
Tullow Oil plc(a),(b)	10.25		5/15/2026	655,000	655,000	686,473

Total Oil and Gas				5,949,000	5,350,356	5,816,430

Oil and Gas Services — 1.5%*:
Borets Finance DAC(a),(b)	6.00		9/17/2026	531,000	531,000	557,218
Guara Norte Sarl(a),(b)	5.20		6/15/2034	1,280,906	1,280,843	1,335,345

Total Oil and Gas Services				1,811,906	1,811,843	1,892,563

Real Estate — 2.0%*:
Kaisa Group Holdings Ltd., 3 year CMT + 15.718%(a)	10.88	(c),(d)	–	1,000,000	983,750	957,375
Kaisa Group Holdings Ltd.(a)	11.25		4/9/2022	750,000	754,988	766,125
Yuzhou Group Holdings Co. Ltd.(a)	6.35		1/13/2027	802,000	802,000	618,693
Yuzhou Group Holdings Co. Ltd.(a)	8.50		2/4/2023	300,000	289,792	282,975

Total Real Estate				2,852,000	2,830,530	2,625,168

Retail — 1.7%*:
Eurotorg LLC Via Bonitron DAC(a),(b)	9.00		10/22/2025	723,000	723,000	751,486
Future Retail Ltd.(a)	5.60		1/22/2025	794,000	713,423	597,485
InRetail Consumer(a),(b)	3.25		3/22/2028	937,000	937,000	921,727

Total Retail				2,454,000	2,373,423	2,270,698

Sovereign — 0.4%*:
Ukreximbank Via Biz Finance plc, 5 year USD ICE Swap + 8.178%(a)	9.95	(c)	11/14/2029	500,000	500,000	505,100

Telecommunications — 1.0%*:
Network i2i Ltd., 5 year CMT + 4.277%(a),(b)	5.65	(c),(d)	–	400,000	374,693	427,000
Sixsigma Networks Mexico SA de CV(a),(b)	7.50		5/2/2025	500,000	460,879	442,750
VF Ukraine PAT via VFU Funding plc(a),(b)	6.20		2/11/2025	405,000	405,000	423,099

Total Telecommunications				1,305,000	1,240,572	1,292,849

Transportation — 1.0%*:
ENA Master Trust(a),(b)	4.00		5/19/2048	200,000	200,000	201,222
Georgian Railway JSC(a),(b)	4.00		6/17/2028	200,000	200,000	201,750
MV24 Capital BV(a),(b)	6.75		6/1/2034	567,732	567,732	628,763
Prumo Participacoes e Investimentos SA(a),(b)	7.50		12/31/2031	267,388	274,253	297,686

Total Transportation				1,235,120	1,241,985	1,329,421

Total Corporate Bonds				55,769,728	53,558,604	54,792,174

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Foreign Government — 46.1%*:

Albania — 0.7%*:
Albania Government International Bond(a),(b)	3.50%	6/16/2027	740,000	$833,411	$940,796

Armenia — 0.5%*:
Republic of Armenia International Bond(a),(b)	3.60	2/2/2031	740,000	723,832	697,820

Belarus — 2.1%*:
Republic of Belarus International Bond(a),(b)	7.63	6/29/2027	1,000,000	1,025,817	969,563
Republic of Belarus Ministry of Finance(a),(b)	6.38	2/24/2031	2,030,000	2,039,197	1,752,905

Total Belarus			3,030,000	3,065,014	2,722,468

Brazil — 0.7%*:
Brazilian Government International Bond(a)	4.75	1/14/2050	200,000	207,911	193,912
Brazilian Government International Bond(a)	5.63	2/21/2047	700,000	797,079	764,444

Total Brazil			900,000	1,004,990	958,356

Colombia — 4.2%*:
Colombian TES(a)	7.25	10/26/2050	12,000,000,000	3,399,058	2,922,710
Colombian TES(a)	7.50	8/26/2026	8,728,000,000	2,813,257	2,456,491

Total Colombia			20,728,000,000	6,212,315	5,379,201

Costa Rica — 0.4%*:
Costa Rica Government International Bond(a),(b)	6.13	2/19/2031	500,000	510,745	529,469

Czech Republic — 0.9%*:
Czech Republic Government Bond(a)	1.50	4/24/2040	27,310,000	1,191,956	1,150,602

Egypt — 1.3%*:
Egypt Government International Bond(a),(b)	5.88	2/16/2031	1,345,000	1,324,991	1,300,867
Egypt Government International Bond(a),(b)	6.38	4/11/2031	350,000	392,822	432,210

Total Egypt			1,695,000	1,717,813	1,733,077

Georgia — 0.4%*:
Georgia Government International Bond(a),(b)	2.75	4/22/2026	540,000	536,991	547,931

Honduras — 0.7%*:
Honduras Government International Bond(a),(b)	5.63	6/24/2030	800,000	844,860	836,400

Israel — 2.6%*:
Israel Government Bond(a)	3.75	3/31/2047	1,970,000	818,503	773,218
Israel Government Bond(a)	5.50	1/31/2042	5,400,000	2,728,226	2,617,549

Total Israel			7,370,000	3,546,729	3,390,767

Ivory Coast — 1.6%*:
Ivory Coast Government International Bond(a),(b)	5.75	12/31/2032	1,016,098	1,040,390	1,015,971

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Foreign Government (Continued)

Ivory Coast (Continued)
Ivory Coast Government International Bond(a),(b)	5.88%	10/17/2031	550,000	$600,175	$701,401
Ivory Coast Government International Bond(a),(b)	6.63	3/22/2048	300,000	385,002	373,578

Total Ivory Coast			1,866,098	2,025,567	2,090,950

Jordan — 1.0%*:
Jordan Government International Bond(a),(b)	5.85	7/7/2030	1,230,000	1,235,859	1,280,353

Kenya — 1.0%*:
Kenya Government International Bond(a),(b)	8.00	5/22/2032	500,000	571,816	561,500
Kenya Government International Bond(a),(b)	8.25	2/28/2048	600,000	654,936	660,675

Total Kenya			1,100,000	1,226,752	1,222,175

Macedonia — 0.6%*:
North Macedonia Government International Bond(a),(b)	3.68	6/3/2026	550,000	597,717	717,990

Malaysia — 3.8%*:
Malaysia Government Bond(a)	3.96	9/15/2025	6,002,000	1,526,284	1,525,429
Malaysia Government Bond(a)	4.07	6/15/2050	7,600,000	1,776,237	1,759,268
Malaysia Government Bond(a)	4.94	9/30/2043	6,200,000	1,766,199	1,615,058

Total Malaysia			19,802,000	5,068,720	4,899,755

Mexico — 3.8%*:
Mexican Bonos(a)	5.75	3/5/2026	48,500,000	2,538,177	2,369,162
Mexican Bonos(a)	7.75	11/13/2042	19,200,000	875,652	987,258
Mexican Bonos(a)	8.00	11/7/2047	22,000,000	1,044,408	1,159,514
Mexican Bonos(a)	8.50	5/31/2029	6,500,000	360,160	358,785

Total Mexico			96,200,000	4,818,397	4,874,719

Morocco — 0.7%*:
Morocco Government International Bond(a),(b)	2.00	9/30/2030	530,000	612,575	621,799
Morocco Government International Bond(a),(b)	5.50	12/11/2042	200,000	228,462	226,975

Total Morocco			730,000	841,037	848,774

Oman — 1.1%*:
Oman Government International Bond(a),(b)	6.25	1/25/2031	550,000	550,000	588,328
Oman Government International Bond(a),(b)	7.38	10/28/2032	730,000	815,942	831,972

Total Oman			1,280,000	1,365,942	1,420,300

Romania — 1.7%*:
Romania Government Bond(a)	3.65	9/24/2031	4,350,000	1,054,476	1,057,312
Romanian Government International Bond(a),(b)	4.63	4/3/2049	750,000	1,109,758	1,125,478

Total Romania			5,100,000	2,164,234	2,182,790

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Foreign Government (Continued)

Serbia — 0.7%*:
Serbia International Bond(a),(b)	3.13%	5/15/2027	680,000	$725,927	$896,012

South Africa — 6.6%*:
Republic of South Africa Government Bond(a)	8.75	1/31/2044	61,800,000	3,439,316	3,662,920
Republic of South Africa Government Bond(a)	10.50	12/21/2026	60,700,000	4,250,210	4,828,797

Total South Africa			122,500,000	7,689,526	8,491,717

Tajikistan — 0.4%*:
Republic of Tajikistan International Bond(a),(b)	7.13	9/14/2027	615,000	515,913	562,072

Thailand — 3.2%*:
Thailand Government Bond(a)	1.60	12/17/2029	36,905,000	1,211,693	1,147,514
Thailand Government Bond(a)	2.88	12/17/2028	22,913,000	801,598	786,830
Thailand Government Bond(a)	3.30	6/17/2038	63,500,000	2,350,009	2,221,482

Total Thailand			123,318,000	4,363,300	4,155,826

Tunisia — 0.4%*:
Banque Centrale de Tunisie International Bond(a),(b)	6.38	7/15/2026	510,000	570,670	557,790

Turkey — 0.9%*:
Turkey Government Bond(a)	11.70	11/13/2030	13,817,000	1,216,142	1,216,144

Ukraine — 2.5%*:
Ukraine Government International Bond(a),(b)	7.38	9/25/2032	1,375,000	1,435,008	1,444,008
Ukraine Government International Bonds(a),(b)	9.75	11/1/2028	1,460,000	1,538,667	1,737,217

Total Ukraine			2,835,000	2,973,675	3,181,225

Uruguay — 1.4%*:
Uruguay Government International Bond(a)	3.88	7/2/2040	49,519,155	1,256,157	1,315,233
Uruguay Government International Bond(a)	4.38	12/15/2028	18,263,180	506,383	497,371

Total Uruguay			67,782,335	1,762,540	1,812,604

Uzbekistan — 0.2%*:
Republic of Uzbekistan Bond(a),(b)	3.70	11/25/2030	250,000	250,000	249,047

Total Foreign Government			21,231,790,433	59,600,574	59,547,130

Total Fixed Income			21,287,560,161	113,159,178	114,339,304

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.0%*:

Call Options Purchased — 0.0%*:
USD Call, BRL Put N.A.	Bank of America	$6.32	10/1/2021	2,783,641	2,783,641	$3,062	$462	$3,524
USD Call, BRL Put	Barclays Bank plc	6.45	9/29/2021	2,783,641	2,783,641	2,533	(33)	2,500

Total Call Options Purchased				5,567,282	5,567,282	5,595	429	6,024

Total Investments					21,293,127,443	113,164,773		114,345,328

Written Options – 0.0%*								(57,131)

Other assets and liabilities – 11.5%*								14,887,645

Net Assets – 100.0%*								$129,175,842

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	9.7%
Brazil	9.4%
South Africa	8.3%
Ukraine	6.3%
Colombia	4.7%
Thailand	4.5%
Malaysia	4.3%
India	4.3%
Greece	3.4%
Belarus	3.0%
Israel	3.0%
China	2.8%
Russia	2.6%
Turkey	2.5%
Ghana	2.0%
Romania	1.9%
Ivory Coast	1.8%
United States	1.7%
Oman	1.6%
Uzbekistan	1.6%
Uruguay	1.6%
Egypt	1.5%
Georgia	1.3%
Jordan	1.1%
Kenya	1.1%
Czech Republic	1.0%
Other (Individually less than 1%)	13.0%

Total	100.0%

(b)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(c)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2021.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

A summary of outstanding derivatives at June 30, 2021 is as follows:

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Written Options — 0.0%*:

Call Options Written — 0.0%*:
OTC – BCM Swaption	Barclays Bank plc	$23.09	9/28/2021	(2,783,641)	(2,783,641)	$(48,240)	$43,820	$(4,420)
OTC – BCM Swaption	HSBC Bank USA	85.55	9/28/2021	(2,783,641)	(2,783,641)	(49,688)	44,135	(5,553)
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	22.80	10/4/2021	(2,783,641)	(2,783,641)	(40,919)	34,500	(6,419)
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	85.96	10/1/2021	(2,783,641)	(2,783,641)	(47,879)	42,175	(5,704)
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	6.36	10/4/2021	(2,783,641)	(2,783,641)	(60,683)	57,112	(3,571)
OTC – BCM Swaption	HSBC Bank USA	6.38	9/28/2021	(2,783,641)	(2,783,641)	(64,093)	61,307	(2,786)
OTC – BCM Swaption	Barclays Bank plc	23.14	10/1/2021	(2,783,641)	(2,783,641)	(47,378)	42,720	(4,657)
OTC – BCM Swaption	Barclays Bank plc	85.58	9/29/2021	(2,783,641)	(2,783,641)	(47,294)	41,576	(5,718)
OTC – BCM Swaption	Barclays Bank plc	6.45	9/29/2021	(2,783,641)	(2,783,641)	(61,825)	59,325	(2,500)
OTC – BCM Swaption	Bank of America N.A.	6.32	10/1/2021	(2,783,641)	(2,783,641)	(60,127)	56,603	(3,524)
OTC – BCM Swaption	Bank of America N.A.	22.96	10/4/2021	(2,783,641)	(2,783,641)	(42,103)	36,352	(5,751)
OTC – BCM Swaption	Citibank N.A.	85.05	9/30/2021	(2,783,641)	(2,783,641)	(46,918)	40,391	(6,528)

Total Call Options Written						(617,147)	560,016	(57,131)

Total Written Options						(617,147)	560,016	(57,131)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/27/21	Morgan Stanley & Co.	AUD	2,944,404	$2,208,435	$2,291,120	$(82,685)
7/13/21	JPMorgan Chase Bank N.A.	BRL	28,936,180	5,810,565	5,137,816	672,749
8/10/21	JPMorgan Chase Bank N.A.	BRL	46,138,315	9,236,056	8,387,107	848,949
7/13/21	Citibank N.A.	CLP	1,589,883,260	2,164,252	2,243,000	(78,748)
7/20/21	Bank of America N.A.	EUR	1,844,204	2,187,587	2,204,003	(16,416)
8/17/21	Citibank N.A.	EUR	2,689,689	3,192,280	3,216,546	(24,266)
7/27/21	JPMorgan Chase Bank N.A.	INR	133,400,300	1,788,894	1,746,763	42,131
7/27/21	Citibank N.A.	INR	16,866,000	226,173	225,000	1,173
8/24/21	Citibank N.A.	INR	688,824,832	9,205,758	9,281,852	(76,094)
8/10/21	Goldman Sachs & Co.	MXN	19,672,224	982,164	961,355	20,809
7/20/21	Bank of America N.A.	PLN	28,393,349	7,447,178	7,454,847	(7,669)
8/17/21	Bank of America N.A.	PLN	14,376,725	3,771,119	3,834,305	(63,186)
7/20/21	Citibank N.A.	RUB	229,719,754	3,131,768	3,000,186	131,582
8/17/21	Citibank N.A.	RUB	193,640,905	2,628,916	2,572,258	56,658
8/17/21	JPMorgan Chase Bank N.A.	RUB	437,276,931	5,936,578	6,027,000	(90,422)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
8/17/21	JPMorgan Chase Bank N.A.	UAH	28,864,264	$1,043,502	$1,021,925	$21,577

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$1,356,142

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/20/21	Morgan Stanley & Co.	CHF	5,027,004	$5,435,750	$5,464,686	$28,936
8/17/21	Bank of America N.A.	CHF	2,638,984	2,855,620	2,913,318	57,698
7/27/21	JPMorgan Chase Bank N.A.	CNH	36,842,769	5,687,448	5,593,000	(94,448)
8/10/21	BNP Paribas S.A.	COP	575,412,600	153,039	152,548	(491)
8/10/21	Citibank N.A.	COP	18,596,100,497	4,945,877	4,899,196	(46,681)
7/20/21	Citibank N.A.	EUR	1,844,204	2,187,587	2,212,454	24,867
8/17/21	Goldman Sachs & Co.	EUR	2,560,112	3,038,490	3,099,573	61,083
8/17/21	JPMorgan Chase Bank N.A.	EUR	1,634,401	1,939,802	2,000,000	60,198
7/20/21	HSBC Bank USA	ILS	6,968,183	2,137,678	2,126,066	(11,612)
7/27/21	Citibank N.A.	INR	150,266,300	2,015,067	2,011,597	(3,470)
8/24/21	Goldman Sachs & Co.	INR	688,824,832	9,205,758	9,219,982	14,224
7/27/21	Goldman Sachs & Co.	JPY	344,004,067	3,097,118	3,174,421	77,303
8/24/21	Goldman Sachs & Co.	JPY	387,114,655	3,486,049	3,557,585	71,536
7/27/21	Goldman Sachs & Co.	SGD	976,906	726,486	734,853	8,367
8/24/21	Citibank N.A.	SGD	2,045,342	1,521,032	1,537,689	16,657
7/27/21	Citibank N.A.	THB	475,668,312	14,840,442	15,202,000	361,558
7/20/21	JPMorgan Chase Bank N.A.	ZAR	86,332,236	6,032,193	5,916,611	(115,582)
8/17/21	Bank of America N.A.	ZAR	38,207,444	2,660,325	2,694,269	33,944

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$544,087

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
EUR	–	Euro
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
MXN	–	Mexican Peso
PLN	–	Polish Zloty

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

RUB	–	Russian Ruble
SGD	–	Singapore Dollar
THB	–	Thai Baht
UAH	–	Ukrainian Hryvnia
ZAR	–	South African Rand

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
U.S. 10-Year Treasury Note	09/21/21	69	(9,113,626)	Short	$(9,142,500)		$(28,874)
U.S. Ultra Bond	09/21/21	13	(2,396,738)	Short	(2,504,938)		(108,200)

Total Short Futures						$(137,074)

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION (DEPRECIATION)
BRL-CDI Rate	Pay	6.38%	1/02/23	At Maturity	15,433,848	CME	$158,476
ILS-TELBOR03 Rate	Receive	0.48%	2/19/26	1Y/3M	7,300,000	LCH	2,637
BRL-CDI Rate	Pay	7.40%	1/02/29	At Maturity	5,424,561	CME	(74,970)
BRL-CDI Rate	Pay	5.28%	1/02/23	At Maturity	28,007,008	CME	(97,688)
BRL-CDI Rate	Pay	5.76%	1/02/23	At Maturity	22,869,409	CME	(43,664)
BRL-CDI Rate	Pay	5.86%	1/02/23	At Maturity	11,441,936	CME	(17,828)
KRW-KSDA Rate	Pay	1.48%	6/24/23	3M/3M	13,571,000,000	LCH	(12,966)
BRL-CDI Rate	Pay	6.74%	1/02/23	At Maturity	13,050,205	CME	(2,436)
HUF-BUBOR rate	Receive	2.67%	5/24/25	1Y/6M	2,048,600,000	LCH	4,761
PLN-WIBOR Rate	Receive	2.24%	5/24/26	1Y/6M	27,500,000	LCH	(42,863)
PLN-WIBOR Rate	Receive	2.19%	5/21/26	1Y/6M	30,900,000	LCH	(40,588)
BRL-CDI Rate	Pay	8.71%	1/02/29	At Maturity	11,158,731	CME	27,440
ILS-TELBOR03 Rate	Receive	1.44%	5/19/31	1Y/3M	7,100,000	LCH	(50,954)
HUF-BUBOR rate	Receive	2.60%	5/22/25	1Y/6M	2,302,600,000	LCH	14,646
ILS-TELBOR03 Rate	Receive	1.42%	5/12/31	1Y/3M	6,600,000	LCH	(45,237)
BRL-CDI Rate	Pay	5.86%	1/02/23	At Maturity	11,440,946	CME	(17,626)
BRL-CDI Rate	Pay	7.49%	1/02/29	At Maturity	9,935,952	CME	(40,253)
BRL-CDI Rate	Pay	7.48%	1/02/29	At Maturity	989,335	CME	(4,207)
THB-THBFIX Rate	Pay	0.73%	7/13/25	6M/6M	27,300,000	LCH	(2,273)
THB-THBFIX Rate	Pay	0.72%	7/13/25	6M/6M	27,300,000	LCH	(2,651)
BRL-CDI Rate	Pay	5.00%	1/02/23	At Maturity	10,352,374	CME	(27,259)
BRL-CDI Rate	Pay	5.00%	1/02/23	At Maturity	15,843,633	CME	(41,718)
BRL-CDI Rate	Pay	4.98%	1/02/23	At Maturity	7,925,069	CME	(21,528)
THB-THBFIX Rate	Pay	1.50%	9/08/30	6M/6M	33,191,000	LCH	(20,299)
THB-THBFIX Rate	Pay	1.51%	9/10/30	6M/6M	49,455,000	LCH	(29,911)

Total Centrally Cleared Interest Rate Swaps							$(428,959)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT (USD)	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
750,000 EUR	8.25%	1Y/6M	07/18/2029	Citibank N.A.	843,675	11.44%	$(525)	$(24,242)	$(23,717)
750,000 EUR	5.63%	1Y/6M	06/17/2025	Citibank N.A.	819,150	8.12%	(1,088)	(49,931)	(48,843)
550,000 EUR	5.88%	1Y/6M	10/17/2031	Citibank N.A.	$605,000	8.46%	(495)	(56,016)	(55,521)
400,000 EUR	3.65%	1Y/6M	11/19/2029	Citibank N.A.	440,600	6.02%	200	(29,350)	(29,550)
350,000 EUR	6.38%	1Y/6M	04/11/2031	Citibank N.A.	392,700	9.37%	(122)	3,134	3,256
680,000 EUR	3.13%	1Y/6M	05/15/2027	Citibank N.A.	735,080	4.32%	(339)	(99,989)	(99,650)
550,000 EUR	3.68%	1Y/6M	06/03/2026	Citibank N.A.	604,450	4.79%	(467)	(67,227)	(66,759)
740,000 EUR	3.50%	1Y/6M	06/16/2027	Citibank N.A.	839,530	4.74%	629	(61,961)	(62,590)
303,000 EUR	6.38%	1Y/6M	07/15/2026	Citibank N.A.	359,358	7.58%	(136)	(11,595)	(11,459)
207,000 EUR	6.38%	1Y/6M	07/15/2026	JP Morgan Chase Bank N.A.	245,088	7.58%	818	(8,444)	(9,262)
362,000 EUR	2.00%	1Y/6M	09/30/2030	Citibank N.A.	429,332	3.47%	(109)	(8,213)	(8,104)
168,000 EUR	2.00%	1Y/6M	09/30/2030	Citibank N.A.	198,408	3.43%	50	(5,478)	(5,529)
500,000 EUR	9.75%	1Y/6M	06/26/2024	Citibank N.A.	602,000	10.88%	(100)	9,514	9,614
1,000,000 EUR	5.50%	1Y/6M	02/19/2025	Citibank N.A.	1,214,500	6.71%	(700)	36,029	36,729
1,000,000 EUR	8.75%	6M/6M	06/16/2026	JP Morgan Chase Bank N.A.	1,218,000	10.22%	300	39,719	39,419

Total OTC Cross Currency Swaps							$(2,084)	$(334,050)	(331,966)

OTC – Interest Rate Swap

COUNTER- PARTY	NOTIONAL AMOUNT	FUND RECEIVES/ PAYS FLOATING RATE	FLOATING RATE INDEX	ANNUAL FIXED RATE	FREQUENCY OF FUND RECEIPT/ PAYMENT	MATURITY DATE	UPFRONT PREMIUMS PAID/ (RECEIVED)	VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
Bank of America N.A.	BRL 18,084,492	Pay	BRL-CDI	5.88%	At Maturity	01/02/2023	$—	$120,175	$120,175

OTC Credit Default Swaps – Sell Protection(1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED APPRECIATION (DEPRECIATION)
Brazil Government International Bond	1.00%	3M	6/20/2026	Morgan Stanley & Co.	1,110,000	1,110,000	$(72,328)	$(50,874)	$21,454
Brazil Government International Bond	1.00%	3M	6/20/2026	Morgan Stanley & Co.	1,530,000	1,530,000	(77,521)	(46,736)	30,785
Colombia Government International Bond	1.00%	3M	6/20/2026	Morgan Stanley & Co.	1,530,000	1,530,000	(16,347)	(25,964)	(9,617)
Colombia Government International Bond	1.00%	3M	6/20/2026	Morgan Stanley & Co.	700,000	700,000	(8,330)	(11,879)	(3,549)
Indonesia Government International Bond	1.00%	3M	6/20/2026	Citibank N.A.	3,080,000	3,080,000	26,744	39,020	12,276
Mexico Government International Bond	1.00%	3M	6/20/2026	Morgan Stanley & Co.	400,000	400,000	(777)	1,350	2,127
Mexico Government International Bond	1.00%	3M	6/20/2026	Morgan Stanley & Co.	2,045,000	2,045,000	(8,943)	6,904	15,847

Total OTC Credit Default Swaps							$(157,502)	$(88,179)	$69,323

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter
BCM	Bloomberg proprietary Credit Model

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2021

	SHARES	COST	FAIR VALUE
Equities — 97.4%*:

Common Stocks — 97.4%*:

Communication Services — 12.3%*:
Kuaishou Technology(a),(b)	5,500	$145,941	$137,991
Mail.Ru Group Ltd.(a),(b)	5,891	145,727	133,490
NetEase, Inc.(b)	1,528	149,644	176,102
PT Telekomunikasi Indonesia Persero Tbk(b)	634,000	169,625	137,731
Tencent Holdings Ltd.(b)	14,600	604,419	1,098,154

Total Communication Services	661,519	1,215,356	1,683,468

Consumer Discretionary — 18.6%*:
Alibaba Group Holding Ltd.(a),(b)	2,798	472,522	634,530
Fix Price Group Ltd.(a),(b),(c)	4,738	46,196	41,457
Hyundai Motor Co.(b)	1,060	230,603	225,432
JD.com, Inc.(a),(b)	3,262	296,173	260,340
Li Auto, Inc.(a),(b)	4,297	143,519	150,137
Meituan(a),(b)	3,400	144,836	140,304
New Oriental Education & Technology Group, Inc.(a),(b)	4,831	74,047	39,566
Prosus NV(b)	1,999	151,129	195,480
Samsonite International SA(a),(b)	96,900	206,895	198,186
Topsports International Holdings Ltd.(b)	189,000	224,491	309,633
Via Varejo S/A(a),(b)	47,800	144,839	151,748
Yum China Holdings, Inc.(b)	3,206	186,220	212,397

Total Consumer Discretionary	363,291	2,321,470	2,559,210

Consumer Staples — 3.2%*:
Atacadao SA(b)	36,000	130,639	151,997
CP ALL Public Company Limited(b)	89,200	185,279	166,989
X5 Retail Group NV(b)	3,532	134,034	123,832

Total Consumer Staples	128,732	449,952	442,818

Energy — 3.0%*:
Reliance Industries Ltd.(b),(c)	7,307	241,603	413,576

Financials — 20.5%*:
AIA Group Ltd.(b)	21,000	174,125	261,002
Axis Bank Ltd.(a),(b)	4,245	212,873	213,523
B3 SA—Brasil Bolsa Balcao(b)	57,321	135,087	193,844
BB Seguridade Participacoes SA(b)	29,900	132,109	138,866
China Construction Bank Corp.(b)	358,000	296,614	281,723
China Pacific Insurance Group Co. Ltd.(b)	46,800	166,032	147,375
Grupo Financiero Banorte SAB de CV(b)	33,227	182,431	213,957
Hana Financial Group, Inc.(b)	7,417	253,208	303,292
HDFC Bank Ltd.(a),(b)	6,237	290,658	456,049
Ping An Insurance Group Co. of China Ltd.(b)	27,500	261,373	269,358
PT Bank Negara Indonesia Persero Tbk(b)	443,700	218,213	141,678

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	SHARES	COST	FAIR VALUE

Common Stocks (Continued)

Financials (Continued)
Sberbank of Russia PJSC(b)	11,527	$149,452	$192,386

Total Financials	1,046,874	2,472,175	2,813,053

Industrials — 1.1%*:
NARI Technology Co. Ltd.(b)	40,800	139,939	146,746

Information Technology — 27.7%*:
GDS Holdings Ltd.(a),(b)	1,695	176,509	133,041
Hon Hai Precision Industry Co. Ltd.(b)	52,000	201,444	209,027
Infosys Ltd.(b)	15,336	135,841	324,970
Luxshare Precision Industry Co. Ltd.(b)	21,900	178,302	155,909
MediaTek, Inc.(b)	6,000	93,974	207,160
Powertech Technology, Inc.(b)	44,000	139,191	169,762
Samsung Electronics Co. Ltd.(b)	15,943	638,132	1,142,477
Sunny Optical Technology Group Co. Ltd.(b)	5,400	62,423	170,673
Taiwan Semiconductor Manufacturing Co. Ltd.(b)	52,000	432,977	1,110,453
United Microelectronics Corp.(b)	93,000	180,841	177,238

Total Information Technology	307,274	2,239,634	3,800,710

Materials — 5.8%*:
Anglo American plc(b)	8,807	176,668	351,182
China Resources Cement Holdings Ltd.(b)	124,000	150,327	117,863
LG Chem Ltd.(b)	438	138,261	330,595

Total Materials	133,245	465,256	799,640

Real Estate — 1.3%*:
China Resources Land Ltd.(b)	36,000	121,454	145,821
Emaar Properties PJSC(b)	30,828	34,632	34,914

Total Real Estate	66,828	156,086	180,735

Utilities — 3.9%*:
China Longyuan Power Group Corp. Ltd.(b)	112,000	106,517	193,006
ENN Energy Holdings Ltd.(b)	10,200	115,237	194,166
Kunlun Energy Co. Ltd.(b)	154,000	141,348	142,014

Total Utilities	276,200	363,102	529,186

Total Common Stocks	3,032,070	10,064,573	13,369,142

Total Equities	3,032,070	10,064,573	13,369,142

Total Investments	3,032,070	10,064,573	13,369,142

Other assets and liabilities — 2.6%*			356,548

Net Assets — 100.0%*			$13,725,690

*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	35.6%
Republic of Korea	15.0%
Taiwan	14.0%
India	10.5%
Hong Kong	7.2%
Brazil	4.7%
Russia	3.7%
South Africa	2.6%
Indonesia	2.1%
Mexico	1.6%
Netherlands	1.5%
Thailand	1.2%
Other (Individually less than 1%)	0.3%

Total	100.0%

(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2021

			SHARES	COST	FAIR VALUE
Equities — 0.6%*:

Common Stocks — 0.6%*:

Oil and Gas — 0.6%*:
Fieldwood Energy LLC			1,006	$35,210	$1
Fieldwood Energy LLC			4,100	88,421	4
Fieldwood Energy LLC(a)			64	3,554	3,554
Tourmaline Oil Corp.(b)			9,384	131,780	268,212
Tourmaline Oil Corp.(a),(b)			40,609	–	32,760

Total Oil and Gas			55,163	258,965	304,531

Total Common Stocks			55,163	258,965	304,531

Total Equities			55,163	258,965	304,531

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Fixed Income — 95.5%*:

Bank Loans — 10.9%*(c):

Aerospace and Defense — 0.9%*:
AAdvantage Loyalty IP Ltd., 3M LIBOR + 4.750%	5.50%	4/20/2028	278,582	275,878	290,213
United Airlines, Inc., 3M LIBOR + 3.750%	4.50	4/21/2028	174,327	173,476	176,457

Total Aerospace and Defense			452,909	449,354	466,670

Broadcasting and Entertainment — 0.4%*:
Clear Channel Outdoor Holdings, Inc., 3M LIBOR + 3.500%	3.69	8/21/2026	232,227	222,556	226,519

Chemicals, Plastics and Rubber — 0.2%*:
Consolidated Energy Finance SA, 3M LIBOR + 2.500%	2.60	5/7/2025	123,067	119,961	119,323

Containers, Packaging and Glass — 0.1%*:
Hoffmaster Group, Inc., 3M LIBOR + 4.000%	5.00	11/21/2023	67,823	63,680	65,228

Diversified/Conglomerate Service — 5.1%*:
CoreLogic, Inc., 3M LIBOR + 6.500%	7.00	4/13/2029	195,313	193,373	196,289
Cvent, Inc., 1M LIBOR + 3.750%	3.85	11/29/2024	409,611	398,354	403,672
Finastra USA, Inc., 6M LIBOR + 3.500%	4.50	6/13/2024	1,197,770	1,162,079	1,178,186
Finastra USA, Inc., 3M LIBOR + 7.250%	8.25	6/13/2025	525,000	512,469	530,056
Rent-A-Center, Inc., 3M LIBOR + 4.000%	4.75	2/17/2028	39,846	39,657	39,846
SonicWall U.S. Holdings, Inc., 3M LIBOR + 7.500%	7.65	5/18/2026	51,897	51,577	51,378
Spin Holdco, Inc., 3M LIBOR + 4.000%	4.75	3/1/2028	347,642	345,148	347,687

Total Diversified/Conglomerate Service			2,767,079	2,702,657	2,747,114

Electronics — 1.7%*:
Ivanti Software, Inc., 3M LIBOR + 4.750%	5.75	12/1/2027	26,671	26,412	26,675

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Electronics (Continued)
Magenta Buyer LLC, 3M LIBOR + 8.250%	9.00%	5/3/2029	107,000	$106,732	$105,662
McAfee Enterprise, 3M LIBOR + 5.000%	5.75	5/3/2028	401,322	397,309	400,921
Renaissance Holding Corp., 3M LIBOR + 7.000%	7.10	5/29/2026	368,428	365,458	368,060

Total Electronics			903,421	895,911	901,318

Healthcare, Education and Childcare — 0.5%*:
Radiology Partners, Inc., 1M LIBOR + 4.250%	4.32	7/9/2025	234,000	231,456	233,806

Leisure, Amusement, Entertainment — 0.6%*:
Delta 2 (LUX) Sarl, 3M LIBOR + 2.500%(b)	3.50	2/1/2024	129,011	127,138	128,225
MSG National Properties LLC, 3M LIBOR + 6.250%	7.00	11/12/2025	200,519	208,039	206,535

Total Leisure, Amusement, Entertainment			329,530	335,177	334,760

Retail Stores — 0.5%*:
Great Outdoors Group LLC, 6M LIBOR + 4.250%	5.00	3/6/2028	259,885	258,642	260,535

Telecommunications — 0.9%*:
Syniverse Holdings, Inc., 3M LIBOR + 5.000%	6.00	3/9/2023	489,705	455,198	484,382

Total Bank Loans			5,859,646	5,734,592	5,839,655

Corporate Bonds — 84.6%*:

Aerospace and Defense — 3.6%*:
American Airlines Inc/AAdvantage Loyalty IP Ltd.(d)	5.50	4/20/2026	357,000	357,000	377,974
American Airlines Inc/AAdvantage Loyalty IP Ltd.(d)	5.75	4/20/2029	114,000	114,000	123,073
American Airlines, Inc.(d)	11.75	7/15/2025	161,000	166,452	202,055
TransDigm, Inc.(d)	8.00	12/15/2025	221,000	221,000	238,791
Triumph Group, Inc.(d)	6.25	9/15/2024	216,000	216,000	219,240
Triumph Group, Inc.	7.75	8/15/2025	595,000	597,441	612,082
United Airlines, Inc.(d)	4.38	4/15/2026	66,000	66,000	68,310
United Airlines, Inc.(d)	4.63	4/15/2029	70,000	70,000	72,450

Total Aerospace and Defense			1,800,000	1,807,893	1,913,975

Automobile — 3.1%*:
Adient Global Holdings Ltd.(d)	4.88	8/15/2026	67,000	63,253	68,958
Clarios Global LP(d)	6.75	5/15/2025	75,000	75,000	79,874
Clarios Global LP/Clarios US Finance Co.(d)	8.50	5/15/2027	236,000	245,922	257,287
Ford Motor Co.	7.45	7/16/2031	190,000	220,396	249,850
Ford Motor Co.	8.50	4/21/2023	257,000	257,000	286,799
Ford Motor Co.	9.63	4/22/2030	235,000	242,520	337,225
Gates Global LLC / Gates Global Co.(d)	6.25	1/15/2026	106,000	106,000	111,037
JB Poindexter & Co., Inc.(d)	7.13	4/15/2026	250,000	262,435	264,375

Total Automobile			1,416,000	1,472,526	1,655,405

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverage, Food and Tobacco — 2.7%*:
JBS Finance Luxembourg Sarl(d)	3.63%	1/15/2032	233,000	$230,476	$232,928
JBS USA Food Co(d)	7.00	1/15/2026	200,000	201,838	212,000
JBS USA LUX SA/JBS USA Finance, Inc.(d)	6.75	2/15/2028	250,000	250,000	274,687
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	5.50	1/15/2030	125,000	125,000	139,798
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	6.50	4/15/2029	500,000	500,000	561,880
Welbilt, Inc.	9.50	2/15/2024	54,000	54,809	56,549

Total Beverage, Food and Tobacco			1,362,000	1,362,123	1,477,842

Broadcasting and Entertainment — 3.8%*:
Altice USA, Inc.(d)	5.75	1/15/2030	147,000	152,324	152,696
Banijay Entertainment SASU(b),(d)	5.38	3/1/2025	170,000	170,000	175,525
Clear Channel Outdoor Holdings, Inc.(d)	7.50	6/1/2029	138,000	138,052	142,876
Clear Channel Outdoor Holdings, Inc.(d)	7.75	4/15/2028	192,000	192,908	201,124
Clear Channel Worldwide Holdings, Inc.(d)	5.13	8/15/2027	201,000	201,000	204,994
DISH DBS Corp.	5.00	3/15/2023	79,000	78,316	82,684
DISH Network Corp.	3.38	8/15/2026	267,000	255,859	272,474
iHeartCommunications, Inc.	8.38	5/1/2027	194,000	192,855	207,823
Nexstar Broadcasting, Inc.(d)	4.75	11/1/2028	50,000	51,584	51,375
Outfront Media Capital LLC / Outfront Media Capital Corp.(d)	4.25	1/15/2029	133,000	133,000	133,831
Radiate Holdco LLC / Radiate Finance, Inc.(d)	6.50	9/15/2028	138,000	141,516	144,962
Terrier Media Buyer, Inc.(d)	8.88	12/15/2027	261,000	261,000	282,300

Total Broadcasting and Entertainment			1,970,000	1,968,414	2,052,664

Buildings and Real Estate — 4.0%*:
Arcosa, Inc.(d)	4.38	4/15/2029	60,000	60,000	61,050
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(b),(d)	4.88	2/15/2030	183,000	183,000	181,225
CP Atlas Buyer, Inc.(d)	7.00	12/1/2028	32,000	32,000	33,160
Empire Communities Corp.(d)	7.00	12/15/2025	115,000	115,000	120,750
Mattamy Group Corp.(b),(d)	4.63	3/1/2030	330,000	329,186	337,095
Mattamy Group Corp.(b),(d)	5.25	12/15/2027	25,000	25,000	26,125
New Enterprise Stone & Lime Co., Inc.(d)	9.75	7/15/2028	250,000	250,000	280,000
Park River Holdings, Inc.(d)	5.63	2/1/2029	96,000	96,000	93,348
Realogy Group LLC / Realogy Co-Issuer Corp.(d)	5.75	1/15/2029	195,000	195,000	203,851
RLJ Lodging Trust LP(d)	3.75	7/1/2026	60,000	60,000	60,600
Service Properties Trust	3.95	1/15/2028	29,000	25,308	27,333
Service Properties Trust	4.38	2/15/2030	47,000	41,129	44,768
Service Properties Trust	4.95	2/15/2027	23,000	21,356	22,885
Service Properties Trust	5.50	12/15/2027	127,000	127,000	135,607
Service Properties Trust	7.50	9/15/2025	200,000	207,245	226,515
STL Holding Co. LLC(d)	7.50	2/15/2026	175,000	175,000	184,187
Tri Pointe Homes Inc	5.70	6/15/2028	121,000	121,000	133,402

Total Buildings and Real Estate			2,068,000	2,063,224	2,171,901

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Cargo Transport — 1.3%*:
Kenan Advantage Group, Inc. (The)(d)	7.88%	7/31/2023	700,000	$700,000	$698,950

Chemicals, Plastics and Rubber — 1.9%*:
CF Industries, Inc.	4.95	6/1/2043	23,000	23,083	27,188
CF Industries, Inc.	5.38	3/15/2044	48,000	47,192	59,482
Consolidated Energy Finance SA(d)	6.88	6/15/2025	361,000	360,078	367,740
Kraton Polymers LLC / Kraton Polymers Capital Corp.(d)	4.25	12/15/2025	91,000	91,000	92,820
LBC Tank Terminals Holding Netherlands BV(d)	6.88	5/15/2023	250,000	247,018	249,375
Nouryon Holding BV(b),(d)	8.00	10/1/2026	56,000	54,988	59,360
Univar Solutions USA, Inc.(d)	5.13	12/1/2027	177,000	177,000	186,071

Total Chemicals, Plastics and Rubber			1,006,000	1,000,359	1,042,036

Containers, Packaging and Glass — 0.9%*:
Mauser Packaging Solutions Holding Co.(d)	7.25	4/15/2025	302,000	292,949	295,960
Trident TPI Holdings, Inc.(d)	9.25	8/1/2024	171,000	167,452	178,695

Total Containers, Packaging and Glass			473,000	460,401	474,655

Diversified/Conglomerate Manufacturing — 0.6%*:
Alta Equipment Group, Inc.(d)	5.63	4/15/2026	33,000	33,000	33,864
Avaya Holdings Corp.	2.25	6/15/2023	136,000	135,529	158,780
Avaya, Inc.(d)	6.13	9/15/2028	62,000	62,000	66,358
Core & Main Holdings LP, 8.625% CASH / 9.375% PIK(d)	8.63	9/15/2024	43,000	42,744	43,860

Total Diversified/Conglomerate Manufacturing			274,000	273,273	302,862

Diversified/Conglomerate Service — 2.2%*:
Atlantica Sustainable Infrastructure plc(b),(d)	4.13	6/15/2028	53,000	53,000	53,996
Austin BidCo, Inc.(d)	7.13	12/15/2028	75,000	75,000	76,852
Endure Digital, Inc.(d)	6.00	2/15/2029	200,000	200,000	198,000
Everi Holdings, Inc.	5.00	7/15/2029	31,000	31,000	31,000
Iron Mountain, Inc.(d)	5.25	7/15/2030	235,000	235,000	248,766
Prime Security Services Borrower LLC / Prime Finance, Inc.(d)	6.25	1/15/2028	206,000	204,490	219,132
Rent-A-Center, Inc.(d)	6.38	2/15/2029	63,000	63,000	67,646
Sabre GLBL, Inc.(d)	9.25	4/15/2025	50,000	50,000	59,442
Uber Technologies, Inc.(d)	6.25	1/15/2028	127,000	127,000	136,679
WASH Multifamily Acquisition, Inc.(d)	5.75	4/15/2026	68,000	68,000	70,999

Total Diversified/Conglomerate Service			1,108,000	1,106,490	1,162,512

Electronics — 2.5%*:
BY Crown Parent LLC(d)	7.38	10/15/2024	96,000	96,000	97,728
Imola Merger Corp.(d)	4.75	5/15/2029	44,000	44,000	45,265
Veritas US, Inc. / Veritas Bermuda Ltd.(d)	7.50	9/1/2025	125,000	127,665	130,156

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics (Continued)
Veritas US, Inc. / Veritas Bermuda Ltd.(d)	10.50%	2/1/2024	1,057,000	$1,005,711	$1,084,979

Total Electronics			1,322,000	1,273,376	1,358,128

Finance — 5.7%*:
Alliance Data Systems Corp.(d)	7.00	1/15/2026	78,000	77,979	83,558
Aretec Escrow Issuer, Inc.(d)	7.50	4/1/2029	110,000	110,000	113,025
Ford Motor Credit Co. LLC	4.13	8/17/2027	225,000	225,000	238,675
Ford Motor Credit Co. LLC	4.13	8/4/2025	200,000	164,555	213,748
Ford Motor Credit Co. LLC	5.13	6/16/2025	233,000	233,000	256,591
Global Aircraft Leasing Co. Ltd.(d)	6.50	9/15/2024	714,105	699,653	717,950
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.25	5/15/2026	500,000	500,000	530,500
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(d)	4.75	6/15/2029	239,000	239,000	239,299
Midcap Financial Issuer Trust(d)	6.50	5/1/2028	80,000	80,000	83,723
OneMain Finance Corp.	4.00	9/15/2030	160,000	160,000	158,349
OneMain Finance Corp.	5.38	11/15/2029	302,000	303,836	328,498
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer(d)	5.88	10/1/2028	81,000	81,000	86,255

Total Finance			2,922,105	2,874,023	3,050,171

Healthcare, Education and Childcare — 7.3%*:
AdaptHealth LLC(d)	4.63	8/1/2029	94,000	92,720	95,175
AHP Health Partners, Inc.(d)	5.75	7/15/2029	112,000	112,000	113,540
Bausch Health Cos., Inc.(d)	8.50	1/31/2027	175,000	179,627	190,207
Bausch Health Cos., Inc.(d)	4.88	6/1/2028	163,000	163,369	166,464
Bausch Health Cos., Inc.(d)	5.00	1/30/2028	130,000	130,000	123,317
Bausch Health Cos., Inc.(d)	5.00	2/15/2029	253,000	253,000	235,922
Bausch Health Cos., Inc.(d)	5.25	1/30/2030	188,000	188,000	174,840
Bausch Health Cos., Inc.(d)	5.25	2/15/2031	405,000	394,888	378,047
Bausch Health Cos., Inc.(d)	6.25	2/15/2029	134,000	131,176	132,533
Centene Corp.	4.63	12/15/2029	209,000	209,000	229,852
CHS/Community Health Systems, Inc.(d)	4.75	2/15/2031	99,000	99,000	99,124
CHS/Community Health Systems, Inc.(d)	5.63	3/15/2027	71,000	71,000	75,615
CHS/Community Health Systems, Inc.(d)	6.00	1/15/2029	33,000	33,000	35,310
CHS/Community Health Systems, Inc.(d)	6.13	4/1/2030	128,000	128,000	129,920
Emergent BioSolutions, Inc.(d)	3.88	8/15/2028	425,000	411,343	416,296
ModivCare, Inc.(d)	5.88	11/15/2025	142,000	143,211	151,943
Molina Healthcare, Inc.(d)	4.38	6/15/2028	165,000	165,000	172,012
Par Pharmaceutical, Inc.(d)	7.50	4/1/2027	300,000	300,000	306,750
Radiology Partners, Inc.(d)	9.25	2/1/2028	176,000	176,000	194,480
RP Escrow Issuer LLC(d)	5.25	12/15/2025	181,000	181,000	188,919
Tenet Healthcare Corp.(d)	4.88	1/1/2026	125,000	125,000	129,650
Tenet Healthcare Corp.(d)	6.13	10/1/2028	150,000	150,000	160,020

Total Healthcare, Education and Childcare			3,858,000	3,836,334	3,899,936

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.6%*:
BCPE Ulysses Intermediate, Inc., 7.750% CASH / 8.500% PIK(d)	7.75%	4/1/2027	257,000	$258,931	$263,425
Resideo Funding, Inc.(d)	6.13	11/1/2026	125,000	123,259	131,250
Staples, Inc.(d)	7.50	4/15/2026	253,000	259,855	262,487
Staples, Inc.(d)	10.75	4/15/2027	190,000	195,569	193,164

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			825,000	837,614	850,326

Hotels, Motels, Inns and Gaming — 3.3%*:
Caesars Entertainment, Inc.(d)	6.25	7/1/2025	125,000	125,000	132,557
Caesars Entertainment, Inc.(d)	8.13	7/1/2027	300,000	298,102	333,660
Caesars Resort Collection LLC/CRC Finco, Inc.(d)	5.75	7/1/2025	125,000	125,000	131,719
CCM Merger, Inc.(d)	6.38	5/1/2026	159,000	159,000	166,950
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower ESC(d)	4.88	7/1/2031	110,000	110,000	109,863
Scientific Games International, Inc.(d)	7.25	11/15/2029	60,000	51,259	67,680
Scientific Games International, Inc.(d)	8.63	7/1/2025	65,000	65,000	71,175
Travel & Leisure Co.(d)	6.63	7/31/2026	170,000	170,000	192,610
Wyndham Hotels & Resorts, Inc.(d)	4.38	8/15/2028	125,000	125,000	129,575
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(d)	5.50	3/1/2025	250,000	248,071	269,215
Wynn Macau Ltd.(b),(d)	5.13	12/15/2029	188,000	188,000	193,640

Total Hotels, Motels, Inns and Gaming			1,677,000	1,664,432	1,798,644

Insurance — 0.5%*:
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., 7.625% CASH 8.375% PIK(d)	7.63	10/15/2025	250,000	250,000	264,460

Leisure, Amusement, Entertainment — 2.0%*:
Carnival Corp.(d)	5.75	3/1/2027	275,000	275,000	288,062
Carnival Corp.(d)	7.63	3/1/2026	85,000	85,000	92,331
Live Nation Entertainment, Inc.(d)	4.75	10/15/2027	50,000	49,147	51,875
NCL Corp. Ltd.(d)	5.88	3/15/2026	267,000	267,000	279,683
NCL Finance Ltd.(d)	6.13	3/15/2028	56,000	56,000	58,685
RHP Hotel Properties LP / RHP Finance Corp.	4.75	10/15/2027	296,000	296,000	304,007

Total Leisure, Amusement, Entertainment			1,029,000	1,028,147	1,074,643

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Diebold Nixdorf, Inc.(d)	9.38	7/15/2025	276,000	288,629	306,015

Mining, Steel, Iron and Non-Precious Metals — 5.5%*:
Atkore, Inc.(d)	4.25	6/1/2031	191,000	191,000	193,445
Compass Minerals International, Inc.(d)	4.88	7/15/2024	124,000	119,037	128,030

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Coronado Finance Pty Ltd.(b),(d)	10.75%	5/15/2026	150,000	$147,242	$159,750
First Quantum Minerals Ltd.(b),(d)	6.88	3/1/2026	229,000	229,000	239,877
First Quantum Minerals Ltd.(b),(d)	6.88	10/15/2027	250,000	250,000	272,425
First Quantum Minerals Ltd.(b),(d)	7.50	4/1/2025	158,000	152,674	163,925
Freeport-McMoRan, Inc.	4.13	3/1/2028	28,000	27,127	29,225
Freeport-McMoRan, Inc.	4.38	8/1/2028	125,000	125,000	132,031
Freeport-McMoRan, Inc.	4.63	8/1/2030	82,000	82,000	89,790
Hecla Mining Co.	7.25	2/15/2028	228,000	246,019	249,090
Hudbay Minerals, Inc.(b),(d)	6.13	4/1/2029	111,000	111,000	118,215
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,547	138,428
Peabody Energy Corp.(d)	8.50	12/31/2024	113,000	72,560	84,750
PIC AU Holdings LLC / PIC AU Holdings Corp.(b),(d)	10.00	12/31/2024	248,000	232,152	246,450
SunCoke Energy Partners LP(d)	7.50	6/15/2025	171,000	168,813	177,592
Warrior Met Coal, Inc.(d)	8.00	11/1/2024	540,000	546,176	548,100

Total Mining, Steel, Iron and Non-Precious Metals			2,847,000	2,798,347	2,971,123

Oil and Gas — 16.6%*:
Antero Midstream Partners LP / Antero Midstream Finance Corp.(d)	5.38	6/15/2029	469,000	469,000	488,932
Antero Resources Corp.(d)	5.38	3/1/2030	58,000	58,000	59,197
Antero Resources Corp.(d)	7.63	2/1/2029	71,000	71,000	78,810
Antero Resources Corp.(d)	8.38	7/15/2026	78,000	78,000	88,725
Apache Corp.	4.75	4/15/2043	67,000	61,902	68,422
Apache Corp.	5.10	9/1/2040	51,000	41,562	53,423
Apache Corp.	5.35	7/1/2049	78,000	62,703	82,095
Buckeye Partners LP	5.85	11/15/2043	26,000	21,853	25,805
Cheniere Energy Partners LP	5.63	10/1/2026	250,000	250,000	259,375
Chesapeake Energy Corp.(d)	5.50	2/1/2026	85,000	85,000	89,675
Chesapeake Energy Corp.(d)	5.88	2/1/2029	43,000	43,000	46,546
Comstock Resources, Inc.(d)	5.88	1/15/2030	63,000	63,060	64,260
Comstock Resources, Inc.(d)	6.75	3/1/2029	69,000	71,033	73,501
CVR Energy, Inc.(d)	5.25	2/15/2025	245,000	245,000	245,125
CVR Energy, Inc.(d)	5.75	2/15/2028	188,000	188,000	189,448
DCP Midstream Operating LP(d)	6.45	11/3/2036	4,000	3,323	4,680
EnLink Midstream Partners LP	4.15	6/1/2025	67,000	63,442	70,172
EnLink Midstream Partners LP	4.85	7/15/2026	23,000	20,297	23,805
EnLink Midstream Partners LP	5.45	6/1/2047	102,000	82,501	90,525
EnLink Midstream Partners LP	5.60	4/1/2044	191,000	129,729	172,855
EQM Midstream Partners LP(d)	4.50	1/15/2029	149,000	149,000	151,589
EQM Midstream Partners LP(d)	4.75	1/15/2031	134,000	134,000	138,079
EQM Midstream Partners LP(d)	6.00	7/1/2025	145,000	145,000	157,687
EQM Midstream Partners LP(d)	6.50	7/1/2027	119,000	119,000	132,685
EQT Corp.	8.50	2/1/2030	29,000	35,530	37,784

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Genesis Energy LP / Genesis Energy Finance Corp.	5.63%	6/15/2024	56,000	$52,592	$56,140
Genesis Energy LP / Genesis Energy Finance Corp.	6.50	10/1/2025	390,000	374,269	393,412
Genesis Energy LP / Genesis Energy Finance Corp.	8.00	1/15/2027	252,000	252,000	264,757
Harvest Midstream I LP(d)	7.50	9/1/2028	262,000	266,218	284,532
Hilcorp Energy I LP / Hilcorp Finance Co.(d)	5.75	10/1/2025	17,000	11,131	17,255
Hilcorp Energy I LP / Hilcorp Finance Co.(d)	5.75	2/1/2029	65,000	65,000	67,742
Hilcorp Energy I LP / Hilcorp Finance Co.(d)	6.00	2/1/2031	50,000	50,000	52,955
Hilcorp Energy I LP / Hilcorp Finance Co.(d)	6.25	11/1/2028	142,000	124,639	150,875
ITT Holdings LLC(d)	6.50	8/1/2029	244,000	244,000	249,273
MEG Energy Corp.(b),(d)	7.13	2/1/2027	270,000	270,000	287,638
Murphy Oil Corp.	6.38	7/15/2028	100,000	100,000	105,435
Nabors Industries Ltd.(d)	7.25	1/15/2026	150,000	144,349	147,000
Nabors Industries Ltd.(d)	7.50	1/15/2028	72,000	72,000	69,120
Neptune Energy Bondco PLC(b),(d)	6.63	5/15/2025	242,000	242,118	248,461
NGL Energy Operating LLC / NGL Energy Finance Corp.(d)	7.50	2/1/2026	305,000	316,166	320,250
Occidental Petroleum Corp.	2.70	2/15/2023	14,000	10,339	14,311
Occidental Petroleum Corp.	2.90	8/15/2024	38,000	24,796	38,855
Occidental Petroleum Corp.	3.50	6/15/2025	75,000	57,327	76,688
Occidental Petroleum Corp.	4.20	3/15/2048	12,000	8,570	11,220
Occidental Petroleum Corp.	4.40	4/15/2046	78,000	55,932	74,919
Occidental Petroleum Corp.	4.40	8/15/2049	31,000	22,275	29,760
Occidental Petroleum Corp.	4.50	7/15/2044	32,000	23,280	30,800
Occidental Petroleum Corp.	5.88	9/1/2025	193,000	193,113	214,712
Occidental Petroleum Corp.	6.13	1/1/2031	299,000	309,127	350,951
Occidental Petroleum Corp.	6.20	3/15/2040	217,000	198,344	245,366
Occidental Petroleum Corp.	6.38	9/1/2028	155,000	154,507	180,962
Occidental Petroleum Corp.	6.45	9/15/2036	86,000	79,222	102,822
Occidental Petroleum Corp.	6.60	3/15/2046	139,000	113,792	165,229
Occidental Petroleum Corp.	6.95	7/1/2024	36,000	23,771	40,553
Parkland Fuel Corp.(b),(d)	5.88	7/15/2027	125,000	125,000	133,234
PBF Holding Co. LLC / PBF Finance Corp.	6.00	2/15/2028	463,000	463,000	317,155
PBF Holding Co. LLC / PBF Finance Corp.	7.25	6/15/2025	215,000	220,223	164,475
Range Resources Corp.(d)	8.25	1/15/2029	87,000	87,761	98,093
Superior Plus LP / Superior General Partner, Inc.(d)	4.50	3/15/2029	87,000	87,000	89,612
Targa Resources Partners LP / Targa Resources Partners Finance Corp.(d)	4.88	2/1/2031	227,000	227,000	245,727
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.50	3/1/2030	6,000	5,459	6,598
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.88	1/15/2029	24,000	23,782	27,039
Transocean Guardian Ltd.(d)	5.88	1/15/2024	19,575	18,288	19,037
Transocean Poseidon Ltd.(d)	6.88	2/1/2027	17,000	16,088	17,000
Transocean, Inc.(d)	7.25	11/1/2025	163,000	122,098	141,810
Transocean, Inc.(d)	7.50	1/15/2026	87,000	62,427	74,820

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Transocean, Inc.(d)	8.00%	2/1/2027	124,000	$103,850	$104,160
Western Midstream Operating LP	5.30	2/1/2030	56,000	50,263	62,720
Western Midstream Operating LP	5.30	3/1/2048	157,000	121,284	167,205
Western Midstream Operating LP	5.45	4/1/2044	79,000	64,752	85,123

Total Oil and Gas			8,762,575	8,348,087	8,939,001

Personal and Non-Durable Consumer Products Mfg. Only — 0.3%*:
Clearwater Paper Corp.(d)	4.75	8/15/2028	177,000	177,000	176,336

Personal Transportation — 0.3%*:
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.(d)	6.50	6/20/2027	150,000	148,344	165,150

Personal, Food and Miscellaneous — 0.3%*:
Simmons Foods Inc / Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed(d)	4.63	3/1/2029	153,000	153,000	154,330

Printing and Publishing — 1.5%*:
Cimpress plc(d)	7.00	6/15/2026	427,000	445,127	450,131
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.(d)	8.00	11/30/2024	263,000	266,024	268,917
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.(d)	10.75	6/1/2028	74,000	81,643	83,250

Total Printing and Publishing			764,000	792,794	802,298

Retail Stores — 2.5%*:
Ambience Merger Sub, Inc.(d)	7.13	7/15/2029	162,000	162,000	163,417
L Brands, Inc.	6.75	7/1/2036	52,000	62,860	65,130
L Brands, Inc.	6.88	11/1/2035	160,000	193,331	202,800
Macy’s Retail Holdings LLC(d)	5.88	4/1/2029	24,000	24,000	25,810
Magic Mergeco, Inc.(d)	5.25	5/1/2028	91,000	91,000	93,360
Magic Mergeco, Inc.(d)	7.88	5/1/2029	223,000	223,000	229,969
NMG Holding Co., Inc. / Neiman Marcus Group LLC(d)	7.13	4/1/2026	263,000	266,077	280,095
Nordstrom, Inc.	4.00	3/15/2027	35,000	35,164	36,334
Nordstrom, Inc.	4.38	4/1/2030	35,000	35,042	36,505
Nordstrom, Inc.	5.00	1/15/2044	186,000	179,291	186,159

Total Retail Stores			1,231,000	1,271,765	1,319,579

Telecommunications — 9.0%*:
Altice Financing SA(b),(d)	5.00	1/15/2028	107,000	107,000	104,878
Altice France SA(b),(d)	5.13	7/15/2029	221,000	221,000	222,083
Banff Merger Sub, Inc.(d)	9.75	9/1/2026	185,000	183,655	194,712
Boxer Parent Co., Inc.(d)	9.13	3/1/2026	158,000	158,000	166,772
CCO Holdings LLC / CCO Holdings Capital Corp.	4.50	5/1/2032	215,000	222,685	222,794

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications (Continued)
CommScope Technologies LLC(d)	5.00%	3/15/2027	305,000	$294,939	$312,244
CommScope Technologies LLC(d)	6.00	6/15/2025	34,000	30,899	34,723
Consolidated Communications, Inc.(d)	6.50	10/1/2028	250,000	250,000	268,937
Frontier Communications Holdings LLC(d)	5.00	5/1/2028	200,000	200,000	206,766
Frontier Communications Holdings LLC(d)	6.75	5/1/2029	119,000	119,000	126,529
Hughes Satellite Systems Corp.	6.63	8/1/2026	426,000	429,877	477,652
LCPR Senior Secured Financing DAC(d)	5.13	7/15/2029	245,000	245,000	252,762
LCPR Senior Secured Financing DAC(b),(d)	6.75	10/15/2027	200,000	200,000	215,497
Midcontinent Communications / Midcontinent Finance Corp.(d)	5.38	8/15/2027	149,000	149,000	156,453
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.(d)	6.00	2/15/2028	162,000	162,000	162,355
Sprint Capital Corp.	6.88	11/15/2028	648,000	652,930	831,060
Sprint Capital Corp.	8.75	3/15/2032	52,000	72,310	79,040
Telecom Italia Capital SA(b)	6.00	9/30/2034	62,000	71,785	71,533
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(d)	7.13	12/15/2024	23,000	22,899	23,776
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(d)	7.88	2/15/2025	13,000	13,727	13,894
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(d)	4.75	4/15/2028	99,000	99,000	98,752
Virgin Media Finance plc(b),(d)	5.00	7/15/2030	117,000	117,000	117,585
Virgin Media Secured Finance plc(b),(d)	4.50	8/15/2030	250,000	254,779	251,875
Windstream Escrow LLC / Windstream Escrow Finance Corp.(d)	7.75	8/15/2028	163,000	164,610	167,890
Ziggo BV(b),(d)	5.50	1/15/2027	51,000	49,342	52,976

Total Telecommunications			4,454,000	4,491,437	4,833,538

Utilities — 1.0%*:
FirstEnergy Corp.	2.25	9/1/2030	75,000	71,979	72,000
FirstEnergy Corp.	5.35	7/15/2047	83,000	101,949	99,517
FirstEnergy Corp.	7.38	11/15/2031	23,000	30,796	31,462
PG&E Corp.	5.00	7/1/2028	95,000	95,000	96,056
PG&E Corp.	5.25	7/1/2030	82,000	82,000	82,779
Pike Corp.(d)	5.50	9/1/2028	167,000	167,000	173,680

Total Utilities			525,000	548,724	555,494

Total Corporate Bonds			43,399,680	42,996,756	45,471,974

Total Fixed Income			49,259,326	48,731,348	51,311,629

Total Investments			49,314,489	48,990,313	51,616,160

Other assets and liabilities — 3.9%*					2,103,370

Net Assets — 100.0%*					$53,719,530

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2021 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2021

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.6%
Canada	2.7%
United Kingdom	1.4%
Zambia	1.3%
Other (Individually less than 1%)	3.0%

Total	100.0%

(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2021. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2021, the Trust consists of six funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). Each Fund, other than Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, is a “diversified” investment company. Global Credit Income Opportunities Fund and Global Floating Rate Fund commenced operations on September 16, 2013. Active Short Duration Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. U.S. High Yield Fund commenced operations on October 30, 2015. Global Emerging Markets Equity Fund commenced operations on September 17, 2018.

The Trust’s Board of Trustees has approved the reorganization of each Fund into certain series MassMutual Funds that are advised by an affiliate of Barings LLC (the “Adviser”) and are sub-advised by the Adviser. Each proposed reorganization is subject to approval by the shareholders of each Fund at a shareholders’ meeting expected to be held in September, 2021. No assurance can be given that the reorganizations will occur. None of the proposed reorganizations is contingent upon any other proposed reorganization.

The Adviser, a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings International Investment Limited (“BIIL”), a private limited company incorporated under the laws of England, serves as a sub-adviser with respect to European investments for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Global Emerging Markets Equity Fund is to seek to achieve long-term capital growth. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BIIL to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Global Emerging Markets Equity Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issues that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y (except Active Short Duration Bond Fund, which has the following 4 classes of shares: Class A, C, Y and L and U.S. High Yield Fund which has 3 classes of shares: Class C, I and Y), each with different expenses and dividends. Class L of Active Short Duration Bond Fund began operations on May 1, 2020. Class I of Active Short Duration Bond Fund ceased operations on June 8, 2021. Class A of U.S. High Yield Fund ceased operations on June 8, 2021. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of June 30, 2021. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker on open futures contracts, cash collateral held at broker on open forward foreign currency exchange contracts and cash collateral held at broker on open swap contracts are determined using Level 1 inputs as of June 30, 2021.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value

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June 30, 2021

of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs).

The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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June 30, 2021

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$344,123	$643,616	$946,747	$1,934,486
Warrant	–	30,061	–	30,061

Total Equities	344,123	673,677	946,747	1,964,547

Fixed Income:
Bank Loans	–	329,724,230	694,869	330,419,099
Corporate Bonds	–	14,900,663	0	14,900,663

Total Fixed Income	–	344,624,893	694,869	345,319,762

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	2,141,767	–	2,141,767

Total Assets	$344,123	$347,440,337	$1,641,616	$349,426,076

Total Investments (including Derivative Securities)	$344,123	$347,440,337	$1,641,616	$349,426,076

***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

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June 30, 2021

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

CTI Foods Holding Co, LLC	$594,652	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million; 15% discount rate

Travelex Topco Ltd.	$—	Zero Value	Valued at zero

Don Jersey Topco Ltd.	$313,544	Priced at Cost	$1.07; Trade Price

Boomerang Tube LLC	$—	Zero Value	Valued at zero

Fieldwood Energy LLC	$33,429	Priced at Cost	$55.53; Trade Price

Sabine Oil & Gas LLC	$5,122	Withholding Tax Reclaim	Residual Cash

Bank Loans

CTI Foods Holding Co, LLC, 3M LIBOR + 4.000%	$316,422	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million;: 15% discount rate

CTI Foods Holding Co, LLC, 3M LIBOR + 3.000%	$196,443	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $52.5 million;: 15% discount rate

Boomerang Tube LLC	$—	Zero Value	Valued at zero

Naviera Armas SA, Term Loan B	$126,746	Priced at Cost	Cost less OID

Naviera Armas SA, Term Loan A	$55,258	Priced at Cost	Cost less OID

Corporate Bonds

Galapagos S.A	$—	Zero Value	Valued at zero

Travelex Financing plc	$—	Zero Value	Valued at zero

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

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June 30, 2021

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$868,916	$577,436	$412,145	$1,858,497
Warrant	–	88,284	–	88,284

Total Equities	868,916	665,720	412,145	1,946,781

Fixed Income:
Asset-Backed Securities	–	18,392,721	–	18,392,721
Bank Loans	–	89,105,277	303,310	89,408,587
Corporate Bonds	–	85,954,859	0	85,954,859

Total Fixed Income	–	193,452,857	303,310	193,756,167

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	1,472,124	–	1,472,124

Total Assets	$868,916	$195,590,701	$715,455	$197,175,072

Total Investments (including Derivative Securities)	$868,916	$195,590,701	$715,455	$197,175,072

***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Innovation Group	$–	Zero Value	Valued at zero

Travelex Topco Ltd.	$–	Zero Value	Valued at zero

Don Jersey Topco Ltd.	$275,593	Priced at Cost	$1.07; Trade Price

MModal, Inc.	$3,213	Analyst Priced	Analyst verified stale price and adjusted for cash receipts

Boomerang Tube LLC	$–	Zero Value	Valued at zero

Fieldwood Energy LLC	$34,151	Priced at Cost	$55.53; Trade Price

Tourmaline Oil Corp.	$99,188	Withholding Tax Reclaim	Residual cash

Bank Loans

Innovation Group plc (The)	$93,056	Priced at Cost	Priced at restructure cost

Innovation Group plc (The)	$40,598	Priced at Cost	Priced at restructure cost

Innovation Group plc (The)	$39,327	Priced at Cost	Priced at restructure cost

Innovation Group plc (The)	$39,327	Priced at Cost	Priced at restructure cost

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Boomerang Tube LLC	$–	Zero Value	Valued at zero

Naviera Armas Term Loan B	$63,373	Priced at Cost	Cost less OID

Naviera Armas Term Loan A	$27,629	Priced at Cost	Cost less OID

Corporate Bonds

Travelex Financing PLC	$–	Zero Value	Valued at zero

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$294,174,532	$8,579,520	$302,754,052
Corporate Bonds	–	536,643,914	–	536,643,914
Mortgage-Backed Securities	–	156,038,249	–	156,038,249
U.S. Treasury & Government Agencies	–	5,147,656	–	5,147,656

Total Fixed Income	–	992,004,351	8,579,520	1,000,583,871

Purchased Options:
Call Option Purchased	–	163,782	–	163,782
Put Options Purchased	–	1,136,375	–	1,136,375

Total Purchased Options	–	1,300,157	–	1,300,157

Short-Term Investments:
Commercial Paper	–	97,941,813	–	97,941,813

Total Short-Term Investments	–	97,941,813	–	97,941,813

Derivative Securities:
Futures*	1,346,751	–	–	1,346,751

Total Assets	$1,346,751	$1,091,246,321	$8,579,520	$1,101,172,592

Liabilities:
Derivative Securities:
Futures*	(483,255)	–	–	(483,255)

Total Investments (including Derivative Securities)	$863,496	$1,091,246,321	$8,579,520	$1,100,689,337

*	Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.
***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

GCI Funding LLC	$1,293,667	Priced at Cost	$99.97; Trade Price

SLM Student Loan Trust 2006-2	$2,096,680	Broker Quote	$530: Broker quote depth of 1

SoFi Alternative Trust 2019-C	$2,089,291	Broker Quote	$106.54: Broker quote depth of 1

Thrust Engine Leasing	$3,099,882	Priced at Cost	$99.99; Trade Price

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Fixed Income:
Corporate Bonds	$–	$54,009,551	$782,623	$54,792,174
Foreign Government	–	59,547,130	–	59,547,130

Total Fixed Income	–	113,556,681	782,623	114,339,304

Purchased Options:
Call Options Purchased	–	6,024	–	6,024

Total Purchased Options	–	6,024	–	6,024

Derivative Securities:
Centrally Cleared Interest Rate Swaps*	–	207,960	–	207,960
Forward Foreign Currency Exchange Contracts	–	2,611,998	–	2,611,998
OTC – Credit Default Swaps	–	47,274	–	47,274
OTC – Cross Currency Swaps	–	88,396	–	88,396
OTC – Interest Rate Swaps	–	120,175	–	120,175

Total Derivative Securities	–	3,075,803	–	3,075,803

Total Assets	$–	$116,638,508	$782,623	$117,421,131

Liabilities:
Derivative Securities:
Call Options Written	–	(57,131)	–	(57,131)
Centrally Cleared Interest Rate Swaps*	–	(636,919)	–	(636,919)
Forward Foreign Currency Exchange Contracts	–	(711,769)	–	(711,769)
Futures*	(137,074)	–	–	(137,074)
OTC – Credit Default Swaps	–	(135,453)	–	(135,453)
OTC – Cross Currency Swaps	–	(422,446)	–	(422,446)

Total Derivative Securities	(137,074)	(1,963,718)	–	(2,100,792)

Total Investments (including Derivative Securities)	$(137,074)	$114,674,790	$782,623	$115,320,339

*	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2021 is not presented.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Foreign Government

Asian Development Bank 7/14/21	$107,014	Broker Quote	$31.47: Broker quote depth of 1

European Bank for Reconstruction and Development 10/29/22	$375,642	Broker Quote	$31.30: Broker quote depth of 1

International Bank for Reconstruction and Development 11/22/21	$299,967	Broker Quote	$31.25: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Global Emerging Markets Equity Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$13,369,142	$–	$–	$13,369,142

Total Equities	13,369,142	–	–	13,369,142

Total Assets	$13,369,142	$–	$–	$13,369,142

Total Investments	$13,369,142	$–	$–	$13,369,142

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3***	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$268,212	$5	$36,314	$304,531

Total Equities	268,212	5	36,314	304,531

Fixed Income:
Bank Loans	–	5,839,655	–	5,839,655
Corporate Bonds	–	45,471,974	–	45,471,974

Total Fixed Income	–	51,311,629	–	51,311,629

Total Assets	$268,212	$51,311,634	$36,314	$51,616,160

Total Investments	$268,212	$51,311,634	$36,314	$51,616,160

***

None of the Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2021 is not presented.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2021:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Fieldwood Energy LLC	$3,554	Priced at Cost	$55.53; Trade Price

Tourmaline Oil Corp.	$32,760	Withholding Tax Reclaim	Residual cash

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the

Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2021, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has evaluated the impact of ASU 2017-08 and has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements. In October 2020, ASU 2017-08 was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables – Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact of applying ASU 2020-08.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2021, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund, except Global Emerging Markets Equity Fund, declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

Certain Funds may receive or pay fees associated with investment in bank loans. These fees are recorded as income when received by the Funds and are shown as Net bank loan fee income on the Statements of Operations. These fees include all associated income and expenses, including but not limited to consent fee income, amendment fees, associated closing fees and other fees associated with the processing and maintenance of these types of loans.

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of June 30, 2021, the following Funds had unfunded loan commitments:

FUND	SECURITY	PAR AMOUNT
Global Floating Rate Fund	TricorBraun Holdings, Inc., 3/3/28	$69,787
Global Floating Rate Fund	DG Investment Intermediate Holdings 2, Inc., 3/31/28	$45,336
Global Floating Rate Fund	Fluid-Flow Products, Inc., 3/31/28	$117,431
Global Floating Rate Fund	Redstone Buyer LLC, 4/27/28	$156,157
Global Floating Rate Fund	Naviera Armas SA, 7/31/21	$9,136
Global Credit Income Opportunities Fund	TricorBraun Holdings, Inc., 3/3/28	$23,822
Global Credit Income Opportunities Fund	DG Investment Intermediate Holdings 2, Inc., 3/31/28	$30,224
Global Credit Income Opportunities Fund	Redstone Buyer LLC, 4/27/28	$156,157
Global Credit Income Opportunities Fund	Naviera Armas SA, 7/31/21	$4,568

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a

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bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally

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received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its

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June 30, 2021

counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended June 30, 2021, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, cross currency swaps, credit default swaps, interest rate swaps, purchased options and written options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2021:

Global Floating Rate Fund

ASSET DERIVATIVES	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$2,141,767	$–	$–	$–	$2,141,767

REALIZED GAIN (LOSS)
Forward Foreign Currency Exchange Contracts(h)	$(3,866,893)	$–	$–	$–	$(3,866,893)

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
Forward Foreign Currency Exchange Contracts(m)	$1,581,637	$–	$–	$–	$1,581,637

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$1,472,124	$–	$–	$–	$1,472,124

REALIZED GAIN (LOSS)
Forward Foreign Currency Exchange Contracts(h)	$(3,416,982)	$–	$–	$–	$(3,416,982)
Purchased Options(k)	–	–	–	(692,562)	(692,562)
Written Options(l)	–	–	–	403,346	403,346

Total	$(3,416,982)	$–	$–	$(289,216)	$(3,706,198)

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
Forward Foreign Currency Exchange Contracts(m)	$1,024,985	$–	$–	$–	$1,024,985
Purchased Options(p)	–	–	–	(37,712)	(37,712)
Written Options(q)	–	–	–	18,451	18,451

Total	$1,024,985	$–	$–	$(19,261)	$1,005,724

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June 30, 2021

Active Short Duration Bond Fund

ASSET DERIVATIVES	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Futures Contracts(c)	$–	$1,346,751	$–	$–	$1,346,751
Purchased Options(f)	–	1,300,157	–	–	1,300,157

Total	$–	$2,646,908	$–	$–	$2,646,908

LIABILITY DERIVATIVES
Futures Contracts(c)	$–	$(483,255)	$–	$–	$(483,255)

REALIZED GAIN (LOSS)
Futures Contracts(i)	$–	$2,767,984	$–	$–	$2,767,984
Swap Contracts(j)	–	–	(340,586)	–	(340,586)

Total	$–	$2,767,984	$(340,586)	$–	$2,427,398

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
Futures Contracts(n)	$–	$1,889,061	$–	$–	$1,889,061
Swap Contracts(o)	–	–	121,089	–	121,089
Purchased Options(p)	–	165,691	–	–	165,691

Total	$–	$2,054,752	$121,089	$–	$2,175,841

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$2,611,998	$–	$–	$–	$2,611,998
Purchased Options(f)	6,024	–	–	–	6,024
OTC Swap Contracts(d)	88,396	120,175	47,274	–	255,845
Centrally Cleared Swap Contracts(e)	–	207,960	–	–	207,960

Total	$2,706,418	$328,135	$47,274	$–	$3,081,827

LIABILITY DERIVATIVES
Forward Foreign Currency Exchange Contracts(b)	$(711,769)	$–	$–	$–	$(711,769)
Futures Contracts(c)	–	(137,074)	–	–	(137,074)
Written Options(g)	–	(57,131)	–	–	(57,131)
OTC Swap Contracts(d)	(422,446)	–	(135,453)	–	(557,899)
Centrally Cleared Swap Contracts(e)	–	(636,919)	–	–	(636,919)

Total	$(1,134,215)	$(831,124)	$(135,453)	$–	$(2,100,792)

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

REALIZED GAIN (LOSS)	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(h)	$931,956	$–	$–	$–	$931,956
Futures Contracts(i)	–	374,429	–	–	374,429
Swap Contracts(j)	(358,096)	1,798,057	959,836	–	2,399,797

Total	$573,860	$2,172,486	$959,836	$–	$3,706,182

CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)
Forward Foreign Currency Exchange Contracts(m)	$1,045,623	$–	$–	$–	$1,045,623
Futures Contracts(n)	–	(137,074)	–	–	(137,074)
Swap Contracts(o)	(785,875)	(3,032,380)	(410,670)	–	(4,228,925)
Purchased Options(p)	429	–	–	–	429
Written Options(q)	–	560,016	–	–	560,016

Total	$260,177	$(2,609,438)	$(410,670)	$–	$(2,759,931)

(a)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(b)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(c)

Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(d)	Statements of Assets and Liabilities location: Swap contracts, at fair value.
(e)

Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/ depreciation of swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(f)	Statements of Assets and Liabilities location: Investments, at fair value.
(g)	Statements of Assets and Liabilities location: Written options, at fair value.
(h)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(i)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(j)	Statements of Operations location: Net realized gain on swap contracts.
(k)	Statements of Operations location: Net realized gain (loss) on purchased options.
(l)	Statements of Operations location: Net realized gain (loss) on written options.
(m)	Statements of Operations location: Net change in unrealized appreciation on forward foreign currency exchange contracts.
(n)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts.
(o)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts.
(p)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on purchased option contracts.
(q)	Statements of Operations location: Net change in unrealized appreciation (depreciation) on written options.

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June 30, 2021

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS, OR SHARES/UNITS*
FUND NAME	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS	FUTURES CONTRACTS	OTC SWAP CONTRACTS	CENTRALLY CLEARED SWAP CONTRACTS	PURCHASED OPTIONS	WRITTEN OPTIONS
GLOBAL FLOATING RATE FUND	$56,227,227	–	$–	$–	$–	$–
GLOBAL CREDIT INCOME OPPORTUNITIES FUND	48,262,830	–	–	–	5,600	5,600
ACTIVE SHORT DURATION BOND FUND	–	2,851	–	15,725,000	32,248,250	–
EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	80,015,456	34	30,349,505	34,372,884	5,567,281	31,315,956

*

Amount(s) disclosed represent average number of contracts for futures contracts and notional amounts for forward contracts, swap contracts and purchased/written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended June 30, 2021.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or

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June 30, 2021

use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,141,767	$–	$2,141,767

Total	$2,141,767	$–	$2,141,767

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Canadian Imperial Bank of Commerce	$2,110,366	$–	$(1,670,000)	$440,366
Morgan Stanley & Co.	31,401	–	–	31,401

Total	$2,141,767	$–	$(1,670,000)	$471,767

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2021.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,472,124	$–	$1,472,124

Total	$1,472,124	$–	$1,472,124

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June 30, 2021

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$40,541	$–	$–	$40,541
Barclays Bank plc	27,169	–	–	27,169
Canadian Imperial Bank of Commerce	265,718	–	(265,718)	–
Goldman Sachs & Co.	104	–	–	104
JPMorgan Chase Bank N.A.	1,138,495	–	(960,000)	178,495
Morgan Stanley & Co.	97	–	–	97

Total	$1,472,124	$–	$(1,225,718)	$246,406

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2021.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$1,300,157	$–	$1,300,157

Total	$1,300,157	$–	$1,300,157

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$1,300,157	$–	$(1,300,157)	$–

Total	$1,300,157	$–	$(1,300,157)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2021.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$2,611,998	$—	$2,611,998
Purchased Options	6,024	—	6,024
Swap Contracts	255,845	—	255,845

Total	$2,873,867	$—	$2,873,867

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$215,341	$(96,545)	$(50,000)	$68,796
Barclays Bank plc	2,500	(2,500)	—	—
Citibank N.A.	680,192	(658,233)	—	21,959
Goldman Sachs & Co.	253,321	—	(140,000)	113,321
JPMorgan Chase Bank N.A.	1,685,323	(316,146)	(1,369,177)	—
Morgan Stanley & Co.	37,190	(37,190)	—	—

Total	$2,873,867	$(1,110,614)	$(1,559,177)	$204,076

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2021.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$711,769	$—	$711,769
Swap Contracts	557,899	—	557,899
Written Options	57,131	—	57,131

Total	$1,326,799	$—	$1,326,799

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$96,545	$(96,545)	$—	$—
Barclays Bank plc	17,295	(2,500)	(14,795)	—
BNP Paribas S.A.	491	—	—	491
Citibank N.A.	649,790	(649,790)	—	—
HSBC Bank USA	19,951	—	(19,951)	—
JPMorgan Chase Bank N.A.	324,589	(324,589)	—	—
Morgan Stanley & Co.	218,138	(37,190)	(180,948)	—

Total	$1,326,799	$(1,110,614)	$(215,694)	$491

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2021.

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Global Emerging Markets Equity Fund	0.90% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS L	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	–	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	–	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.65%	0.40%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	–	0.95%
Global Emerging Markets Equity Fund(1)	1.15%	1.90%	0.90%	–	0.90%
U.S. High Yield Fund	1.00%	1.75%	0.75%	–	0.75%

(1)

As of November 5, 2020, the Advisor contractually updated the waiver/reimbursement amounts for the Global Emerging Markets Equity Fund to be as shown in the table above. Prior to November 5, 2020, the waiver/reimbursement amounts for the Global Emerging Markets Equity Fund were as follows: Class A: 1.45%, Class C: 2.20%, Class I: 1.20% and Class Y: 1.20%.

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2021 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BIIL manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, as allocated from time to time to BIIL. As compensation for its services, the Adviser (not the Funds) pays to BIIL sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global Emerging Markets Equity Fund	0.70%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund and the Emerging Markets Debt Blended Total Return Fund. Such arrangements may be discontinued by the Adviser at any time.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2021.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A, Class C shares and Class L shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds’ Class C shares may expend an aggregate amount, on an annual basis, not to exceed 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. Active Short Duration Bond Fund’s Class L shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of Active Short Duration Bond Fund attributable to Class L shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the year ended June 30, 2021, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$3,325	$53,789
Global Credit Income Opportunities Fund	3,639	27,432
Active Short Duration Bond Fund	395	24,243
Emerging Markets Debt Blended Total Return Fund	1,921	15,737

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each calendar month pursuant to an agreement between SSB and the Funds. For the year ended June 30, 2021, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.07%
Global Credit Income Opportunities Fund	0.08%
Active Short Duration Bond Fund	0.07%
Emerging Markets Debt Blended Total Return Fund	0.16%
Global Emerging Markets Equity Fund	0.26%
U.S. High Yield Fund	0.13%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the year ended June 30, 2021, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:
Global Floating Rate Fund	0.02%
Global Credit Income Opportunities Fund	0.02%
Active Short Duration Bond Fund	0.02%
Emerging Markets Debt Blended Total Return Fund	0.05%
Global Emerging Markets Equity Fund	0.12%
U.S. High Yield Fund	0.04%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2021 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$9,673,175	$–	$–	$9,673,175
Global Credit Income Opportunities Fund	9,100,007	–	–	9,100,007
Active Short Duration Bond Fund	19,120,453	–	1,135,949	20,256,402
Emerging Markets Debt Blended Total Return Fund	6,114,370	–	–	6,114,370
Global Emerging Markets Equity Fund	105,458	–	–	105,458
U.S. High Yield Fund	2,717,739	–	–	2,717,739

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

The tax character of dividends paid to shareholders during the tax year ended June 30, 2020 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$10,225,052	$438,706	$2,165,048	$12,828,806
Global Credit Income Opportunities Fund	9,585,231	–	1,452,704	11,037,935
Active Short Duration Bond Fund	24,926,745	–	–	24,926,745
Emerging Markets Debt Blended Total Return Fund	3,530,108	–	–	3,530,108
Global Emerging Markets Equity Fund	311,500	21,100	15,138	347,738
U.S. High Yield Fund	2,879,166	–	–	2,879,166

As of June 30, 2021, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	LATE YEAR ORDINARY AND POST OCTOBER CAPITAL LOSS DEFERRALS	CAPITAL LOSS CARRYFORWARDS	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS
Global Floating Rate Fund	$705,446	$–	$(2,854,109)	$(9,631,756)	$(43,228)	$(11,823,647)
Global Credit Income Opportunities Fund	337,575	–	(3,293,054)	(14,970,959)	984,370	(16,942,068)
Active Short Duration Bond Fund	–	–	(76,929)	(17,325,195)	10,916,349	(6,485,775)
Emerging Markets Debt Blended Total Return Fund	1,483,232	1,232,813	–	–	1,812,790	4,528,835
Global Emerging Markets Equity Fund	105,545	256,441	–	–	3,304,590	3,666,576
U.S. High Yield Fund	104,769	–	(102,050)	(3,174,918)	2,626,478	(545,721)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

On June 30, 2021, the following funds had capital loss carryforwards available to be offset against future net capital gains as follows:

	UNLIMITED - SHORT TERM	UNLIMITED - LONG TERM
Global Floating Rate Fund	$1,832,063	$7,799,693
Global Credit Income Opportunities Fund	6,174,349	8,796,610
Active Short Duration Bond Fund	9,252,878	8,072,317
U.S. High Yield Fund	922,199	2,252,719

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2021, Active Short Duration Bond Fund incurred late-year ordinary losses of $76,929. As of June 30, 2021, Global Floating Rate Fund,

Global Credit Income Opportunities Fund and U.S. High Yield Fund have elected to defer current year post-October losses of $2,854,109, $3,293,054 and $102,050 respectively.

Emerging Markets Debt Blended Total Return Fund utilized $145,037 of capital loss carryforwards during the year ended June 30, 2021.

As of June 30, 2021, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$347,332,305	$4,482,783	$(4,530,779)	$(47,996)
Global Credit Income Opportunities Fund	194,741,204	6,910,780	(5,949,036)	961,744
Active Short Duration Bond Fund	1,088,909,494	13,663,581	(2,747,234)	10,916,347
Emerging Markets Debt Blended Total Return Fund	113,208,077	4,373,219	(3,235,968)	1,137,251
Global Emerging Markets Equity Fund	10,064,573	3,690,620	(386,051)	3,304,569
U.S. High Yield Fund	48,989,682	3,032,252	(405,774)	2,626,478

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and partnership book-tax differences.

Permanent items identified during the year ended June 30, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	TOTAL DITRIBUTABLE EARNINGS/ ACCUMULATED LOSS	PAID-IN CAPITAL
Global Credit Income Opportunities Fund	11,729	(11,729)
Emerging Markets Debt Blended Total Return Fund	44,741	(44,741)

The permanent differences are primarily attributable to perpetual bond interest adjustments.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended June 30, 2021 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$228,199,637	$104,893,217	$–	$–
Global Credit Income Opportunities Fund	140,226,970	118,077,104	–	–
Active Short Duration Bond Fund	740,562,713	510,591,985	16,533,188	23,145,872
Emerging Markets Debt Blended Total Return Fund	98,653,273	40,262,826	–	–
Global Emerging Markets Equity Fund	4,640,578	4,627,245	–	–
U.S. High Yield Fund	38,460,993	36,901,672	–	–

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

9.	Common Stock

Transactions in common stock for the year ended June 30, 2021 were as follows:

Global Floating Rate Fund

	FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	880,372	$8,206,644	937,310	$8,607,970
Shares sold through reinvestments of distributions	158,053	1,438,141	235,705	2,102,247
Shares redeemed	(556,403)	(5,053,635)	(1,685,551)	(14,925,227)

Net increase (decrease)	482,022	$4,591,150	(512,536)	$(4,215,010)

CLASS C
Shares sold	525,854	$4,906,921	116,238	$1,052,227
Shares sold through reinvestments of distributions	21,445	194,007	35,471	315,149
Shares redeemed	(591,926)	(5,513,007)	(258,409)	(2,260,008)

Net decrease	(44,627)	$(412,079)	(106,700)	$(892,632)

CLASS I
Shares sold	2,097,015	$19,670,000	2,860,215	$26,600,000
Shares sold through reinvestments of distributions	195,755	1,790,541	218,857	1,946,913
Shares redeemed	–	–	(1,987,129)	(18,392,138)

Net increase	2,292,770	$21,460,541	1,091,943	$10,154,775

CLASS Y
Shares sold	17,946,963	$167,251,231	7,795,746	$69,865,024
Shares sold through reinvestments of distributions	543,740	4,983,018	679,977	6,079,583
Shares redeemed	(6,613,341)	(60,333,693)	(13,429,756)	(117,551,528)

Net increase (decrease)	11,877,362	$111,900,556	(4,954,033)	$(41,606,921)

Global Credit Income Opportunities Fund

	FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	553,579	$4,930,649	296,398	$2,525,056
Shares sold through reinvestments of distributions	114,633	970,410	299,001	2,528,159
Shares redeemed	(5,097,722)	(42,911,224)	(821,303)	(6,756,723)

Net decrease	(4,429,510)	$(37,010,165)	(225,904)	$(1,703,508)

CLASS C
Shares sold	390,924	$3,504,684	124,636	$1,042,537
Shares sold through reinvestments of distributions	34,971	303,090	43,353	365,771
Shares redeemed	(694,144)	(6,191,121)	(204,465)	(1,662,882)

Net decrease	(268,249)	$(2,383,347)	(36,476)	$(254,574)

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

	FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	47,607	412,669	54,613	461,023
Shares redeemed	(334,075)	(3,000,000)	–	–

Net increase (decrease)	(286,468)	$(2,587,331)	54,613	$461,023

CLASS Y
Shares sold	10,783,817	$93,589,018	7,193,613	$61,134,702
Shares sold through reinvestments of distributions	547,556	4,796,138	596,969	5,088,941
Shares redeemed	(3,351,010)	(28,832,791)	(11,225,790)	(91,307,876)

Net increase (decrease)	7,980,363	$69,552,365	(3,435,208)	$(25,084,233)

Active Short Duration Bond Fund

	FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	2,664,965	$26,277,656	11,719,632	$115,672,777
Shares sold through reinvestments of distributions	85,566	839,764	420,591	4,092,410
Shares redeemed	(2,319,753)	(22,759,780)	(21,296,207)	(203,582,143)

Net increase (decrease)	430,778	$4,357,640	(9,155,984)	$(83,816,956)

CLASS C
Shares sold	137,022	$1,350,064	259,113	$2,557,857
Shares sold through reinvestments of distributions	4,106	40,174	6,376	61,661
Shares redeemed	(262,239)	(2,584,661)	(120,852)	(1,130,979)

Net increase (decrease)	(121,111)	$(1,194,423)	144,637	$1,488,539

Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	(9,901)	(98,316)	(20,418)	(203,186)

Net decrease	(9,901)	$(98,316)	(20,418)	$(203,186)

CLASS Y
Shares sold	64,706,054	$636,925,965	47,841,468	$466,968,769
Shares sold through reinvestments of distributions	1,479,863	14,531,642	1,655,334	16,052,682
Shares redeemed	(41,665,772)	(409,034,923)	(38,557,362)	(367,924,280)

Net increase	24,520,145	$242,422,684	10,939,440	$115,097,171

CLASS L(2)
Shares sold	1,093,451	$10,662,937	10,764,003	$101,381,145
Shares sold through reinvestments of distributions	204,523	2,005,694	11,378	108,092
Shares redeemed	(3,267,701)	(32,022,367)	(112,724)	(1,067,372)

Net increase (decrease)	(1,969,727)	$(19,353,736)	10,662,657	$100,421,865

(1)	Class I was liquidated on June 8, 2021.
(2)	Class L commenced operations on May 1, 2020.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

Emerging Markets Debt Blended Total Return Fund

	FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,118,711	$12,167,538	607,596	$5,629,686
Shares sold through reinvestments of distributions	68,937	750,144	13,820	134,714
Shares redeemed	(214,401)	(2,335,100)	(43,542)	(434,004)

Net increase	973,247	$10,582,582	577,874	$5,330,396

CLASS C
Shares sold	30,987	$341,675	14,324	$146,900
Shares sold through reinvestments of distributions	1,686	18,303	761	7,490
Shares redeemed	(12,144)	(131,411)	(19,419)	(203,101)

Net increase (decrease)	20,529	$228,567	(4,334)	$(48,711)

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	(1,396,653)	(15,202,990)	(984,551)	(9,800,000)

Net decrease	(1,396,653)	$(15,202,990)	(984,551)	$(9,800,000)

CLASS Y
Shares sold	9,356,613	$102,268,877	2,290,494	$22,372,983
Shares sold through reinvestments of distributions	332,267	3,614,361	51,572	505,175
Shares redeemed	(2,776,558)	(30,155,328)	(1,698,477)	(16,775,383)

Net increase	6,912,322	$75,727,910	643,589	$6,102,775

Global Emerging Markets Equity Fund

	FOR THE YEAR ENDED JUNE 30, 2021		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2020
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

	FOR THE YEAR ENDED JUNE 30, 2021		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2020
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	5,547	$74,500	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	5,547	$74,500	–	$–

U.S. High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2021		FOR THE YEAR ENDED JUNE 30, 2020
CLASS A(3)	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	67,108	$644,371	161,745	$1,594,758
Shares sold through reinvestments of distributions	6,432	60,743	13,792	130,405
Shares redeemed	(287,843)	(2,803,288)	(353,471)	(3,416,025)

Net decrease	(214,303)	$(2,098,174)	(177,934)	$(1,690,862)

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	699,880	$6,711,905	714,332	$6,852,773
Shares sold through reinvestments of distributions	142,722	1,368,604	143,418	1,345,005
Shares redeemed	(391,128)	(3,731,862)	(699,271)	(6,312,454)

Net increase	451,474	$4,348,647	158,479	$1,885,324

(3)	Class A was liquidated on June 8, 2021.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $150,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the one month LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. Effective July 14, 2021, the Credit Agreement was renewed with the only change being that the outstanding principal on the loan shall now bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight Bank Funding Rate as in effect on the day of the borrowing plus 1.25%.

For the year ended June 30, 2021, the Funds did not utilize the Facility Amount.

11.	Indemnifications

Under the Funds’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds have entered into contracts with service providers which may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

12.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the fiscal year ended June 30, 2021, the Funds paid their Trustees’ aggregate remuneration of $587,000. During the year, the Funds did not pay any compensation to any of their Trustees who are “interested persons” (as defined by the 1940 Act) of the Funds. All of the Funds’ officers are employees of the Adviser. Pursuant to the Agreement, the Funds do not compensate their officers who are employees of the Adviser (except for the Chief Compliance Officer of the Funds unless assumed by the Adviser). For the year ended June 30, 2021, the Adviser paid the compensation of the Chief Compliance Officer of the Funds. The Funds did not make any payments to the Adviser for the year ended June 30, 2021, other than the amounts payable to the Adviser pursuant to the Agreement.

13.	Risks

Impacts of Covid-19

The pandemic related to the global spread of novel coronavirus disease (Covid-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the fund’s investments and the fund’s performance.

LIBOR

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Barings Funds Trust 2021 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2021

14.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to June 30, 2021 through August 26, 2021, the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2021 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Barings Funds Trust and Shareholders of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund and Barings U.S. High Yield Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Barings Funds Trust comprising the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, and Barings U.S. High Yield Fund (collectively, the “Funds”), including the schedules of investments, as of June 30, 2021; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Emerging Markets Debt Blended Total Return Fund, and Barings U.S. High Yield Fund 2021; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Barings Global Emerging Markets Equity Fund ; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Barings Funds Trust as of June 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUND COMPRISING THE BARINGS FUNDS TRUST	STATEMENT OF OPERATIONS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS

Barings Global Emerging Markets Equity Fund	For the year ended June 30, 2021	For the year ended June 30, 2021 and 2020	For the year ended June 30, 2021, 2020, and period from September 17, 2018 (commencement of operations) through June 30, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial

Barings Funds Trust 2021 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

August 26, 2021

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Barings Funds Trust 2021 Annual Report

FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary distributions made during the fiscal year ended June 30, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

FUND	DRD%

Barings Global Floating Rate Fund	0.01%

Barings Global Emerging Markets Equity Fund	0.47%

The following Funds had qualified dividend income (“QDI”) received through June 30, 2021, as follows:

FUND	QDI

Barings Global Floating Rate Fund	$642

Barings Global Credit Income Opportunities Fund	$3,746

Barings Global Emerging Markets Equity Fund	$178,483

Barings U.S. High Yield Fund	$2,441

The following Funds paid foreign taxes during the year ended June 30, 2021 that are available as income tax credits:

FUND	FOREIGN TAX CREDIT

Barings Emerging Markets Debt Blended Total Return Fund	$21,394

Barings Global Emerging Markets Equity Fund	$34,141

The following Funds generated net foreign source income during the year ended June 30, 2021 as listed below:

FUND	FOREIGN SOURCE INCOME

Barings Emerging Markets Debt Blended Total Return Fund	$5,016,690

Barings Global Emerging Markets Equity Fund	$341,662

Barings Funds Trust 2021 Annual Report

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Barings, the Board appointed administrator of the Funds’ liquidity risk management program (LRMP), presented the first annual report on the program to the Trusts on August 7, 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through June 30, 2020. The report included a description of the annual liquidity assessment of the funds that Barings performed. The report noted that there were no compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classifying the Funds’ investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the Funds’ investments. Barings concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4. There can be no assurance that the program will achieve its objectives in the future.

Barings Funds Trust 2021 Annual Report

INTERESTED TRUSTEE

Information about Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-855-439-5459 or on the Funds’ website at http://www.barings.com/funds/mutual-funds.

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

David M. Mihalick (48) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2020	Head of U.S. Public Fixed Income (since 2019), Head of U.S. High Yield (since 2017), Member of Global High Yield Allocation Committee (since 2017), Barings LLC.	9	Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since March 2021), Barings Capital Investment Corporation (business development company advised by Barings).

Barings Funds Trust 2021 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Rodney J. Dillman (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; and General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings).	7	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (65) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Chief Executive Officer (since 2018), National Math and Science Initiative; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; and Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since August 2021), Barings BDC, Inc. (business development company advised by Barings); Director (since August 2021), Barings Capital Investment Corporation (business development company advised by Barings); Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Director (since 2016), Salient MLP & Energy Infrastructure Fund (mutual fund); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2008), U.S. Physical Therapy, Inc. (NYSE: USPH); Trustee (2015-2017) Forward Funds (open-end investment company); and Trustee (since 2011), Salient Midstream & MLP Fund (closed-end investment company).

Barings Funds Trust 2021 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Thomas W. Okel (58) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	10	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Director (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); and Trustee (since 2015), Horizon Funds (mutual fund complex).

Cynthia R. Plouché (64) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2017	Assessor (2014-2018), Moraine Township (property assessment); and Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	7	Trustee (since 2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); and Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Martin A. Sumichrast (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since 2013	Chairman and Co-Chief Executive Officer (since 2016), Director (since 2015), cbdMD, Inc. (NYSE: YCBD; a consumer staples company specializing in CBD); Founder, Chief Executive Officer and Board Member (since 2020), Adara Acquisition Corporation (NYSE: ADRA); and Managing Director (since 2017), Sumichrast 2017 Family Trust (family office).	7	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Chairman and Director (2014-2017), Kure Corp. (retail).

Barings Funds Trust 2021 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Dan McGee (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2018	Managing Director (since 2013), Barings; and Managing Director (1992-2013), Principal Financial Group.

Carlene Pollock (54) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since 2016	Director (since 2015), Barings; Assistant Treasurer (2015-2016), Barings Funds Trust; Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (2013-2015), Corrum Capital Management (investment adviser); and Vice President (2008-2013), Bank of New York Mellon (third party administrator).

Elizabeth Murray (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since 2020	Managing Director (since 2020), Director (2018-2020), Barings; Treasurer (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Principal Accounting Officer (since 2020), Director of External Reporting (2018-2020), Barings BDC, Inc. (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Principal Accounting Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Principal Accounting Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Vice President of Financial Reporting (2012-2018), Triangle Capital Corporation.

Michael Cowart (38) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since 2020	Managing Director (since April 2021), Director (2018-2021), Barings; Chief Compliance Officer (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Compliance Officer (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Compliance Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Chief Compliance Officer (since 2019), Barings Securities LLC; and Assistant General Counsel (2016-2018), LPL Financial (independent broker-dealer).

Barings Funds Trust 2021 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jill Dinerman (44) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2019	Global Head of Legal and General Counsel (since 2020), Managing Director (since 2016), Associate General Counsel and Corporate Secretary (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Assistant Secretary (2019-2020), Barings Funds Trust; Vice President, Secretary and Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Legal Officer (since 2020), Secretary (July 2020-October 2020), Assistant Secretary (2019-2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Legal Officer (since 2020), Assistant Secretary (2019-2020), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2020), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Secretary (since 2018), Barings Securities LLC; Chief Legal Officer (since 2020), Barings BDC Finance I LLC; Chief Legal Officer (since 2020), Barings BDC Senior Funding I LLC; Non-Executive Director (since 2018), Baring International Investment Limited; Non-Executive Director (since May 2021), Baring Asset Management Limited; Non-Executive Director (since May 2021), Baring Investment Services Limited; Non-Executive Director (since May 2021), Barings (U.K.) Limited; Non-Executive Director (since May 2021), Barings Europe Limited.

Alexandra Pacini (28) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since 2020	Associate Director (since April 2021), Analyst (2017-2021), Barings; Assistant Secretary (since 2020), Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Assistant Secretary (since 2020), Barings BDC, Inc. (business development company advised by Barings); Assistant Secretary (since May 2021), Barings Private Credit Corporation (business development company advised by Barings); Assistant Secretary (since August 2021), Barings Capital Investment Corporation (business development company advised by Barings); and Legal Clerk (2015-2017), Bryan Cave LLP (law firm).

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE

This global privacy notice (“Privacy Notice”) applies to

∎	Barings LLC;

∎

Barings LLC’s affiliates, subsidiaries, and investment fund management entities (each management entity a “Manager”), which may respectively be based in the United States of America (the “USA”), United Kingdom (the “UK”), Switzerland, the European Union (the “EU”), Hong Kong S.A.R., the People’s Republic of China, Australia, South Korea, Taiwan, Japan and the Cayman Islands; and

∎	the respective investment funds and collective investment vehicles within the Barings family of funds (which may include funds that do not feature the Barings trade name) (each a “Fund”).

Collectively, these entities are “Barings” (“we”, “us”, “our”).

About this Privacy Notice

This Privacy Notice, which includes our Cookies Policy (to the extent applicable, a copy of which can be found at barings.com), is designed to help you understand our information collection practices depending on your relationship with us.

This Privacy Notice should be read in conjunction with any other applicable policies, terms and conditions in place between you and Barings.

Any term or provision contained in this Privacy Notice shall not apply to the extent it is incompatible with relevant applicable laws or regulations in the country or jurisdiction that applies to your Personal Data. The local addendum attached to this Privacy Notice sets out additional or different obligations and rights in a given country, state, or jurisdiction beyond the terms of this Privacy Notice. Where there is any inconsistency between the local addendum and the main body of this Privacy Notice, the relevant local addendum shall prevail.

The Barings entity that was originally responsible for collecting your Personal Data in a given country or jurisdiction will be your primary data controller. The relevant data controller(s) in a particular country or jurisdiction are set out in the relevant local addendum below. If your country or jurisdiction is not listed, your data controller will be Barings LLC.

Application of this Privacy Notice

Clients: If you interact with Barings as a private client or otherwise in your individual capacity, or in the capacity of an officer, employee, director and/or principal of one of our corporate or institutional clients (including prospective clients) (“Client”), this Privacy Notice sets out how Barings will collect and process Personal Data in connection with the services it provides you including its investment fund management services. Personal Data that we collect and process may include that of any Client including but not limited to registered shareholders or unitholders, applicants for shares or units, beneficial owners of registered shareholders or unitholders and applicants for shares or units, personal representatives, directors, officers, employees, agents, trustees and/or authorized signatories of registered shareholders or unitholders and applicants for shares or units (being natural persons) (“Corporate Individuals”) and other information relating to the dealings of Corporate Individuals with Manager or the Fund and/or their service providers.

Website Users: As regards any website or applications owned or operated by, or on behalf of, Barings, including (but not limited to) barings.com and any local variations that may be created from time to time (“Website”), if you are a user or visitor of a Website (“Website User”), this Privacy Notice also sets out how Barings collects and processes Personal Data in connection with those Websites.

Job Applicants: If you apply for a job with, or are later employed or otherwise appointed by, Barings, when applicable, we will provide you with a separate privacy notice about how we collect and process your Personal Data in connection with such appointment at that time.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

1. Definitions

We collect and process Personal Data in accordance with the requirements of the data protection laws (“Relevant Data Protection Laws”) applicable to the particular Personal Data at issue. The Relevant Data Protection Laws include the data protection or privacy laws of any country or jurisdiction applicable to the processing of Personal Data covered by this Privacy Notice.

“Personal Data” (or the equivalent term such as “personal information” under Relevant Data Protection Laws) means (to the extent applicable) any information: (i) held by Barings; (ii) held or obtained by the Manager or the Fund; or (iii) an individual provides to the Manager, the Fund or the Fund’s service provider, that can, in each case, identify an individual, such as name, address, email address, date of birth etc., from which that individual can be directly or indirectly personally identified, and includes information such as identification and account numbers and online identifiers, or otherwise has the meaning as set out in Relevant Data Protection Laws applicable to you.

Some of this Personal Data may include, where applicable, information classified in some jurisdictions as “Special Categories of Personal Data” (or equivalent terms such as “Sensitive Personal Data”, “sensitive information” or “sensitive personal information” under Relevant Data Protection Laws), relating to an individual’s race, ethnicity, health, political opinions, trade union membership, as well as Personal Data related to criminal matters.

“processing” means any operation or set of operations which is performed on Personal Data or on sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction, or otherwise has the meaning as set out in the applicable Relevant Data Protection Laws.

2. Personal Data collected and how we collect it

Barings will collect the following types of Personal Data, depending on your relationship with us:

∎

Identity information such as name, address, personal contact details (including email address and telephone numbers), date of birth, financial information, passport number, nationality, job title, driver’s license or identity card information; and

∎

Technical and usage information such as IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information).

Barings obtains your Personal Data from the following sources:

∎

Directly from you when you provide such information to us, for example, through your use of our Websites or other forms to receive our services (including our investment services), when you correspond with us or submit a complaint, or transact with us or our affiliates;

∎

From personnel of Clients, from non-affiliated sources (such as consumer or reporting agencies, government agencies, or other non-affiliated parties), or automatically through your use of our Websites; and

∎	Through Corporate Individuals, e.g. if you have engaged an advisor on your behalf.

If you are dealing with Barings as a Client, where the Manager or the Fund needs to process Personal Data: (i) in connection with a registered shareholder’s or unitholder’s contract with the Fund or Manager in respect of a Fund, (ii) in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, or (iii) where the Manager or the Fund has a legal obligation to collect certain Personal Data relating to a Corporate Individual (for example, in order to comply with anti-money laundering and anti-terrorist financing (collectively “AML”) obligations), the Manager or the Fund will not be able to deal with Client if such individual does not provide the necessary Personal Data and other information required by the Manager or the Fund.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

3. Purposes

If you are dealing with Barings as a Client, Barings will use the Personal Data of Corporate Individuals for the following purposes:

∎

For the purposes of performing the contract with a Client including registered shareholder or unitholder, or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, namely:

∎

for the purposes of providing services to the Client including registered shareholder or unitholder, and setting up and administering the Client’s or applicant’s or registered shareholder’s or unitholder’s account(s), as the case may be;

∎	for the collection of subscriptions and payment of redemptions, distributions and dividends;

∎	in the event of a merger or proposed merger of the Fund or any sub-fund of the Fund, or for any other restructurings; or

∎	to deal with queries or complaints from Clients including registered shareholders or unitholders;

∎	For compliance with Barings’ legal obligations including:

∎	AML and fraud prevention purposes, including OFAC and PEP screening for these purposes and to comply with UN, EU and other applicable sanctions regimes;

∎	compliance with applicable tax and regulatory reporting obligations;

∎	where Barings is ordered to disclose information by a court with appropriate jurisdiction; or

∎	recording of telephone calls and electronic communications in order to comply with applicable laws and regulatory obligations, where applicable;

∎	Where use is for a legitimate purpose of Barings including:

∎	for day to day operational and business purposes;

∎	to take advice from the Manager’s and the Fund’s external legal and other advisors;

∎	board reporting and management purposes, including where required, for quality assurance;

∎

investigation of complaints or reports, including via ethics or whistleblowing systems or reporting hotlines, relating to conduct which is contrary to Barings’ values or which may be in breach of applicable laws and regulations; or

∎	administering surveys and questionnaires, such as for research and client satisfaction purposes;

∎

Where a Corporate Individual has consented to use for a particular purpose. If a Corporate Individual gives consent for Barings to use their Personal Data for a particular purpose and where permitted under Relevant Data Protection Laws, that Corporate Individual has the right at any time to withdraw consent to the future use of his/her Personal Data for those purposes by writing to the address specified below.

If you are dealing with Barings as a Website User, Barings will use the Personal Data collected for the following purposes:

∎	For our internal business administration and record keeping purposes;

∎

To provide you with information about our investment products and related services, facilitate your online purchases, tailor or customize your user experience, and for all other administration as may be necessary in relation to the supply of our investment products and related services and the conduct of our investment management business;

∎	To respond to your complaints, inquiries or comments submitted through our Website;

∎	Where necessary, as part of any restructuring relating to Barings, its business or assets, or as part of a merger or sale of Barings or any of Barings’s subsidiaries;

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∎

For legal and regulatory compliance purposes, including as necessary to respond to governmental, regulatory or law enforcement agency requests in any jurisdiction; to ensure the continuing security and integrity of our systems, business dealings, reputation or the security and reputation of Barings and its staff; to identify misuse of Barings’s systems and any fraud or other illegal or unlawful activity or any other activity which is or may be contrary to our legal and regulatory compliance obligations;

∎	As may otherwise be necessary for responsible corporate governance or as otherwise required or permitted by applicable laws and/or regulations;

∎

To otherwise protect the rights and property of Barings and the rights, property, and health of other persons, which may include disclosing information about you to authorities when we deem it appropriate to do so; and

∎	To the extent applicable, for any other purpose for which we have obtained your consent from time to time as permitted and in accordance with Relevant Data Protection Laws.

Do-Not-Track: Please note that our Website does not recognize web browser “do-not-track” signals. For more information about our use of cookies and other online data collection mechanisms, please see our Cookies Policy located on barings.com.

To the extent required by Relevant Data Protection Laws, we will obtain your consent for any new or additional purposes for which Baring processes Personal Data.

Barings may also use your Personal Data to send you information about promotions and offers. However, we will not do so without your consent where required by Relevant Data Protection Laws. If you do not want to receive such information you can unsubscribe at any time by clicking the link at the bottom of any promotional message we send, or by contacting us using the contact details set out in this Privacy Notice.

4. International transfers

Personal Data may be transferred to a jurisdiction outside the country or jurisdiction in which you are resident or located and, if so, this will be done using a legitimate transfer mechanism as required under Relevant Data Protection Laws.

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question has in place data protection laws which are substantially similar to, or serve the same purposes as, those in the country or jurisdiction where you are resident or located, or otherwise deemed by the relevant authorities as providing ‘adequate protection’. However, some transfers may be to countries or jurisdictions that do not have equivalent protections and, in that case, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual protections for the Personal Data, as required based on the legitimate transfer mechanism used.

5. Special Categories of Personal Data

Barings may, in limited circumstances and as permitted by Relevant Data Protection Laws, collect and process Special Categories of Personal Data, as well as Personal Data related to criminal matters, in connection with its obligations under applicable AML laws, which will only be used and disclosed, as necessary, for such purpose.

6. Personal Data received from other sources

Where Barings is provided with Personal Data relating to an individual by someone other than that individual (such as a beneficial owner, partners, directors, officers, employers, employees, advisors, consumer or other reporting agencies, governmental agencies or other related persons), the person providing the Personal Data: will be asked to warrant that it will only do so in accordance with Relevant Data Protection Laws; and must ensure that, before doing so, the individuals in question are made aware of the fact that Barings will hold information relating to them and may use it for any of the purposes set out in this Privacy Notice; and, where necessary, must have obtained the individuals’ consent to Barings’ use of the Personal Data. Barings may, where required under applicable laws, notify individuals whose Personal Data was received indirectly from a third party, and confirm that Barings holds their Personal Data and provide a copy of this Privacy Notice to them.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

7. Disclosures of Personal Data

In addition to the disclosures discussed in this Privacy Notice, Barings may also need to disclose your Personal Data:

∎	To group companies or related body corporates of Barings (see barings.com for more information), to enable those entities to provide services to us and/or as part of shared systems which are in place;

∎

To organisations who provide services and support to us, including hosting, data processing, website development services, IT support and maintenance providers, call center and hotline providers and other outsourced services; and

∎	To enable us to comply with applicable laws and regulatory obligations and respond to requests from governmental and other regulatory authorities in any jurisdiction.

Additionally, if you are dealing with Barings as a Client, Barings may disclose any Personal Data to other entities, except as outlined above or under section 3 of this Privacy Notice or as follows, and in each case to the extent permitted by Relevant Data Protection Laws:

∎

To enable Barings to carry out the obligations under the contract with a Client including registered shareholder or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder;

∎

To anyone providing a service to Barings or a Barings agent (which may include the Manager and companies within its group of companies, the administrator and its or their sub-contractors), as data processors, for the purposes of providing services to the Manager or the Fund and on the understanding that they will keep the Personal Data confidential as required by Relevant Data Protection Laws;

∎	Where Personal Data needs to be shared with the depositary appointed to the Fund, in order to enable it to discharge its legal and regulatory obligations;

∎

Where the administrator to the Fund is subject to a separate legal obligation requiring it to act as controller of the Personal Data, including where it is required to use the Personal Data for the discharge of its own AML obligations including AML ID verification or reporting suspicious activity, or where an individual has otherwise consented to the Personal Data being shared with the administrator for specific purposes;

∎

Where the Client including a registered shareholder or unitholder or applicant for shares or units is a client of the Manager or a company within its group of companies, with such company for any other purposes agreed with an individual;

∎	Where the Manager or the Fund needs to share Personal Data with its and the Fund’s auditors, and legal and other advisors;

∎

In the event of a merger or proposed merger, any (or any proposed) transferee of, or successor in title to, the whole or any part of the Fund’s business, and their respective officers, employees, agents and advisers, to the extent necessary to give effect to such merger; or

∎

The disclosure is required by law or regulation, or court or administrative order having force of law, or is required to be made to any of the Manager’s or the Fund’s regulators, in each case in any jurisdiction.

In any case, where Barings shares Personal Data with a non-affiliated data controller (including, as appropriate, the Fund’s service providers), the use by that non-affiliated party of the Personal Data will be subject to the non-affiliated party’s own privacy policies.

8. Security of Personal Data

Barings will maintain appropriate physical, technical and procedural safeguards designed to protect any Personal Data that you provide to us from accidental or unauthorized loss, misuse, damage, modification, access or disclosure in accordance with Relevant Data Protection Laws. Barings also restricts access to Personal Data about you to those employees who need

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

to know that information to provide products and services to you. As an added measure, Barings does not include Personal Data or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

Service providers who process your Personal Data on behalf of Barings are also required to adhere to appropriate security standards designed to protect such information against unauthorized access, destruction or loss.

9. Updates to Personal Data

Barings will use reasonable efforts to keep Personal Data up to date. However, Barings must be notified, without delay, of any change in an individual’s personal circumstances by the individual or the person that provides such information on behalf of the individual.

10. Retention of Personal Data

Barings is obliged to retain certain information to ensure accuracy, help maintain quality of service and for legal, regulatory, fraud prevention and legitimate business purposes.

Barings is obliged by law to retain AML-related identification and transaction records for a number of years depending on the relevant rule or regulation under applicable laws from the end of the relevant investor relationship or the date of the transaction.

Other information will be retained for no longer than is necessary for the purpose for which it was obtained by Barings or as required or permitted for legal, regulatory, fraud prevention and legitimate business purposes. In general, Barings (or its service providers on its behalf) (as applicable) will hold this information for a period of seven (7) years, unless it is obliged to hold it for a different period under law or applicable regulations.

Barings may also retain records of telephone calls and any electronic communications for any length of time as required or permitted by any relevant regulatory entity or as required by relevant local laws including those relating to data privacy and security.

11. Individual’s Rights in relation to Personal Data

You may have the following rights under Relevant Data Protection Laws:

∎

An individual may have the right to request access to, correct any inaccuracies in, and in certain circumstances, request erasure, or object to or restrict the use, of their Personal Data, and object to certain uses or other processing of their Personal Data (including automated processing), in each case subject to the conditions and/or restrictions set out in Relevant Data Protection Laws.

∎

In limited circumstances, an individual may also have the right to data portability in respect of certain of their Personal Data, which means they can request that Barings provide a copy of their disclosable Personal Data to them or their third party nominee.

∎

An individual may also have the right to lodge a complaint with the relevant Barings entity that is the data controller and/or with a relevant supervisory authority about the processing of the individual’s Personal Data by the relevant Barings entity, the Manager and/or the Fund.

∎

An individual may also have the right to withdraw consent in specific circumstances, such as for direct marketing, or where we have otherwise relied on the individual’s consent to process their Personal Data.

To exercise any of these rights, please send confirmation of your request, by e-mail or post, to the address below, specifying which Barings products or funds your request relates to and providing any other relevant identifying information:

Barings Data Privacy Manager

20 Old Bailey

London, UK

DPM@Barings.com

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

12. Complaints

If you would like to contact us in relation to how your Personal Data is handled, please contact Barings’ Data Privacy Manager at DPM@Barings.com and your complaint will be handled in accordance with our handling procedures. You may also have the right to make a complaint with the relevant local supervisory authority; however, we would request in the first instance you contact us.

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

13. Local Country, State or Specific Jurisdictional Addenda

i.	Australia

ii.	California

iii.	European Economic Area and UK

iv.	Hong Kong S.A.R.

v.	Japan

vi.	People’s Republic of China

vii.	South Korea

viii.	Switzerland

ix.	Taiwan

x.	USA

14. Document Management

This document is reviewed at least once annually, and updated as required. Where required by Relevant Data Protection Laws we will notify you in the event of material changes to this Privacy Notice and, where required, seek your consent to those changes.

This document was last updated June 4, 2020.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR AUSTRALIA

This addendum sets out additional obligations and rights of Barings Australia Pty Ltd, including any associated Managers and Funds, beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

In some circumstances, we may need to collect additional Personal Data from you, or collect Personal Data from you in a way which is not described in the Privacy Notice. Where this is the case, we will provide you with additional information which details the Personal Data we will collect from you and how we will use, hold and disclose that Personal Data.

DIRECT MARKETING

Your Personal Data may also be used to enable us to market services and products that we, our group companies or related body corporates or our partners offer and which we consider may be of interest to you. If you do not want us to contact you about these products and services, please contact us using the details set out below. You will also be given an opportunity to unsubscribe from any marketing communications which we send to you electronically (such as via e-mail).

HOW DO I ACCESS MY PERSONAL INFORMATION?

You may contact us using the details below if you wish to find out about the Personal Data we hold about you. We may need to verify your identity before giving you access and, depending on the complexity of your request, we may charge a reasonable fee for processing the request.

In certain circumstances, we may not be able to tell you what Personal Data is held about you. In these circumstances, we will notify you to explain why we cannot provide the information and attempt to find alternative means to enable you to access your information.

HOW DO I REQUEST CORRECTION OF MY INFORMATION?

If you believe that the Personal Data we hold about you is inaccurate, incomplete or out of date, you should contact us using the details below. We will promptly update any Personal Data that we consider is inaccurate, incomplete or out of date. If we do not agree that your information is inaccurate, incomplete or out of date, we will notify you and provide you with the reasons.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may access an external dispute resolution service or apply to the Office of the Australian Information Commissioner (“OAIC”) to have the complaint heard and determined. When we notify you about our decision, we will explain how you may access an external dispute resolution scheme or make a complaint to the OAIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Australia Pty Ltd,

Suite 4501, Level 45,

Australia Square,

264 George Street,

Sydney, NSW 2000, Australia

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR CALIFORNIA

Under the California Consumer Privacy Act (“CCPA”), we are required to provide California residents with specific information about our personal information practices. The CCPA defines the term “personal information” broadly, and includes any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular California resident or household. Please note that the CCPA does not apply to certain types of information, and your data may be covered by additional privacy notices based on your relationship with us.

Categories of Personal Information that We Collect, Disclose, and Sell

We do not sell any of your personal information for monetary compensation.

We currently do not share your information with non-affiliated third parties for their own marketing purpose. We collect and disclose certain personal information in the course of our business as described in the Privacy Notice, including to process your transactions, for customer service purposes, for marketing, for general administration (e.g., managing inventory) evaluating use of our services, research and development, and for legal compliance.

Please refer to section 3 of the Privacy Notice for a description of how we collect and disclose personal information and the personal information that we collect.

In addition to collecting business related information (including information such as names, business contact information and for investors, employees and certain business contacts, dates of birth, government identifiers and/or financial information) we also collect the following:

∎

Usage Data: As described above, we collect certain technical information about a user’s use of our Websites, which may include: IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information). We do not typically associate this information with a particular user’s account and we do not seek to reidentify the user through this information.

∎

Audio & Video Information: If you call us, we may record your conversation for quality assurance, training, legal compliance, and customer service purposes. Certain of our premises are monitored by closed circuit television. Absent an incident, we do not usually obtain a copy of such footage, but, rather, it would be the property of the building manager.

We disclose each of the above categories of information, for a business purpose as defined by the CCPA. For example, we may share your contact information with entities that assist us in account management, background check organizations, and, where permitted by law, with entities to assist us in marketing. We also share your information with entities that assist us in providing support and services, such as hosting our websites, applications, and other online services, to respond to inquiries and for trouble-shooting. We also share your information to assist us in analyzing and improving our services and operations; for fraud prevention; personalizing content and experiences; securing and protecting our business; defending our legal rights and the rights of others; auditing, reporting, corporate governance, and internal operations; and complying with legal obligations.

California Resident Rights

California law grants California residents certain rights and imposes restrictions on particular business practices. We are required to provide you with a notice about our information collection practices at or before the point of collection; to this end, there may be circumstances in which we provide an additional notice to you. California residents have the right to opt-out of our sale of their personal information. Subject to certain exceptions, California residents have the right to (at no charge) request that we (1) delete the personal information that we hold about them, subject to certain exceptions and (2) send a copy of the specific pieces of personal information that we have collected about them in the prior 12 months and to have this delivered, free of charge, either (a) by mail or (b) electronically in a portable and, to the extent technically

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GLOBAL PRIVACY NOTICE: ADDENDUM FOR CALIFORNIA (CONTINUED)

feasible, readily useable and transferrable format. California residents also have the right to request that we provide them certain information about how we have handled their personal information in the prior 12 months, including the:

∎	categories of personal information collected;

∎	categories of sources of personal information;

∎	business and/or commercial purposes for collecting and selling their personal information;

∎	categories of third parties/with whom we have disclosed or shared their personal information;

∎	categories of personal information that we have disclosed or shared with a third party for a business purpose; and

∎	categories of third parties to whom the residents’ personal information has been sold and the specific categories of personal information sold to each category of third party.

California residents may make Requests to Know up to twice every 12 months. The CCPA prohibits discrimination against California residents for exercising their rights under the CCPA. Discrimination may exist where a business denies or provides a different level or quality of goods or services, or charges (or suggests that it will charge) different prices, rates, or penalties on residents who exercise their CCPA rights, unless doing so is reasonably related to the value provided to the business by the residents’ data.

California residents have the right to be notified of any financial incentive offers and their material terms, the right to opt-out of such incentives at any time, and may not be included in such incentives without their prior informed opt-in consent. We currently do not offer any incentives.

CONTACT US

To contact us in relation to the Privacy Notice, including Requests to Opt-Out of Sale of Personal Information (if applicable), Requests to Know, and Requests to Delete, please use the following methods:

Electronically: Submitting a CCPA Webform found at barings.com

By Phone: 1-877-766-0014 (toll free),

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

We will respond to verifiable requests received from California consumers as required by law.

To opt-out of sharing with targeted advertisers, please visit optout.aboutads.info and optout.networkadvertising.org.

California Shine the Light

We currently do not share your information with non-affiliated third parties for their own marketing purpose.

For more information about our privacy practices, you may contact us at dpm@barings.com.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR EUROPEAN ECONOMIC AREA (EEA) AND UNITED KINGDOM

This addendum sets out additional obligations and rights of Baring Asset Management Limited (“BAML”), including any associated Managers and Funds, beyond the terms of the Privacy Notice.

RELEVANT DATA PROTECTION LAWS

To avoid doubt, “Relevant Data Protection Laws” shall mean any applicable data protection laws relating to the protection of individuals with regards to the processing of personal data including the General Data Protection Regulation (EU) 2016/679 (“GDPR”) (together with any laws implemented by EU member states (including any replacement legislation applicable in the United Kingdom, whether or not as a result of any full or partial departure of the United Kingdom from the European Union), which contain derogations from, or exemptions or authorisations for the purposes of, the GDPR, or which are otherwise intended to supplement the GDPR); the UK Data Protection Act 2018; the ePrivacy Directive 2002/58/EC as implemented by EU member states; any corresponding or equivalent national laws or regulations relating to the collection, use, disclosure and processing of personal data including any amendment, update, modification to or reenactment of such laws and guides and codes of practice issued from time to time by any supervisory authorities, in each case as amended, updated or replaced from time to time.

LAWFUL BASIS FOR PROCESSING

Under Relevant Data Protection Laws we must have a lawful basis for processing your Personal Data. When we do so, we rely on one of the following:

-	To perform a contract we have with you;

-	To comply with a legal obligation;

-	Where we have a legitimate interest as a business; or

-	If you have given us your consent.

We have set out the lawful bases we rely on at section 3 of the Privacy Notice. Unless otherwise set out in section 3, the processing of your Personal Data will be in furtherance of BAML’s legitimate interests to provide and improve our services to you, in order to preserve our business operations, and ensuring that you are provided with information which is relevant to you.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), BAML may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions outside of the UK or

EEA may be permitted where such transfer is made to jurisdictions or countries providing “adequate protection” for Personal Data (which may include US companies that have voluntarily signed up to the EU-U.S. or Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, BAML, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used (such as putting in place European Commission-approved “Standard Contractual Clauses”).

Where you are in the UK or the EEA, further information in relation to specific international transfers can be obtained by contacting BAML’s Data Privacy Manager at DPM@Barings.com.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR EUROPEAN ECONOMIC AREA (EEA) AND UNITED KINGDOM (CONTINUED)

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. Notwithstanding the above, you have the right to make a complaint at any time to the Information Commissioner’s Office (ICO), the UK supervisory authority, or to any other supervisory authority applicable to you.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management Limited

20 Old Bailey

London, UK

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR HONG KONG S.A.R.

This addendum sets out additional obligations and rights of Baring Asset Management (Asia) Limited including any associated Managers and Funds (“we”, “Barings Hong Kong”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), Barings Hong Kong may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management (Asia) Limited 35/F Gloucester Tower

15 Queens Road

Central, Hong Kong

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR JAPAN

This addendum sets out additional obligations and rights of Barings Japan Ltd. including any associated Managers and Funds (“we”, “Barings Japan”), beyond the terms of the Privacy Notice.

TRANSFERS

Your primary data controller Barings Japan will jointly use your Personal Data specified in the Privacy Notice for the purposes specified therein with other group companies of Barings. Barings Japan will be responsible for the management of your Personal Data jointly used by other group companies of Barings.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Japan Ltd.

7F Kyobashi Edogrand

2-2-1 Kyobashi

Chuo-ku

Tokyo 104-0031, Japan

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR THE PEOPLE’S REPUBLIC OF CHINA (“PRC”) (EXCLUDING FOR THE PURPOSES OF THE PRIVACY NOTICE HONG KONG S.A.R., MACAU S.A.R. AND TAIWAN)

This addendum sets out additional obligations and rights of Barings Investment Management (Shanghai) Limited and Barings Overseas Investment Fund Management (Shanghai) Limited, including any associated Managers and Funds (“we”, “Barings PRC”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide Barings PRC with certain Personal Data (for example, if you do not provide us with information that is indicated as mandatory); or give us your (express or deemed) consent to the collection, use and/or disclosure of your Personal Data; or if you subsequently withdraw your consent, Barings PRC may not be able to manage or administer our client relationship with you; provide certain products and services to you; or if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Certain types of Personal Data are considered “sensitive” and, depending on your country of work or residence and applicable laws, additional rules will apply in respect of this Personal Data. “Sensitive Personal Data” as defined under PRC laws and regulations may include (but without limitation) information relating to:

∎	mobile phone number;

∎	genetic or biometric information;

∎	financial information;

∎	tax identification number;

∎	national identity card number;

∎	health records;

∎	sexual orientation; and

∎	racial or ethnic origin.

References to “Special Categories of Personal Data” in the Privacy Notice shall for the purpose of this addendum be deemed to be references to Sensitive Personal Data.

RETENTION OF PERSONAL DATA

Your Personal Data will be kept confidential and will be retained for the retention periods set out in our Record Keeping Policy.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Investment Management (Shanghai) Limited & Barings Overseas Investment Fund Management (Shanghai) Limited

Unit 4501-04 , Level 45

International Finance Center Tower 2

8 Century Avenue

Pudong District

Shanghai, China

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SOUTH KOREA

This addendum sets out additional obligations and rights of Baring Asset Management (Korea) Limited, including any associated Managers and Funds (“we”, “Barings Korea”), beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

We obtain your consent when collecting and using your Personal Data unless such collection and usage is based on Personal Information Protection Act (“PIPA”), the Act on Promotion of Information Communication Network Usage and Information Protection (“Network Act”), Protection of Credit Information Act (“Credit Information Act”), or other laws or regulations of Korea.

SENSITIVE PERSONAL DATA

Under the PIPA, information on the ideology, creed, membership of a labor union or political party, political views, health, sexual preferences, bio-data, and criminal records as defined under the Act on the Lapse of Criminal Sentences is considered “Sensitive Personal Data”.

When collecting Sensitive Personal Data from you, we comply with all the procedures and methods stipulated by the PIPA, including obtaining your separate consent for the processing of Sensitive Personal Data.

OUTSOURCING OF THE PROCESSING OF PERSONAL DATA

Please see below the list of third-party processors (“Processors”) together with the specific processing tasks to be outsourced. The Personal Data transferred to the Processors will be retained only to the extent necessary for the purposes of the services provided and to meet any regulatory requirements in accordance with any applicable laws.

We comply with all the relevant laws and regulations when outsourcing the processing of Personal Data. For example, we do not outsource the processing of Particular Identification Data as defined under the PIPA (i.e., resident registration numbers (“RRNs”), driver’s license numbers, passport numbers, and alien registration numbers) to Processors located outside of Korea.

NAME OF THE THIRD-PARTY PROCESSOR	OUTSOURCED TASK/SERVICE

NAVEX Global, Inc.	Operation of Barings’ ethics and whistleblower hotline

PROVISION OF PERSONAL DATA TO THIRD PARTIES

Subject to your separate consent, the following Personal Data may also be disclosed to third parties, i.e., independent data controllers as set out below.

We comply with all the relevant laws and regulations when providing Personal Data to a third party. For example, we do not provide Particular Identification Data as defined under the PIPA to recipients located outside of Korea.

RECIPIENT	RECIPIENT’S PURPOSE OF USE	TRANSFERRED ITEMS	RECIPIENT’S PERIOD OF RETENTION AND USE

Barings LLC	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection

Baring Asset Management Limited	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SOUTH KOREA (CONTINUED)

DATA PROTECTION OFFICER

The data protection officer is Ho Chul Jung ( ) and is available at +82 2 3788 0529 or via e-mail at Hochul.jung@barings.com.

DESTRUCTION OF PERSONAL DATA

Your Personal Data will be processed and stored for as long as required for the purposes for which they were collected, and in accordance with the storage periods provided for by the applicable laws. After such period, your Personal Data will be automatically and permanently erased or made anonymous.

MEASURES TO ENSURE SECURITY OF PERSONAL DATA

We take the following technical, managerial and physical measures necessary to ensure the security of your Personal Data.

Managerial measures: Designation of a data protection officer, establishment and implementation of an internal management plan, regular training of employees on personal data protection, etc.

Technical measures: Management of the right to access the Personal Data Processing system, installation of an access control system, encryption of Particular Identification Data(as defined under the PIPA), installation of security programs, etc.

Physical measures: Restriction on access to Personal Data storage mediums such as the computer room and data storage room, etc.

INSTALLATION, OPERATION, AND DENIAL OF A DEVICE THAT AUTOMATICALLY COLLECTS PERSONAL INFORMATION

We use cookies which constantly save and retrieve information of our Website Users. A cookie is a small text file of information about the basic setting of a website, sent by the website’s web server to the web browser of a user, and is stored in the hard disk of the user’s computer.

We use cookies for the following purposes: to engage in target marketing and provide customized services by analyzing the frequency and times of visits of members and non-members, identifying their preferences and interests and tracking the number of visits made.

You have the right to choose whether or not to install cookies. Therefore, you may adjust the options of your web browser to accept or refuse all cookies, or to receive notice each time cookies are installed.

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SWITZERLAND

This addendum sets out additional obligations and rights of Baring Asset Management Switzerland Sàrl, including any associated Managers and Funds (“we”, “Barings Switzerland”), beyond the terms of the Privacy Notice.

DEFINITION OF PERSONAL DATA

The definition of “Personal Data” also includes all information relating to an identified or identifiable legal entity pursuant to Article 3 (a) of the Swiss Federal Act on Data Protection (“FADP”).

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question is in the European Economic Area (EEA), or on the Federal Data Protection and Information Commissioner’s (“FDPIC”) list of countries providing ‘adequate protection’ for Personal Data (which may include US companies that have voluntarily signed up to the Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, Barings Switzerland, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used.

When you are in Switzerland, further information in relation to specific international transfers can be obtained by contacting Barings’ Data Privacy Manager at DPM@Barings.com.

INDIVIDUAL’S RIGHTS IN RELATION TO PERSONAL DATA

Under the FADP, an individual is not granted the right to data portability in respect of his or her Personal Data.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may submit a complaint to the FDPIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

Phone - +442077628961

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR TAIWAN

This addendum sets out additional obligations and rights of Barings SICE (Taiwan) Limited, including any associated Managers and Funds (“We”, “Barings Taiwan”), beyond the terms of the Privacy Notice. The term “process” or “processing” as used in the Privacy Notice should be taken to mean “collect”, “use” and “process” as defined in the Taiwan Personal Information Protection Law.

PROVIDING YOUR INFORMATION TO US

If you choose not to provide us with certain of your Personal Data (for example, if you do not provide us with information that is indicated as mandatory), we may not be able to manager or administer our client relationship with you; provide you with products and services; or, if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Sensitive Personal Data and Special Categories of Personal Data shall, for purposes of Barings Taiwan’s obligation to you, include medical records, medical treatment, genetic information, sexual life (including sexual orientation) and health examination and criminal records.

YOUR RIGHTS TO YOUR PERSONAL DATA

You have rights, using the contact details below:

∎	to make inquiries or request to review your Personal Data;

∎	to make copies of your Personal Data;

∎	to supplement or correct your Personal Data;

∎	to discontinue collection, processing or use of Personal Data;

∎	to delete your Personal Data; or

∎	to communicate to us your objection to the use of your Personal Data for marketing purposes.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring SICE (Taiwan) Limited

21F 333 Keelung Rd.

Sec.1 Taipei 11012

Taiwan

Barings Funds Trust 2021 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR THE UNITED STATES OF AMERICA (THE “USA”)

This addendum sets out additional obligations and rights of Barings LLC and Barings Securities LLC including any associated Managers and Funds (“We/Barings US”) beyond the terms of the Privacy Notice.

PROVISION OF PERSONAL DATA TO OTHER ENTITIES

If you are dealing with Barings US as a Client, we may share the financial information we collect from you with our financial services affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs, we may disclose Personal Data we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings US. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We also disclose your financial information for our everyday business purposes, such as to process and effect transactions that you request or authorize and to maintain your account(s) and as otherwise permitted by applicable law. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law. When you are no longer our customer, we will continue to share your information as described in this notice.

REGULATORY

The Privacy Notice describes the privacy policies of Barings. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800)-289-9999.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

BARINGS FUNDS TRUST

ANNUAL REPORT

June 30, 2021

(b) Not applicable

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.barings.com/us/guest/funds/barings-mutual-fund-documents and click Fund Code of Ethics. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel, and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Year Ended June 30, 2021	Year Ended June 30, 2020
Audit Fees	$293,500	$322,100
Audit-Related Fees	$0	$30,000
Tax Fees	$88,650	$98,393
All Other Fees	$0	$0

Total Fees	$382,150	$450,493

Non-Audit Fees Billed to Barings and MassMutual:

	Year Ended June 30, 2021	Year Ended June 30, 2020
Audit Fees	$3,647,481	$3,563,922
Audit-Related Fees	$1,794,671	$2,236,858
Tax Fees	$2,836,667	$4,357,763
All Other Fees	$2,831,672	$5,271,600

Total Fees	$11,110,491	$15,430,143

The category “Audit Fees” refers to performing an audit of the Registrant’s, Barings LLC’s (“Barings”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Barings, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the fiscal year ended June 30, 2021, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the years ended June 30, 2021 and June 30, 2020 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.barings.com/us/guest/funds/barings-mutual-fund-documents and click Fund Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	September 3, 2021

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	September 3, 2021